                              AMENDED AND RESTATED
                                CREDIT AGREEMENT



                            DATED AS OF MAY 26, 1998



                                      AMONG


                         HORIZON MEDICAL PRODUCTS, INC.,


                         THE LENDERS REFERRED TO HEREIN


                                       AND


                      NATIONSCREDIT COMMERCIAL CORPORATION,
                                    AS AGENT

                                TABLE OF CONTENTS

                                                                                     Page
                                                                                     ----
ARTICLE I - DEFINITIONS.................................................................1
         SECTION 1.01.  Certain Defined Terms...........................................1
         SECTION 1.02.  Accounting Terms and Determinations............................20
         SECTION 1.03.  Other Definitional Provisions..................................21

ARTICLE II - REVOLVING CREDIT LOANS....................................................21
         SECTION 2.01.  Revolving Credit Loans and Commitments.........................21
         SECTION 2.02.  Revolving Credit Notes.........................................22
         SECTION 2.03.  Interest on the Revolving Credit Loans.........................23
         SECTION 2.04.  Advancing Revolving Credit Loans...............................24
         SECTION 2.05.  Mandatory Repayments and Prepayments...........................24
         SECTION 2.06.  Optional Prepayments...........................................26
         SECTION 2.07.  Application of Payments........................................26
         SECTION 2.08.  Reduction of Commitment........................................26
         SECTION 2.09.  Letters of Credit..............................................27

ARTICLE III - CONDITIONS...............................................................30
         SECTION 3.01.  Conditions to Closing..........................................30
         SECTION 3.02.  Conditions to Acquisition Loans................................32
         SECTION 3.03.  Conditions to Each Loan........................................33

ARTICLE IV - REPRESENTATIONS AND WARRANTIES............................................34
         SECTION 4.01.  Corporate Existence and Power..................................34
         SECTION 4.02.  Corporate and Governmental Authorization; No
                        Contravention..................................................35
         SECTION 4.03.  Binding Effect; Liens of Security Documents....................35
         SECTION 4.04.  Financial Information..........................................35
         SECTION 4.05.  Litigation.....................................................36
         SECTION 4.06.  Ownership of Property, Liens...................................36
         SECTION 4.07.  No Default.....................................................37
         SECTION 4.08.  No Burdensome Restrictions.....................................37
         SECTION 4.09.  Labor Matters..................................................37
         SECTION 4.10.  Subsidiaries; Other Equity Investments.........................37
         SECTION 4.11.  Investment Company Act.........................................37
         SECTION 4.12.  Margin Regulations.............................................38
         SECTION 4.13.  Taxes..........................................................38
         SECTION 4.14.  Compliance with ERISA..........................................38
         SECTION 4.15.  Brokers........................................................38
         SECTION 4.16.  Employment, Shareholders and Subscription Agreements...........38
         SECTION 4.17.  Full Disclosure................................................39

         SECTION 4.18.  Representations and Warranties Incorporated
                        from Other Operative Documents.................................39
         SECTION 4.19.  Private Offering...............................................39
         SECTION 4.20.  Compliance with Environmental Requirements;
                        No Hazardous Materials.........................................39
         SECTION 4.21.  Capitalization.................................................41
         SECTION 4.22.  Real Property Interests........................................42

ARTICLE V - AFFIRMATIVE COVENANTS......................................................42
         SECTION 5.01.  Financial Statements and Other Reports.........................42
         SECTION 5.02.  Payment of Obligations.........................................46
         SECTION 5.03.  Conduct of Business and Maintenance of Existence...............46
         SECTION 5.04.  Maintenance of Property; Insurance.............................46
         SECTION 5.05.  Compliance with Laws...........................................47
         SECTION 5.06.  Inspection of Property, Books and Records......................47
         SECTION 5.07.  Use of Proceeds................................................48
         SECTION 5.08.  Further Assurances.............................................48
         SECTION 5.09.  Board Meetings.................................................48
         SECTION 5.10.  Lenders' Meetings..............................................48
         SECTION 5.11.  Additional Subsidiaries........................................48
         SECTION 5.12.  Hazardous Materials; Remediation...............................49
         SECTION 5.13.  Landlord and Warehouseman Waivers..............................49
         SECTION 5.14.  Collateral Reports.............................................50
         SECTION 5.15.  Collections; Right to Notify Account Debtors...................50
         SECTION 5.16.  Enforcement of Covenants Not to Compete........................50
         SECTION 5.17.  Hedging Facilities.............................................50
         SECTION 5.18.  Mortgages on Real Property; Title Insurance and Survey.........50

ARTICLE VI - NEGATIVE COVENANTS........................................................51
         SECTION 6.01.  Debt        ...................................................51
         SECTION 6.02.  Negative Pledge................................................52
         SECTION 6.03.  Capital Stock..................................................52
         SECTION 6.04.  Restricted Payments............................................52
         SECTION 6.05.  ERISA..........................................................52
         SECTION 6.06.  Consolidations, Mergers and Sales of Assets....................53
         SECTION 6.07.  Purchase of Assets, Investments................................53
         SECTION 6.08.  Transactions with Affiliates...................................54
         SECTION 6.09.  [reserved].....................................................54
         SECTION 6.10.  Fiscal Year....................................................54
         SECTION 6.11.  Management Compensation........................................54
         SECTION 6.12.  Lease Payments.................................................54
         SECTION 6.13.  Minimum Net Worth..............................................54
         SECTION 6.14.  Capital Expenditures...........................................55
         SECTION 6.15.  Total Debt Coverage Ratio......................................55

         SECTION 6.16.  Leverage.......................................................55
         SECTION 6.17.  Minimum EBITDA.................................................55
         SECTION 6.18.  Interest Coverage..............................................55
         SECTION 6.19.  Debt to Capitalization.........................................56
         SECTION 6.20.  Transition Rules...............................................56

ARTICLE VII -EVENTS OF DEFAULT.........................................................56
         SECTION 7.01.  Events of Default..............................................56
         SECTION 7.02.  Cash Collateral................................................59

ARTICLE VIII - FEES, EXPENSES AND INDEMNITIES; GENERAL PROVISIONS
               RELATING TO PAYMENTS....................................................59
         SECTION 8.01.  Fees...........................................................59
         SECTION 8.02.  Computation of Interest and Fees...............................60
         SECTION 8.03.  General Provisions Regarding Payments..........................60
         SECTION 8.04.  Expenses.......................................................60
         SECTION 8.05.  Indemnity......................................................61
         SECTION 8.06.  Taxes..........................................................62
         SECTION 8.07.  Funding Losses.................................................62
         SECTION 8.08.  Maximum Interest...............................................62

ARTICLE IX - THE AGENT.................................................................63
         SECTION 9.01.  Appointment and Authorization..................................63
         SECTION 9.02.  Agent and Affiliates...........................................63
         SECTION 9.03.  Action by Agent................................................63
         SECTION 9.04.  Consultation with Experts......................................63
         SECTION 9.05.  Liability of Agent.............................................63
         SECTION 9.06.  Indemnification................................................64
         SECTION 9.07.  Credit Decision................................................64
         SECTION 9.08.  Successor Agent................................................64

ARTICLE X - MISCELLANEOUS..............................................................65
         SECTION 10.01.  Survival......................................................65
         SECTION 10.02.  No Waivers....................................................65
         SECTION 10.03.  Notices.......................................................65
         SECTION 10.04.  Severability..................................................65
         SECTION 10.05.  Amendments and Waivers........................................65
         SECTION 10.06.  Successors and Assigns; Registration..........................66
         SECTION 10.07.  Collateral....................................................67
         SECTION 10.08.  Headings......................................................68
         SECTION 10.09.  GOVERNING LAW; SUBMISSION TO JURISDICTION.....................68
         SECTION 10.10.  Notice of Breach by Agent or Lender...........................68
         SECTION 10.11.  WAIVER OF JURY TRIAL..........................................68
         SECTION 10.12.  Counterparts..................................................69

         SECTION 10.13.  Special Provision Relating to this Amendment and Restatement...............................................69

EXHIBIT A  -      Revolving Credit Note
EXHIBIT B  -      Notice of Revolving Credit Loan
EXHIBIT C  -      Company Security Agreement
EXHIBIT D  -      Company Pledge Agreement
EXHIBIT E  -      Subsidiary Guaranty Agreement
EXHIBIT F  -      Subsidiary Security Agreement
EXHIBIT G  -      Form of Letters of Credit
EXHIBIT H  -      Borrowing Base Certificate
EXHIBIT I  -      Opinion of Counsel to the Company
EXHIBIT J  -      Opinion of Kilpatrick Stockton LLP, Special Counsel
                  to the Agent

SCHEDULE 3.01(l)  -        Debt to be Repaid at Closing
SCHEDULE 4.10     -        Subsidiaries
SCHEDULE 4.15     -        Brokers
SCHEDULE 4.16     -        Employment, Shareholders' and Subscription Agreements
SCHEDULE 4.20     -        Environmental Matters
SCHEDULE 4.21     -        Capitalization
SCHEDULE 4.22     -        Real Property Interests
SCHEDULE 5.04     -        Required Insurance
SCHEDULE 6.01     -        Permitted Debt
SCHEDULE 6.02     -        Permitted Liens

                      AMENDED AND RESTATED CREDIT AGREEMENT

                  AMENDED AND RESTATED CREDIT AGREEMENT dated as of May 26, 1998, among HORIZON MEDICAL PRODUCTS, INC., the LENDERS listed on the signature pages hereof and NATIONSCREDIT COMMERCIAL CORPORATION, as Agent.

                  The parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.01. CERTAIN DEFINED TERMS. The following terms have the following meanings:

                  "ACQUISITION" means the purchase by the Company or any Subsidiary of any medical products company or certain of the assets of a medical products company funded by the proceeds of an Acquisition Loan provided pursuant to Section 2.01(c).

                  "ACQUISITION AVAILABILITY" has the meaning specified in
Section 2.01(c).

                  "ACQUISITION LOAN AVAILABILITY TERMINATION DATE" means May 26, 2000, or such later date to which the Lenders, in their sole discretion upon the written request of the Company, may agree to extend the Company's ability to incur Acquisition Loans.

                  "ACQUISITION LOANS" means, collectively, the Revolving Credit Loans of the Lenders to be made to the Company pursuant to Section 2.01(c).

                  "ADDITIONAL ACQUISITION LIABILITIES" means those obligations (actual or contingent), of the Company and/or any of its Subsidiaries to pay consideration in respect of acquisitions in addition to that payable at the closing of such acquisition, whether arising under the acquisition agreement relating thereto, or otherwise, and whether in the form of a securities repurchase arrangement or otherwise.

                  "ADJUSTED EBITDA" means, for any period, EBITDA for such period less Consolidated Capital Expenditures for such period.

                  "ADJUSTED LIBOR" means a rate per annum (rounded upward, if necessary to the next higher 1/16 of 1%) equal to the rate obtained by dividing
(a) LIBOR (similarly rounded) by (b) a percentage equal to 1 minus the Reserve Requirement in effect from time to time.

                  "AFFILIATE" means (i) any Person that directly, or indirectly through one or more intermediaries, controls the Company (a "CONTROLLING PERSON") or (ii) any Person (other than the Company or any of its Subsidiaries) which is controlled by or is under common control with a

Controlling Person. As used herein, the term "control" of a Person means the possession, directly or indirectly, of the power to vote 10% or more of any class of voting securities of such Person or to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

                  "AGENT" means NationsCredit in its capacity as agent for the Lenders hereunder, and its successors in such capacity.

                  "AGREEMENT" means this Credit Agreement as the same shall be amended, restated or modified from time to time.

                  "AGREEMENT DATE" means the date as of which this Agreement is dated.

                  "AMORTIZATION COMMENCEMENT DATE" shall have the meaning assigned to it in Section 2.05(c).

                  "ASSET SALE" means any sale, lease or other disposition (including any such transaction effected by way of merger or consolidation) by the Company or any Subsidiary of any asset, but excluding (i) dispositions of inventory in the ordinary course of business, (ii) dispositions of Temporary Cash Investments and cash payments otherwise permitted under this Agreement; provided that a disposition of assets not excluded by clauses (i) or (ii) above during any Fiscal Year shall not constitute an Asset Sale unless and until (and only to the extent that) (x) the aggregate Net Cash Proceeds of such disposition of assets are not used for the purchase of reasonably equivalent replacements of such assets within 90 days thereof or (y) the aggregate Net Cash Proceeds from such disposition (if not used as provided in clause (x) above), when combined with all other such dispositions previously made during such Fiscal Year and not used as provided in clause (x) above, exceeds $100,000.

                  "AUTHORIZED SIGNATORY" means a Person designated as such by the Company to the Agent in writing.

                  "BENEFIT ARRANGEMENT" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

                  "BORROWING BASE" means, on any date, a dollar amount equal to 80% of Eligible Domestic Receivables, 80% of Eligible Secured Foreign Receivables, 50% of Eligible Unsecured Foreign Receivables (not to exceed $500,000 of Borrowing Base availability at any time) and 50% of Eligible Inventory, each determined as of such date.

                  "BORROWING BASE CERTIFICATE" means a certificate, duly executed by the chief financial officer or treasurer of the Company, appropriately completed and substantially in the form of Exhibit H.

                  "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.

                  "CAPITAL LEASE" of any Person means any lease of any property (whether real, personal or mixed) by such Person as lessee which would, in accordance with GAAP, be required to be accounted for as a capital lease on the balance sheet of such Person.

                  "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Sections 9601 et seq.), as amended from time to time, and regulations promulgated thereunder.

                  "CLASS" defines a Revolving Credit Loan by reference to the subfacility under which it is made. A Revolving Credit Loan is either a Working Capital Loan or an Acquisition Loan.

                  "CLOSING DATE" means May 26, 1998, or such other date as the parties hereto agree to in writing, but in any event not later than May 29, 1998.

                  "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

                  "COLLATERAL" means all property mortgaged, pledged or otherwise purported to be subjected to a Lien pursuant to the Security Documents.

                  "COMMITMENT" means a Revolving Credit Commitment.

                  "COMMITMENT TERMINATION DATE" shall have the meaning assigned to it in Section 2.05(a).

                  "COMPANY" means Horizon Medical Products, Inc., a Georgia corporation.

                  "COMPANY ACCOUNT" means the account specified on the signature pages hereof into which all Loans to the Company shall be made available, or such other account as the Company shall from time to time specify by notice to the Lenders.

                  "COMPANY PLEDGE AGREEMENT" means the Pledge Agreement dated as of July 15, 1997, between the Company and the Agent, in the form of Exhibit D.

                  "COMPANY SECURITY AGREEMENT" means the Security Agreement dated as of July 15, 1997, between the Company and the Agent, in the form of Exhibit C.

                  "CONSOLIDATED CAPITAL EXPENDITURES" means, for any period, the aggregate amount of expenditures by the Company and its Consolidated Subsidiaries for plant, property and equipment during such period (including any such expenditure by way of the assumption of indebtedness or other obligations of a Person, to the extent reflected as plant, property and equipment), but excluding any such expenditures (or indebtedness assumed) (i) made as a part of an Acquisition or (ii) made for the replacement or restoration of assets to the extent financed by condemnation awards or proceeds of insurance received with respect to the loss or taking of or damage to the asset or assets being replaced or restored.

                  "CONSOLIDATED CAPITALIZATION" means at any time of determination, the sum of (a) the Consolidated Total Debt at such time, and (b) the Consolidated Net Worth at such time.

                  "CONSOLIDATED CURRENT ASSETS" means, at any date, the consolidated current assets (excluding cash and cash equivalents) of the Company and its Consolidated Subsidiaries determined as of such date.

                  "CONSOLIDATED CURRENT LIABILITIES" means, at any date, (i) the consolidated current liabilities (excluding Debt) of the Company and its Consolidated Subsidiaries plus (ii) the current liabilities of any Person (other than the Company or a Consolidated Subsidiary) which are Guaranteed by the Company or a Consolidated Subsidiary, all determined as of such date.

                  "CONSOLIDATED FREE CASH FLOW" means, for any period, EBITDA for such period minus the following amounts:

                  (a) all cash payments of income taxes by the Company and its Consolidated Subsidiaries during such period;

                  (b) Consolidated Capital Expenditures for such period, to the extent that such Consolidated Capital Expenditures are permitted by
         Section 6.13 and are not financed during such period (and will not be financed in any future period) with the proceeds of Debt of the Company or any Subsidiary permitted by Section 6.01(c); and

                  (c) any net gain in respect of Asset Sales during such period.

                  "CONSOLIDATED INTEREST EXPENSE" means for any period, the aggregate amount of all interest on Debt (including payments in the nature of interest under a Capital Lease), that would, in accordance with GAAP, be deducted in determining consolidated net income for such period.

                  "CONSOLIDATED NET WORTH" means as of the date of any determination thereof, the amount of the shareholder's equity of the Company and its Consolidated Subsidiaries as would be shown on the consolidated balance sheet of the Company and its Consolidated Subsidiaries, determined on a consolidated basis in accordance with GAAP.

                  "CONSOLIDATED REVENUE" means, for any period, the consolidated revenue of the Company and its Consolidated Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP.

                  "CONSOLIDATED SUBSIDIARY" means at any date any Subsidiary or other entity the accounts of which would be consolidated with those of the Company and its consolidated financial statements if such statements were prepared as of such date.

                  "CONSOLIDATED TOTAL DEBT" means at any date the Debt of the Company and its Consolidated Subsidiaries, determined on a consolidated basis at such date.

                  "CREDIT PARTY" means the Company and any Subsidiary of the Company.

                  "DEBT" of a Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all Capital Leases of such Person, (v) all obligations of such Person to purchase securities (or other property) which arise out of or in connection with the sale of the same or substantially similar securities (or property), (vi) all non-contingent obligations of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument, (vii) all equity securities of such Person subject to repurchase or redemption otherwise than at the sole option of such Person,
(viii) all Debt secured by a Lien on any asset of such Person, whether or not such Debt is otherwise an obligation of such Person, and (ix) all Debt of others Guaranteed by such Person.

                  "DEFAULT" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

                  "DEFAULT RATE" has the meaning set forth in Section 2.03(d), provided that with respect to any Obligation for which a rate of interest is not otherwise specified herein, the Default Rate shall be the Index Rate plus 5.25% per annum.

                  "DISCLOSURE DOCUMENTS" shall mean the Registration Statement on Form S-1 filed by the Company in connection with the IPO and all amendments, modifications and supplements thereto.

                  "EBITDA" means, for any period, the consolidated net income of the Company and its Consolidated Subsidiaries for such period, after all expenses and other proper charges except depreciation, interest, amortization and income taxes, determined in accordance with GAAP eliminating (i) all intercompany items, (ii) all earnings attributable to equity interests in Persons that are not Subsidiaries unless actually received by the Company or a Consolidated Subsidiary, (iii) all income arising from the forgiveness, adjustment, or negotiated settlement of any indebtedness, (iv) any extraordinary items of income or expense, (v) any increase or decrease in income arising from any change in the Company's method of accounting, subject to Section 1.02, (vi) any interest income, and (vii) any non-recurring expenses incurred in connection with an Acquisition not to exceed $100,000 for any Acquisition.

                  "ELIGIBLE INVENTORY" means, at any date of determination thereof, the aggregate value (determined at the lower of cost or market on a basis consistent with that used in the preparation of the financial statements referred to in Section 4.04(a)) at such date of all Inventory owned by the Company or any Subsidiary and located in any jurisdiction in the United States of America as to which appropriate UCC financing statements have been filed naming the Company or such Subsidiary as "debtor" and the Agent as "secured party", all net of any amounts payable by the Company or such Subsidiary in respect of commissions, processing fees or other charges, excluding, however, without duplication (i) any such Inventory which has been shipped to a customer, even if on a consignment or "sale or return" basis and whether or not such Inventory has been subsequently returned by such customer; (ii) any Inventory subject to a Lien (other than Liens created pursuant to the Security Agreements), including a landlord's or warehouseman's Lien; (iii) any Inventory against which the Company or any Subsidiary has taken a reserve; (iv) any Inventory not subject to a valid and perfected first-priority Lien in favor of the Agent under the Security Agreements, subject to no prior or equal Lien; (v) any Inventory not produced in compliance with the applicable requirements of the Fair Labor Standards Act; and (vi) any supply, scrap or obsolete Inventory and any Inventory that is not reasonably marketable.

                  "ELIGIBLE DOMESTIC RECEIVABLES" means, at any date of determination thereof, the aggregate amount of all Receivables due at such date from an account debtor that is both domiciled in the United States of America and (if not a natural person) organized under the laws of the United States of America or any political subdivision thereof, to the Company or a Subsidiary of the Company, other than the following (determined without duplication):

                  (a) any Receivable that is due from an Affiliate of the Company and any Receivable that is not denominated and payable in U.S. dollars;

                  (b) any Receivable that does not comply with all applicable legal requirements, including, without limitation, all laws, rules, regulations and orders of any governmental or judicial authority (including any Receivable due from an account debtor located in the States of Indiana, New Jersey or Minnesota, unless the Company or the applicable Subsidiary (at the time the Receivable was created and at all times thereafter) (i) had filed and has maintained effective a current notice of business activities report with the appropriate office or agency of the States of Indiana, New Jersey or Minnesota, as applicable, or (ii) was and has continued to be exempt from filing such report and has provided the Agent with satisfactory evidence thereof);

                  (c) any Receivable in respect of which there is any unresolved dispute with the account debtor, but only to the extent of such dispute;

                  (d) any Receivable payable more than 90 days after the date of the issuance of the original invoice therefor;

                  (e) any Receivable that remains unpaid for more than 60 days from the original due date specified at the time of the issuance of the original invoice therefor;

                  (f) any unbilled Receivable and any Receivable in respect of goods not yet shipped or services not yet performed;

                  (g) any Receivable arising outside the ordinary course of business of the Credit Party whose activities gave rise thereto;

                  (h) any Receivable in respect of which there has been established a contra account, or which is due from an account debtor to whom the Company or any Subsidiary owes a trade payable, or that otherwise may be subject to any right of recission, set-off, recoupment, counterclaim or defense, whether or not arising out of transactions concerning the contract, in each case to the extent of such account payable, or such right of recission, set-off, recoupment, counterclaim or defense.

                  (i) any Receivable that is not subject to a first priority perfected Lien under the Security Agreements and any Receivable evidenced by an "instrument" (as defined in the UCC) not in the possession of the Agent;

                  (j) any Receivable due from an account debtor (i) as to which on such date Receivables representing more than 25% of aggregate amount of Receivables of such account debtor have remained unpaid for more than 60 days from the original due date specified at the time of the original issuance of the invoice therefor, (ii) in respect of which a credit loss has been recognized or reserved by the Company or any Subsidiary, (iii) in respect of which the Agent shall have notified the Company that such account debtor does not have a satisfactory credit standing as determined in good faith by the Agent, (iv) that is a Subsidiary or an Affiliate of the Company, (v) that is the United States of America or any department, agency or instrumentality thereof or any state government or any department, agency or political subdivision thereof, unless the Company or the applicable Subsidiary has complied in all respects with the Federal Assignment of Claims Act of 1940 (31 U.S.C. ss.ss.3727; 41 U.S.C. ss.15) or any similar provision of applicable state law, (vi) that is the subject of a case or proceeding of the type described in clauses (g) and (h) of Section 7.01, or (vii) the prospect of payment of which, in the good faith judgment of the Lender, has been impaired;

                  (k) any Receivable due from an account debtor that the Company or the applicable Subsidiary has not instructed such account debtor in the invoice therefor to make payments in respect of such Receivable to a Lockbox Account (as defined in the Security Agreements) or from any account debtor that makes payments in a form that cannot be accepted in the applicable Lockbox Account;

                  (l) any Receivable due from an account debtor at any time, to the extent that the aggregate outstanding amount of Receivables due from such account debtor and its affiliates at such time exceeds 20% of the aggregate amount of all Receivables due to the Company and its Subsidiaries at such time, but only to the extent of such excess;

                  (m) any Receivable that is not the binding and enforceable obligation of the account debtor; and

                  (n) any Receivable that the Company or the applicable Subsidiary does not have the full and unqualified right to assign and grant a Lien on to the Agent as security for the benefit of the Agent and the Lenders hereunder.

                  "ELIGIBLE SECURED FOREIGN RECEIVABLES" means, at any date of determination thereof, the aggregate amount of all Receivables due at such date from an account debtor other than an account debtor that is both domiciled in the United States of America and (if not a natural person) organized under the laws of the United States of America or any political subdivision thereof, to the Company or a Subsidiary of the Company, which are secured by a letter of credit satisfactory to the Agent and the Required Lenders, other than the following (determined without duplication):

                  (a) any Receivable due from an account debtor that is an Affiliate of the Company and any Receivable that is not denominated and payable in U.S. dollars;

                  (b) any Receivable that does not comply with all applicable legal requirements, including, without limitation, all laws, rules, regulations and orders of any governmental or judicial authority;

                  (c) any Receivable in respect of which there is any unresolved dispute with the account debtor, but only to the extent of such dispute;

                  (d) any Receivable payable more than 90 days after the date of the issuance of the original invoice therefor;

                  (e) any Receivable that remains unpaid for more than 60 days from the original due date specified at the time of the issuance of the original invoice therefor;

                  (f) any unbilled Receivable and any Receivable in respect of goods not yet shipped or services not yet performed;

                  (g) any Receivable arising outside the ordinary course of business of the Credit Party whose activities gave rise thereto;

                  (h) any Receivable in respect of which there has been established a contra account, or which is due from an account debtor to whom the Company or any Subsidiary owes a trade payable, or that otherwise may be subject to any right of recission, set-off, recoupment, counterclaim or defense, whether or not arising out of transactions concerning the contract, in each case to the extent of such account payable, or such right of recission, set-off, recoupment, counterclaim or defense.

                  (i) any Receivable that is not subject to a first priority perfected Lien under the Security Agreements and any Receivable evidenced by an "instrument" (as defined in the UCC) not in the possession of the Agent;

                  (j) any Receivable due from an account debtor (i) as to which on such date Receivables representing more than 25% of aggregate amount of Receivables of such account debtor have remained unpaid for more than 60 days from the original due date specified at the time of the original issuance of the invoice therefor, (ii) in respect of which a credit loss has been recognized or reserved by the Company or any Subsidiary, (iii) in respect of which the Agent shall have notified the Company that such account debtor does not have a satisfactory credit standing as determined in good faith by the Agent, (iv) that is a Subsidiary or an Affiliate of the Company, (v) that is the subject of a case or proceeding of the type described in clauses (g) and (h) of
         Section 7.01, or (vi) the prospect of payment of which, in the good faith judgment of the Lender, has been impaired;

                  (k) any Receivable due from an account debtor that the Company or the applicable Subsidiary has not instructed such account debtor in the invoice therefor to make payments in respect of such Receivable to a Lockbox Account (as defined in the Security Agreements) or from any account debtor that makes payments in a form that cannot be accepted in the applicable Lockbox Account;

                  (l) any Receivable due from an account debtor at any time, to the extent that the aggregate outstanding amount of Receivables due from such account debtor and its affiliates at such time exceeds 20% of the aggregate amount of all Receivables due to the Company and its Subsidiaries at such time, but only to the extent of such excess;

                  (m) any Receivable that is not the binding and enforceable obligation of the account debtor; and

                  (n) any Receivable that the Company or the applicable Subsidiary does not have the full and unqualified right to assign and grant a Lien on to the Agent as security for the benefit of the Agent and the Lenders hereunder.

                  "ELIGIBLE UNSECURED FOREIGN RECEIVABLES" means, at any date of determination thereof, the aggregate amount of all Receivables (other than Eligible Secured Foreign Receivables) due at such date from an account debtor other than an account debtor that is both domiciled in the United States of America and (if not a natural person) organized under the laws of the United States of America or any political subdivision thereof, to the Company or a Subsidiary of the Company, other than the following (determined without duplication):

                  (a) any Receivable due from an account debtor that is an Affiliate of the Company and any Receivable that is not denominated and payable in U.S. dollars;

                  (b) any Receivable that does not comply with all applicable legal requirements, including, without limitation, all laws, rules, regulations and orders of any governmental or judicial authority;

                  (c) any Receivable in respect of which there is any unresolved dispute with the account debtor, but only to the extent of such dispute;

                  (d) any Receivable payable more than 90 days after the date of the issuance of the original invoice therefor;

                  (e) any Receivable that remains unpaid for more than 60 days from the original due date specified at the time of the issuance of the original invoice therefor;

                  (f) any unbilled Receivable and any Receivable in respect of goods not yet shipped or services not yet performed;

                  (g) any Receivable arising outside the ordinary course of business of the Credit Party whose activities gave rise thereto;

                  (h) any Receivable in respect of which there has been established a contra account, or which is due from an account debtor to whom the Company or any Subsidiary owes a trade payable, or that otherwise may be subject to any right of recission, set-off, recoupment, counterclaim or defense, whether or not arising out of transactions concerning the contract, in each case to the extent of such account payable, or such right of recission, set-off, recoupment, counterclaim or defense.

                  (i) any Receivable that is not subject to a first priority perfected Lien under the Security Agreements and any Receivable evidenced by an "instrument" (as defined in the UCC) not in the possession of the Agent;

                  (j) any Receivable due from an account debtor (i) as to which on such date Receivables representing more than 25% of aggregate amount of Receivables of such account debtor have remained unpaid for more than 60 days from the original due date specified at the time of the original issuance of the invoice therefor, (ii) in respect of which a credit loss has been recognized or reserved by the Company or any Subsidiary, (iii) in respect of which the Agent shall have notified the Company that such account debtor does not have a satisfactory credit standing as determined in good faith by the Agent, (iv) that is a Subsidiary or an Affiliate of the Company, (v) that is the subject of a case or proceeding of the type described in clauses (g) and (h) of
         Section 7.01, or (vi) the prospect of payment of which, in the good faith judgment of the Lender, has been impaired;

                  (k) any Receivable due from an account debtor that the Company or the applicable Subsidiary has not instructed such account debtor in the invoice therefor to make payments in respect of such Receivable to a Lockbox Account (as defined in the Security Agreements) or from any account debtor that makes payments in a form that cannot be accepted in the applicable Lockbox Account;

                  (l) any Receivable due from an account debtor at any time, to the extent that the aggregate outstanding amount of Receivables due from such account debtor and its affiliates at such time exceeds 20% of the aggregate amount of all Receivables due to the Company and its Subsidiaries at such time, but only to the extent of such excess;

                  (m) any Receivable that is not the binding and enforceable obligation of the account debtor; and

                  (n) any Receivable that the Company or the applicable Subsidiary does not have the full and unqualified right to assign and grant a Lien on to the Agent as security for the benefit of the Agent and the Lenders hereunder.

                  "EMPLOYMENT AGREEMENTS" has the meaning set forth in Section 6.11.

                  "ENVIRONMENTAL LAWS" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, codes, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and governmental restrictions, whether now or hereafter in effect, relating to human health, the environment or to emissions, discharges or releases of pollutants, contaminants, Hazardous Materials or wastes into the environment, including ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Materials or wastes or the clean-up or other remediation thereof.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor statute.

                  "ERISA GROUP" means the Company, any Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Company or any Subsidiary, are treated as a single employer under Section 414 of the Code.

                  "EVENT OF DEFAULT" has the meaning set forth in Section 7.01.

                  "EXCESS CASH FLOW" means, for any period, an amount equal to
(i) EBITDA for such period minus (ii) the sum of (x) Consolidated Capital Expenditures (except to the extent financed by the proceeds of Debt of the Company or any Subsidiary permitted by Section

6.01(c)), (y) Total Debt Service (exclusive of amortization of debt discount or premium), and (z) all amounts accrued with respect to income taxes by the Company and its Subsidiaries, all as determined for such period, plus (iii) any interest income for such period plus (iv) any amounts deducted in determining Excess Cash Flow in the prior period for accrued income taxes that were not paid in cash by the Company in such prior period or in the period for which Excess Cash Flow is being determined.

                  "EXISTING LETTER OF CREDIT" means Irrevocable Letter of Credit No. 022, dated May 15, 1998, and issued by the LC Issuer in favor of Ideas for Medicine, Inc. in the stated amount of $482,110.00.

                  "FEDERAL FUNDS RATE" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

                  "FINANCING DOCUMENTS" means this Agreement, the Notes, the Subsidiary Guaranty Agreement, and the Security Documents.

                  "FISCAL YEAR" means a fiscal year of the Company.

                  "GAAP" has the meaning set forth in Section 1.02.

                  "GUARANTEE" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

                  "HAZARDOUS MATERIALS" means (i) any "hazardous substance" as defined in CERCLA; (ii) asbestos; (iii) polychlorinated biphenyls; (iv) petroleum, its derivatives, by-products and other hydrocarbons; and (v) any other toxic, radioactive, caustic or otherwise hazardous substance regulated under Environmental Laws.

                  "HAZARDOUS MATERIALS CONTAMINATION" means contamination (whether now existing or hereafter occurring) of the improvements, buildings, facilities, personalty, soil, groundwater, air or other elements on or of the relevant property by Hazardous Materials, or any derivatives thereof, or on or of any other property as a result of Hazardous Materials, or any derivatives thereof, generated on, emanating from or disposed of in connection with the relevant property.

                  "HORIZON/NEOSTAR" means Horizon Acquisition Corp., a Georgia corporation d/b/a Neostar Medical Technologies.

                  "INDEMNITEES" has the meaning set forth in Section 8.05.

                  "INDEX RATE" means for any day in any calendar month, the rate of interest equivalent to the money market yield for the Interest Determination Date falling in such month on the one month commercial paper rate for dealer-placed commercial paper of issuers whose corporate bonds are rated "AA" or its equivalent by a nationally recognized rating agency, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York and published weekly by the Board of Governors of the Federal Reserve System in its H.15 report, or any successor publication published by the Board of Governors of the Federal Reserve System or, if such rate for such date is not yet published in such statistical release, the rate for that date will be the rate set forth in the weekly statistical release designated as such, or any successor publication, published by the Board of Governors of the Federal Reserve System.

                  "INITIAL CLOSING DATE" means July 15, 1997.

                  "INTEREST DETERMINATION DATE" means May 1, 1998 and the first Business Day of each calendar month thereafter.

                  "INVENTORY" means inventory (as defined in Article 9 of the UCC) to the extent comprised of readily marketable materials of a type manufactured, consumed or held for resale (including raw materials and work-in-process) by the Company or any Subsidiary in the ordinary course of its business as presently conducted, or as modified from time to time in a manner not prohibited by this Agreement.

                  "INVESTMENT" means any investment in any Person, whether by means of share purchase, capital contribution, loan, time deposit or otherwise.

                  "IPO" has the meaning set forth in Section 3.01(i).

                  "LC ISSUER" means NationsCredit.

                  "LENDER" means NationsCredit and each other Person that becomes a holder of a Note pursuant to Section 10.06, and their respective successors, and "Lenders" means all of the foregoing.

                  "LETTER OF CREDIT" means the Existing Letter of Credit and any other standby letter of credit issued for the account of the Company by the LC Issuer pursuant to Section 2.09 hereof.

                  "LETTER OF CREDIT LIABILITIES" means at any date of determination thereof, the sum, without duplication, of (i) the amount available for drawing under all Letters of Credit then outstanding (without regard to whether any conditions to drawing thereunder can then be met) plus (ii) the aggregate unpaid amount of all Reimbursement Obligations in respect of previous drawings made under any Letters of Credit.

                  "LETTER OF CREDIT LIMIT" means $3,000,000.

                  "LETTER OF CREDIT REQUEST" has the meaning specified in
Section 2.09(a)(iii).

                  "LIBOR" means, with respect to any Interest Determination Date, (i) the London Interbank Offered Rate for deposits in U.S. dollars for a period of time comparable to the period from and including such Interest Determination Date to and including the next succeeding Interest Determination Date which is published in The Wall Street Journal (Eastern Edition) under the caption "Money Rates - London Interbank Offered Rates (LIBOR)" on such Interest Determination Date; or (ii) if The Wall Street Journal does not publish such rate, the offered rate for deposits in U.S. dollars for a period of time comparable to the period from and including such Interest Determination Date to and including the next succeeding Interest Determination Date which appears on the Dow Jones Markets Page 3750 as of 10:00 a.m., New York time, on such Interest Determination Date, provided that if at least two rates appear on the Dow Jones Markets Page 3750, the "London Interbank Offered Rate" applicable to such period shall be the arithmetic mean of such rates; or (iii) if The Wall Street Journal does not publish such rate and no such rate appears on the Dow Jones Markets Page 3750 at such time, the rate per annum at which deposits in U.S. dollars are offered by the principal London office of The Chase Manhattan Bank, N.A. to leading banks in the London interbank market at approximately 11:00 a.m., London time, on such Interest Determination Date in an amount approximately equal to the principal amount of the Loans for a period of time comparable to the period from and including such Interest Determination Date to and including the next succeeding Interest Determination Date, in each case as determined by the Agent whose determination shall be conclusive absent manifest error.

                  "LIEN" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, or any other type of preferential arrangement that has the practical effect of creating a security interest, in respect of such asset, or any financing statement filed in respect of such asset. For the purposes of this Agreement and the other Financing Documents, the Company or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

                  "LOANS" means the Revolving Credit Loans.

                  "LOCKBOX ACCOUNTS" has the meaning set forth in the Security Agreements.

                  "LOCKBOX AGREEMENT" means, collectively, the Lockbox Agreements each in form and substance satisfactory to Lender, entered into among the Agent, the Company and/or its Subsidiaries and the Lockbox Banks pursuant to the Security Agreements.

                  "LOCKBOX BANK" means, collectively, the banks or other depository institutions at which Lockbox Accounts are established and maintained.

                  "MAJOR CASUALTY PROCEEDS" means (i) the aggregate insurance proceeds received in connection with one or more related events by the Company or any of its Subsidiaries under any Property Insurance Policy and not used for the purchase of reasonably equivalent replacements of such property within 90 days after receipt of such proceeds (or, in the case of the restoration of all or a material portion of any office or manufacturing facility, within 180 days after receipt of such proceeds), or (ii) any award or other compensation with respect to any condemnation of property (or any transfer or disposition of property in lieu of condemnation) received by the Company or any of its Subsidiaries and not used for the restoration of or the purchase of reasonably equivalent replacements of such property within 90 days after receipt of such award (or, in the case of the restoration of all or a material portion of any office or manufacturing facility, within 180 days after receipt of such award), if the amount of such aggregate insurance proceeds or award or other compensation exceeds $100,000.

                  "MANAGEMENT STOCKHOLDERS" means Marshall B. Hunt and William
E. Peterson, Jr.

                  "MARGIN STOCK" has the meaning assigned thereto in Regulation G, U or X of the Federal Reserve Board, as the same may be amended, supplemented or modified from time to time.

                  "MATERIAL ADVERSE EFFECT" shall mean (a) a material adverse effect on the business, assets, operations, prospects or condition (financial or otherwise) of the Company and its Consolidated Subsidiaries, taken as a whole,
(b) a material impairment of the ability of the Company or any other Credit Party to perform any of its obligations under any Financing Document to which it is or will be a party or (c) a material impairment of the rights of or benefits available to the Agent or the Lenders under any Credit Document.

                  "MATERIAL PLAN" means at any time a Plan having Unfunded Liabilities.

                  "MORTGAGE" means any mortgage, deed of trust, deed to secure debt or other similar instrument delivered by the Company or any of its Subsidiaries pursuant to Section 5.18 hereof, which shall be in such form as may be required by the Agent and the Required Lenders.

                  "MULTIEMPLOYER PLAN" means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

                  "NATIONSCREDIT" means NationsCredit Commercial Corporation, a Delaware corporation, and its successors.

                  "NET CASH PROCEEDS" means, with respect to any transaction, an amount equal to the cash proceeds received by the Company or any of its Subsidiaries from or in respect of such transaction (including any cash proceeds received as income or other proceeds of any non-cash proceeds of such transaction), less (x) any expenses (including commissions) reasonably incurred by such Person in respect of such transaction and (y) in the case of an Asset Sale, the amount of any Debt secured by a Lien on the related asset and discharged from the proceeds of such Asset Sale and any taxes paid or payable by such Person (as reasonably estimated by the chief financial officer of the Company) in respect of such Asset Sale.

                  "NOTE" means a Revolving Credit Note.

                  "NOTICE OF FLOATING RATE ELECTION" has the meaning set forth in Section 2.03(b)(ii).

                  "NOTICE OF REVOLVING CREDIT LOAN" has the meaning set forth in
Section 2.04.

                  "OBLIGATIONS" means all unpaid principal of and accrued and unpaid interest on the Loans, all Reimbursement Obligations, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of the Company to the Lenders or to any Lender, the Agent or any indemnified party hereunder arising under the Financing Documents.

                  "OFFICER'S CERTIFICATE" means a certificate executed on behalf of a Person by its chairman of the board (if an officer), chief executive officer or president or one of its vice presidents and by its chief financial officer or treasurer.

                  "PAYMENT ACCOUNT" means, with respect to each Lender, the account specified on the signature pages hereof into which all payments by or on behalf of the Company to such Lender under the Financing Documents shall be made, or such other account as such Lender shall from time to time specify by notice to the Company.

                  "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

                  "PERMITTED CONTEST" means a contest maintained in good faith by appropriate proceedings promptly instituted and diligently conducted and with respect to which such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made; provided that compliance with the obligation that is the subject of such contest is effectively stayed during such challenge.

                  "PERMITTED LIENS" means Liens permitted pursuant to Section 6.02.

                  "PERSON" means any natural person, corporation, limited partnership, general partnership, joint stock company, joint venture, association, limited liability company, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, and any government agency or political subdivision thereof.

                  "PLAN" means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

                  "PLEDGE AGREEMENTS" means, collectively, the Company Pledge Agreement and any other pledge agreement delivered from time to time by a Subsidiary pursuant to Section 5.11 or 6.07.

                  "PRIME RATE" means the rate publicly announced from time to time by NationsBank, N.A. as its "prime rate". Changes in the Prime Rate shall be effective as of the opening of business on the date of each announced change therein.

                  "PRIOR CREDIT AGREEMENT" has the meaning assigned to it in
Section 10.13.

                  "PROPERTY INSURANCE POLICY" means any insurance policy maintained by the Company or any of its Subsidiaries covering losses with respect to tangible real or personal property or improvements or losses from business interruption.

                  "PROPORTIONATE SHARE" means, with respect to any Lender, its Revolving Capital Commitment divided by the sum of the Revolving Capital Commitments of all of the Lenders.

                  "QUARTERLY DATE" means each January 1, April 1, July 1 and October 1.

                  "REAL PROPERTY" shall have the meaning assigned to it in
Section 5.18.

                  "RECEIVABLE" means, as at any date of determination thereof, the unpaid portion of the obligation, as stated in the respective invoice, of a customer of the Company or a Subsidiary in respect of goods sold or leased, or services rendered, in the ordinary course of business, which amount has been earned by performance under the terms of the related contract and recognized as revenue on the books of the Company or such Subsidiary, net of any credits, rebates or offsets owed to the customer and also net of any commissions payable to Persons other than employees of the Company or its Subsidiaries.

                  "REIMBURSEMENT OBLIGATIONS" means, at any date, the obligations of the Company then outstanding to reimburse the LC Issuer for payments made by the LC Issuer under the Letter of Credit.

                  "REQUIRED LENDERS" means at any time Lenders holding Notes evidencing at least 51% of the aggregate unpaid principal amount of the Loans or, if no Loans are outstanding, having at least 51% of the aggregate amount of the Commitments.

                  "RESERVE REQUIREMENT" means at any time the then current maximum rate for which reserves (including any marginal, supplemental or emergency reserve) are required to be maintained under Regulation D by member banks of the Federal Reserve System in New York City with deposits comparable in amount to those of NationsBank, N.A. against "Eurocurrency liabilities", as that term is used in Regulation D. Adjusted LIBOR shall be adjusted automatically on and as of the effective date of any change in the Reserve Requirement.

                  "RESTRICTED PAYMENT" means as to any Person (i) any dividend or other distribution on any shares of such Person's capital stock (other than dividends payable solely in shares of its capital stock), (ii) any payment on account of the principal of or premium, if any, on any Debt convertible into shares of such Person's capital stock, or (iii) any payment on account of purchase, redemption, retirement or acquisition of (A) any shares of such Person's capital stock or (B) any option, warrant or other right to acquire shares of such Person's capital stock (except an acquisition of shares of such Person's capital stock upon the conversion thereof into or the exchange thereof for other shares of such Person's capital stock).

                  "REVOLVING CREDIT COMMITMENT" means (i) for NationsCredit as Lender, initially $50,000,000, less any amount assigned to another person that becomes a Lender after the date hereof (a "Subsequent Lender") and (ii) for any Subsequent Lender, the amount of Revolving Credit Commitment assigned to such Lender, in each case as such amount may be reduced from time to time in accordance with this agreement.

                  "REVOLVING CREDIT COMMITMENTS" means the sum of the Revolving Credit Commitments of each Lender.

                  "REVOLVING CREDIT LOAN" shall have the meaning assigned to it in Section 2.01.

                  "REVOLVING CREDIT NOTE" shall have the meaning assigned to it in Section 2.02.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

                  "SECURITY AGREEMENTS" means, collectively, the Company Security Agreement and the Subsidiary Security Agreement.

                  "SECURITY DOCUMENTS" means the Security Agreements, the Pledge Agreements, the Lockbox Agreements, and any other agreement pursuant to which the Company or any of its Subsidiaries or Affiliates provides a Lien on its assets in favor of the Agent for the benefit of the Lenders, and all supplementary assignments, security agreements, pledge agreements, acknowledgments or other documents delivered or to be delivered pursuant to the terms hereof or of any other Security Document.

                  "STRATO/INFUSAID" means Strato/Infusaid, Inc., a Massachusetts corporation.

                  "SUBSIDIARY" means, with respect to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person. Unless otherwise specified or required by the context herein, the term Subsidiary shall be deemed to refer to a Subsidiary of the Company.

                  "SUBSIDIARY GUARANTY AGREEMENT" means the Subsidiary Guaranty Agreement between the Subsidiaries listed on Exhibit A thereto and the Agent, dated as of July 15, 1997, in the form of Exhibit E.

                  "SUBSIDIARY SECURITY AGREEMENT" means the Subsidiary Security Agreement between the Subsidiaries listed on Exhibit A thereto and the Agent, dated as of July 15, 1997, in the form of Exhibit F.

                  "TEMPORARY CASH INVESTMENT" means any Investment in (i) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, (ii) commercial paper rated at least A-1 by Standard & Poor's Rating Group and P-1 by Moody's Investors Service, Inc., (iii) time deposits with, including certificates of deposit issued by, any office located in the United States of any bank or trust company which is organized under the laws of the United States or any State thereof and has capital, surplus and undivided profits aggregating at least $500,000,000 and which issues (or the parent of which issues) certificates of deposit or commercial paper with a rating described in clause (ii) above, or
(iv) repurchase agreements with respect to securities described in clause (i) above entered into with an office of a bank or trust company meeting the criteria specified in clause (iii) above, provided in each case that such Investment matures within one year from the date of acquisition thereof by the Company or any of its Subsidiaries.

                  "TOTAL DEBT SERVICE" means, for any period, the sum of: (i) the aggregate interest charges incurred by the Company and its Consolidated Subsidiaries for such period, whether expensed or capitalized, including the portion of any obligation under Capital Leases allocable to interest expense in accordance with GAAP and the portion of any debt discount or premium (but not expenses of issuance) that shall be amortized in such period, and (ii) the aggregate amount during such period of mandatory principal payments pursuant to
Section 2.05(c) and all other scheduled principal payments on all other Debt, including the portion of any payments under Capital Leases that is allocable to principal.

                  "UCC" has the meaning set forth in the Security Agreement.

                  "UNFUNDED LIABILITIES" means, with respect to any Plan at any time, the amount (if any) by which (i) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (ii) the fair market value of all Plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

                  "WORKING CAPITAL AVAILABILITY" has the meaning specified in
Section 2.01(b).

                  "WORKING CAPITAL LOANS" means the aggregation of Revolving Credit Loans of the Lenders to be made to the Company pursuant to Section 2.01(b).

                  "WORKING CAPITAL SUBLIMIT" means $10,000,000.

                  SECTION 1.02. ACCOUNTING TERMS AND DETERMINATIONS. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with generally accepted accounting principles as in effect from time to time ("GAAP"), applied on a basis consistent (except for changes concurred in by the Company's independent public accountants) with the most recent audited consolidated financial statements of the Company and its Consolidated Subsidiaries delivered to the Lenders; provided that, if the Company notifies the Lenders that the Company wishes to amend any covenant in Article VIII or the definition of "Excess Cash Flow" or any related definition to eliminate the effect of any change in GAAP on the operation of such covenant or the determination of "Excess Cash Flow" (or if the Agent notifies the Company that the Required Lenders wish to amend Article VI or the definition of "Excess Cash Flow" or any related definition for such purpose), then the Company's compliance with such covenant or "Excess Cash Flow", as the case may be, shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Company and the Required Lenders.

                  SECTION 1.03. OTHER DEFINITIONAL PROVISIONS. References in this Agreement to "Articles", "Sections", "Schedules" or "Exhibits" shall be to Articles, Sections, Schedules or Exhibits of or to this Agreement unless otherwise specifically provided. Any of the terms defined in Section 1.01 may, unless the context otherwise requires, be used in the singular or plural depending on the reference. "Include", "includes" and "including" shall be deemed to be followed by "without limitation" whether or not they are in fact followed by such words or words of like import. "Writing", "written" and comparable terms refer to printing, typing and other means of reproducing words in a visible form. References to any agreement or contract are to such agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and assigns of such Person. References "from" or "through" any date mean, unless otherwise specified, "from and including" or "through and including", respectively.

                                   ARTICLE II

                             REVOLVING CREDIT LOANS

                  SECTION 2.01. REVOLVING CREDIT LOANS AND COMMITMENTS. (a) Upon the terms and subject to the conditions set forth herein, from time to time prior to the Commitment Termination Date, each Lender severally and not jointly agrees to make revolving credit loans ("REVOLVING CREDIT LOANS") from time to time to the Company and to purchase participations in Letter of Credit Liabilities in an aggregate principal amount at any time outstanding not to exceed such Lender's Revolving Credit Commitment. Revolving Credit Loans shall constitute either Working Capital Loans or Acquisition Loans.

                  (b)(i) Working Capital Loans shall be available for the working capital needs of the Company and its Subsidiaries. The sum of Working Capital Loans and Letter of Credit Liabilities shall not at any time exceed in aggregate principal amount outstanding the least of (said amount, the "WORKING CAPITAL AVAILABILITY"):

                           (A)   the Working Capital Sublimit;

                           (B)   an amount equal to the Borrowing Base; and

                           (C) the Revolving Credit Commitment then in effect, less the aggregate outstanding principal amount of Acquisition Loans.

                  (ii) Each Working Capital Loan shall be in an aggregate amount of $100,000 or an integral multiple of $10,000 in excess thereof. No more than two Working Capital Loans shall be made within any week beginning on Monday of such week and ending on the last Business Day of such week.

                  (c)(i) Prior to the Acquisition Loan Availability Termination Date, Acquisition Loans shall be available in the sole good faith discretion of the Agent and the Required Lenders for the purpose of financing Acquisitions by the Company, in an aggregate principal amount not to exceed at any time outstanding (the "ACQUISITION AVAILABILITY"), the Revolving Credit Commitment then in effect less the aggregate outstanding principal amount of Working Capital Loans and Letter of Credit Liabilities.

                  (ii) Acquisition Loans may be made in such amounts and at such times as the Agent and the Required Lenders shall agree in their sole good faith discretion and upon such terms and conditions as the Agent and the Required Lenders shall require.

                  (iii) The Lenders shall have no obligation to make Acquisition Loans at any time on or after the Acquisition Loan Availability Termination Date.

                  (d) Within the foregoing limits, to but excluding the Commitment Termination Date, the Company may borrow under this Section 2.01, repay or prepay Revolving Credit Loans as required under Section 2.05(b) or to the extent permitted by Section 2.06, and reborrow pursuant to this Section 2.01.

                  SECTION 2.02. REVOLVING CREDIT NOTES. The Revolving Credit Loans of each Lender shall be evidenced by a single Revolving Credit Note, substantially in the form of Exhibit A (each such note, a "REVOLVING CREDIT NOTE"), dated the Closing Date in an aggregate principal amount equal to the amount of such Lender's Revolving Credit Commitment, duly executed and delivered and payable to such Lender. Each Lender shall record the date and amount of each Revolving Credit Loan made by it, whether such Revolving Credit Loan was a Working Capital Loan or an Acquisition Loan, and the date and amount of each payment of principal made by the Company with respect thereto, and prior to any transfer of its Revolving Credit Note shall endorse on Schedule A thereto (or any continuation thereof) forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Revolving Credit Loan then outstanding; provided that the failure of any Lender to make any such recordation or endorsement shall not affect the obligations of the Company hereunder or under the Revolving Credit Notes. Each Lender is hereby irrevocably authorized by the Company so to endorse its Revolving Credit Note and to attach to and make a part of its Revolving Credit Note a continuation of any such schedule as and when required.

                  SECTION 2.03.  INTEREST ON THE REVOLVING CREDIT LOANS.

                  (a) The Company shall pay interest on the Revolving Credit Loans to the Lenders monthly in arrears on the first day of each calendar month immediately succeeding the month for which such interest accrues, commencing with the first day of the calendar month following the calendar month in which the Closing Date occurs. In all cases accrued interest on all of the Revolving Credit Loans shall be payable by the Company to the Lenders on the Commitment Termination Date. Interest at the Default Rate shall be payable upon demand by the Lenders. If any interest on any of the Revolving Credit Loans accrues or remains payable after the Commitment Termination Date, such interest shall be payable by the Company upon demand by the Lenders.

                  (b)(i) Except as provided in paragraph (d) below, the Company shall be obligated to pay interest to the Lenders on the outstanding principal balance of each Revolving Credit Loan from the date such Revolving Credit Loan is made until such Revolving Credit Loan is repaid in full at a floating rate per annum equal, at the Company's option, to one of: (i) the Index Rate plus three and one-quarter percentage points (3.25%), (ii) Adjusted LIBOR plus three and one-quarter percentage points (3.25%), or (iii) the Prime Rate plus one-half of one percentage point (.50%).

                  (ii) On the Closing Date, continuing through the last day of the calendar month in which the Closing Date occurs and thereafter unless the Company shall have selected another rate or shall be deemed to have selected another rate as provided below, the Revolving Credit Loans shall bear interest based on the Index Rate. Thereafter, provided that no Default or Event of Default has occurred and is then continuing, and subject to the terms and conditions set forth herein, the Company may by written notice (or by telephonic notice confirmed promptly in writing) delivered to the Agent not later than the second Business Day preceding the beginning of each calendar month, elect whether the interest payable to the Lenders for such calendar month shall be based on the Index Rate or Adjusted LIBOR or the Prime Rate (each such notice being referred to as a "NOTICE OF FLOATING RATE ELECTION"). In the event that the Company shall fail to deliver any Notice of Floating Rate Election on the date required above, provided that no Default or Event of Default shall have occurred and be continuing, the Company shall be deemed to have delivered a Notice of Floating Rate Election that elects to continue in effect for the calendar month the interest rate determination mechanism in effect for the previous month.

                  (iii) The Agent shall be entitled to rely upon and shall be fully protected under this Agreement in relying on any Notice of Floating Rate Election believed by the Agent to be genuine and to assume that the persons giving the same on behalf of the Company were duly authorized unless the responsible individual acting thereon for the Agent shall have actual notice to the contrary.

                  (c) All computations of interest hereunder or under the other Financing Documents for Revolving Credit Loans shall be made by the Agent on the basis of a 360 day year for the actual number of days occurring in the period for which such interest is payable.

Each determination by the Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error. The Agent agrees that it shall, upon written request of the Company (but not more frequently than once per month), provide a written calculation in reasonable detail of the most recent interest rate determination.

                  (d) So long as any Event of Default shall have occurred and be continuing, the interest rate applicable to the Loans, the Reimbursement Obligations or any other obligations of the Company or any of its Subsidiaries under the Financing Documents may be increased by the Required Lenders, at their option, by up to two percentage points (2%) per annum above the rate otherwise applicable (the "DEFAULT RATE").

                  SECTION 2.04. ADVANCING REVOLVING CREDIT LOANS. Except as provided in the last sentence of this section, each Revolving Credit Loan shall be made on notice by the Company to the Agent, given no later than 11:00 a.m. (New York time) on the Business Day of the proposed Revolving Credit Loan. Such notice (each a "NOTICE OF REVOLVING CREDIT LOAN") shall be substantially in the form of Exhibit B hereto, shall be duly completed and executed by an Authorized Signatory, and shall specify therein the requested date and amount of such Revolving Credit Loan, and such other information as may be required by the Agent. Each Notice of Revolving Credit Loan shall be given in writing (by telecopy, telex or cable) or by telephone and confirmed immediately in writing. Notwithstanding the foregoing, no Notice of Revolving Credit Loan that requests an Acquisition Loan shall be effective until the Agent notifies the Company that the Agent and the Required Lenders have consented to the proposed Acquisition after having been provided such information respecting the proposed Acquisition as is required to be delivered pursuant to Section 3.02 and such time to review the same as the Agent and the Required Lenders shall reasonably deem necessary.

                  SECTION 2.05. MANDATORY REPAYMENTS AND PREPAYMENTS. (a) The Revolving Credit Commitment of each Lender shall terminate at the opening of business on July 1, 2004 (such date and such earlier date on which the Revolving Credit Commitments shall terminate pursuant to Section 2.08, Section 7.01 or otherwise, the "COMMITMENT TERMINATION DATE"), and there shall become due and the Company shall pay on the Commitment Termination Date, the entire outstanding principal amount of each Revolving Credit Loan, together with accrued and unpaid interest thereon to but excluding the Commitment Termination Date.

                  (b) If at any time (i) the aggregate unpaid principal balance of the Working Capital Loans and Letter of Credit Liabilities exceeds the Working Capital Availability, or (ii) the aggregate unpaid principal balance of the Revolving Credit Loans and Letter of Credit Liabilities exceeds the Revolving Credit Commitments, then, on the next succeeding Business Day, the Company shall prepay Working Capital Loans and/or Acquisition Loans in an aggregate principal amount equal to such excess.

                  (c) Commencing on October 1, 2000 (the "AMORTIZATION COMMENCEMENT DATE") and continuing on each Quarterly Date thereafter, the Company shall repay the Acquisition Loans in quarterly installments of principal in an amount equal to the percentage of all Acquisition Loans outstanding on the Acquisition Loan Availability Termination Date set forth for such date below:

                                           AMORTIZATION TABLE

                                                           QUARTERLY INSTALLMENT AMOUNT
                     QUARTERLY DATE           (AS A PERCENTAGE OF ALL ACQUISITION LOANS OUTSTANDING
                                              ON THE ACQUISITION LOAN AVAILABILITY TERMINATION DATE)

                     October 1, 2000                                 6.25%
                     January 1, 2001                                 6.25%
                     April 1, 2001                                   6.25%
                     July 1, 2001                                    6.25%
                     October 1, 2001                                 6.25%
                     January 1, 2002                                 6.25%
                     April 1, 2002                                   6.25%
                     July 1, 2002                                    6.25%
                     October 1, 2002                                 6.25%
                     January 1, 2003                                 6.25%
                     April 1, 2003                                   6.25%
                     July 1, 2003                                    6.25%
                     October 1, 2003                                 6.25%
                     January 1, 2004                                 6.25%
                     April 1, 2004                                   6.25%
                     July 1, 2004                                    6.25%

                  (d) There shall become due and payable, and the Company shall prepay, an aggregate principal amount of the Revolving Credit Loans in the following amounts at the following times, and in the case of any prepayment of any Class of Revolving Credit Loans in whole, accrued and unpaid interest on the principal amount being prepaid to but excluding the date of such payment:

         (i) on the 90th day following the last day of each Fiscal Year, beginning with the Fiscal Year ending December 31, 2000, an amount equal to 50% of the Excess Cash Flow for such Fiscal Year;

         (ii) promptly upon the receipt by the Company or any of its Subsidiaries of any Major Casualty Proceeds (to the extent not used for replacement or restoration as provided in the definition of such term), an amount equal to 100% of such Major Casualty Proceeds; and

         (iii) promptly upon receipt by the Company or any Subsidiary of the proceeds of any Asset Sale after the Closing Date, an amount equal to 100% of the Net Cash Proceeds of such Asset Sale.

                  Any such prepayment to be applied first to Acquisition Loans outstanding and then to Working Capital Loans, in either case, in inverse order of maturity.

                  SECTION 2.06. OPTIONAL PREPAYMENTS. The Company may prepay the Revolving Credit Loans in whole or in part (in minimum principal amounts of $100,000 or in any larger integral multiple of $10,000, or the total remaining amount outstanding) upon at least three Business Days' prior irrevocable written notice to the Lenders, without premium or penalty. The aggregate principal amount of the Revolving Credit Loans designated for prepayment in any notice of optional prepayment given pursuant to this subsection shall become due and payable on the date fixed for prepayment as specified in such notice. Unless otherwise directed by the Company, optional prepayments shall be applied first to Working Capital Loans outstanding and then to Acquisition Loans, in either case, in inverse order of maturity.

                  SECTION 2.07. APPLICATION OF PAYMENTS. Unless otherwise provided herein, each payment or prepayment of less than all the outstanding aggregate principal amount of the Loans shall be applied pro rata to all Loans according to their respective outstanding principal amounts, and shall be applied to the Class of Loan required under this Agreement or, if not so required, as directed by the Company. The principal amount of each payment on the Acquisition Loans pursuant to Section 2.05(d) or 2.06 shall be applied to reduce the remaining payments required by Section 2.05(c) in inverse order of the maturity thereof. No payment of the principal amount of the Loans pursuant to Section 2.05(c) or 2.06 shall reduce the amount of any payment required by
Section 2.05(d). Each payment of less than all of the outstanding aggregate principal amount of Revolving Credit Loans of any Class shall be applied by the Lender receiving such payment, pro rata to all Revolving Credit Loans of such Class held by such Lender in according to their respective outstanding principal amounts.

                  SECTION 2.08. REDUCTION OF COMMITMENTS. (a) The Revolving Credit Commitment shall reduce to the sum of the aggregate outstanding principal amount of the Acquisition Loans plus the Working Capital Sublimit on the Acquisition Loan Availability Termination Date, and thereafter by the amount of each payment made or required to be made pursuant to Section 2.05 or Section
2.06 which is applied against the Acquisition Loans.

                  (b) The Company shall have the right at any time to terminate in whole this Agreement, or from time to time, irrevocably to reduce in part the amount of the Revolving Credit Commitments upon at least 30 days' prior written notice to the Agent. Such notice shall be irrevocable on the part of the Company and shall specify the effective date of such reduction or termination, whether a termination or reduction is being made, and, in the case of any reduction, the amount thereof shall be in an amount of Two Million Five Hundred Thousand Dollars ($2,500,000) or an integral multiple thereof. Upon any such reduction, the Company shall simultaneously prepay any outstanding Revolving Credit Loans to the extent necessary so that the aggregate outstanding principal amount of the Revolving Credit Loans and Letter of Credit Liabilities does not exceed the amount of the Revolving Credit Commitment after giving effect to any partial reduction thereof. The aforesaid prior notice requirement shall not apply to the Agent's exercise of remedies under Section 7.01. In the event the Company exercises its rights under this paragraph to prepay the Revolving Credit Loans and terminate this Agreement or permanently reduce the Revolving Credit Commitments, the Company agrees that such prepayment shall be accompanied by the payment by the Company to the Agent for the ratable account of the Lenders of all accrued and unpaid interest and, in the case of a termination of this Agreement, all accrued fees and other remaining Obligations hereunder. The amount of any Revolving Credit Commitment may not be reinstated if it is reduced or if this Agreement is terminated by the Company.

                  SECTION 2.09.  LETTERS OF CREDIT.

                  (a) Issuance of Letters of Credit. (i) Subject to the terms and conditions hereof and such additional terms and conditions as the LC Issuer may require, the LC Issuer agrees to issue upon the Company's written request therefor from time to time from the Closing Date to but not including the Acquisition Loan Availability Termination Date, Letters of Credit for the account of the Company.

                  (ii) Each Letter of Credit shall (x) have an expiration date not later than the Commitment Termination Date, (y) be used only to secure obligations of the Company or a Subsidiary in connection with Acquisitions permitted under Section 6.07(d), and (z) be substantially in the form of Exhibit G hereto and otherwise in form and substance satisfactory to the Agent and the LC Issuer in all respects.

                  (iii) The Company shall deliver to the Agent and the LC Issuer prior to noon (New York City time) at least 3 Business Days before the requested date of issuance of a Letter of Credit, a written request for the issuance of such Letter of Credit (a "LETTER OF CREDIT REQUEST"), together with all of the documents, materials and evidences required to be delivered to the Agent pursuant to Sections 3.02 and 3.03 prior to the issuance of such Letter of Credit. Such request shall set forth: (v) the beneficiary of the Letter of Credit, (w) the stated amount thereof, (x) the requested issue date, (y) the requested expiration date and (z) the drawing conditions applicable thereto. On the requested date of issuance of such Letter of Credit the Company shall deliver to the Agent such documents, evidences and opinions as shall be required by Section 3.02 or 3.03.

                  (b) Reimbursement Obligations of the Company. The Company agrees, as a separate obligation, independent from any other obligation it may have hereunder, to reimburse the LC Issuer for any drawing under any Letter of Credit for the full amount of such drawing on the date of such drawing, in like currency, without presentment, demand, protest or other formalities of any kind. All amounts paid by the LC Issuer under any Letter of Credit not reimbursed by the Company as provided herein shall bear interest, payable on demand, for each day until the Company reimburses the LC Issuer therefor, at a rate per annum equal to the sum of the Index Rate plus five and one-quarter percent (5.25%).

                  (c) Reimbursement and Other Payments by the Company. The obligations of the Company to reimburse the LC Issuer shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including without limitation the following circumstances:

                  (i) any lack of validity or enforceability of any Letter of Credit or any related document;

                  (ii) any amendment or waiver of or any consent to departure from any Letter of Credit or any related document;

                  (iii) the existence of any claim, set-off, defense or other right which the Company may have at any time against the beneficiary of any Letter of Credit (or any Person or entity for whom such beneficiary may be acting), the Agent, the LC Issuer, any Lender or any other Person or entity, whether in connection with this Agreement, any other Financing Document or any unrelated transaction, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                  (iv) any statement or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

                  (v) payment by the LC Issuer under any Letter of Credit against presentation of a draft or document which does not comply with the terms of such Letter of Credit;

                  (vi)  any affiliation between the LC Issuer and any Lender; or

                  (vii) to the extent permitted under applicable law, any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

                  (d) Cash Collateralization of Letter of Credit Liabilities. Upon any optional payment in full of the Loans and termination of the Revolving Credit Commitments pursuant to and in accordance with the terms of Section 2.08, and upon the occurrence and during the continuance of any Event of Default, the Company on demand of the Agent shall deposit into an account established pursuant to lockbox arrangements satisfactory to the Agent in its sole discretion, an amount of cash or cash equivalents equal to all Letter of Credit Liabilities then outstanding.

                  (e) Purchase of Participation by Lenders. Upon the issuance of each Letter of Credit, each Lender shall be deemed to have irrevocably and unconditionally purchased and received without recourse or warranty, an undivided interest and participation in such Letter of Credit (including, without limitation, all Letter of Credit Liabilities and all obligations of the Company and the Subsidiaries thereof with respect thereto except those expressly stated to be payable to the LC Issuer hereunder or under the other Financing Documents) and any documents or security therefor or guaranty pertaining thereto, equal to such Lender's Proportionate Share of such Letter of Credit.

                  (f) Notice to Lenders. Promptly upon receipt by the LC Issuer of any draft upon, or other notice of drawing under, any Letter of Credit, the LC Issuer shall give the Company, the Agent and each Lender written or telephonic notice of the amount of such draft or notice of drawing and of the date upon which the LC Issuer proposes to honor such draft.

                  (g) Payments by Lenders. Each Lender hereby agrees that it shall pay to the LC Issuer prior to 2:00 p.m. (New York City time) on the date the LC Issuer honors each drawing under a Letter of Credit such Lender's Proportionate Share of such Letter of Credit drawing; provided, that, if the Company should pay in full or in part any Letter of Credit drawing on the date thereof, the obligation of each Lender to pay to the LC Issuer pursuant to this
Section its Proportionate Share of such drawing shall be reduced by an amount equal to such Lender's Proportionate Share of such payment. Amounts paid in excess of the net amount so owed shall promptly be refunded by the LC Issuer to such Lender.

                  (h) Failure to Pay by Lenders. If any Lender shall fail to pay the amount of its participation in a Letter of Credit drawing on the date such amount is due in accordance with subsection (g) above, the LC Issuer shall be deemed to have advanced funds on behalf of such Lender. Each such advance shall be secured by such Lender's participation interest, and the LC Issuer shall be subrogated to such Lender's rights hereunder in respect thereof. Such advance may be repaid by application to such advance of any payment that such Lender is otherwise entitled to receive under this Agreement. Any amount not paid by such Lender to the LC Issuer hereunder shall bear interest for each day from the day such payment was due until such payment shall be paid in full at a rate per annum equal to the Federal Funds Rate.

                  (i) Reimbursement and Other Payments by the Lenders. The obligations of each Lender to reimburse the LC Issuer shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including without limitation the following circumstances:

                  (i) any lack of validity or enforceability of any Letter of Credit or any related document;

                  (ii) any amendment or waiver of or any consent to departure from any Letter of Credit or any related document;

                  (iii) the existence of any claim, set-off, defense or other right which such Lender may have at any time against the beneficiary of any Letter of Credit (or any Person or entity for whom such beneficiary may be acting), the Company, any Subsidiary of any of the Company, the Agent, the LC Issuer, any Lender or any other Person or entity, whether in connection with this Agreement, any other Financing Document or any unrelated transaction, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                  (iv) any statement or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

                  (v) payment by the LC Issuer under any Letter of Credit against presentation of a draft or document which does not comply with the terms of such Letter of Credit;

                  (vi) any affiliation between the LC Issuer and any other Person; or

                  (vii) to the extent permitted under applicable law, any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

                                   ARTICLE III

                                   CONDITIONS

                  SECTION 3.01. CONDITIONS TO CLOSING. The obligation of each Lender to make Loans and to purchase participation in Letters of Credit, and of the LC Issuer to issue Letters of Credit, on the Closing Date shall be subject to the satisfaction of the following conditions precedent:

                  (a) receipt by the Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

                  (b) receipt by NationsCredit of a duly executed Revolving Credit Note for its account, in the form provided for herein;

                  (c) receipt by the Agent of duly executed counterparts of each Security Document required to be effective on the Closing Date (including the Lockbox Agreements), and each other Financing Document, together with share certificates evidencing all of the outstanding Common Stock of the Subsidiaries and irrevocable stock powers or transfers, duly executed in blank, and also evidence satisfactory to it in its sole good faith discretion of the effectiveness of the security contemplated thereby;

                  (d) receipt by the Agent of the opinions of King & Spalding and Slaughter and Virgin, counsel for the Company, substantially in the form of Exhibits I-1 and I-2, respectively, and covering such additional matters relating to the transactions contemplated hereby as NationsCredit may reasonably request (by its execution and delivery of this Agreement, the Company authorizes and directs such counsel to deliver such opinions to the Agent);

                  (e) receipt by the Agent of an opinion of Kilpatrick Stockton LLP, special counsel for the Agent, substantially in the form of Exhibit J, and covering such additional matters relating to the transactions contemplated hereby as NationsCredit may reasonably request;

                  (f) receipt by NationsCredit, including in its capacity as Agent, of all fees and any other amounts due and payable hereunder (including fees and expenses payable pursuant to Section 8.04) of which the Company has received notice;

                  (g) receipt by NationsCredit of any information it may request concerning the financial condition, results of operations, liabilities (contingent and otherwise, including with respect to environmental liabilities and employee and retiree benefits) and prospects of, and the financial reporting and accounting systems and the management information systems of, the Company and satisfaction of NationsCredit in its sole good faith discretion with all such information;

                  (h) satisfaction of NationsCredit in its sole good faith discretion as to the absence of any material adverse change in any aspect of the business, operations, properties, prospects or condition (financial or otherwise) of the Company or any Subsidiaries, or any event or condition which is reasonably likely to result in such a material adverse change;

                  (i) receipt by NationsCredit of evidence satisfactory to it in its sole good faith discretion that the Company shall have received on or before the Closing Date at least $30,000,000 of net cash proceeds from the sale of its common stock in an initial registered public offering (the "IPO");

                  (j) receipt by NationsCredit of a certificate signed by the chief financial officer or treasurer of the Company to the effect that, both before and immediately after the making of the Loans and the consummation of the other transactions contemplated to take place on the Closing Date, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Company made in or pursuant to the Financing Documents are true;

                  (k) receipt by NationsCredit of (i) the financial statements and pro forma balance sheet referred to in Sections 4.04 (b) and (c),
         (ii) a statement of sources and uses of funds covering all payments reasonably expected to be made by the Company in connection with the transactions to be consummated on the Closing Date, and (iii) payment instructions with respect to each wire transfer to be made by the Agent or the Company on the Closing Date setting forth the amount of such transfer, the purpose of such transfer, the name and number of the account to which such transfer is to be made, the name and ABA number of the bank or other financial institution where such account is located and the name and telephone number of an individual that can be contacted to confirm receipt of such transfer;

                  (l) receipt by the Agent of evidence satisfactory to it in its sole good faith discretion that all outstanding obligations of the Company and its Subsidiaries under the existing financing agreements set forth on Schedule 3.01(l) have been paid in full, all commitments thereunder have been terminated and all Liens securing such obligations and all guarantees thereof have been released;

                  (m) receipt by the Agent of all documents, opinions and other evidences it may reasonably request relating to the existence of the Company and its Subsidiaries, the corporate authority for and the validity of the Financing Documents, the IPO and any other matters relevant hereto, all in form and substance satisfactory to the Agent in its sole good faith discretion; and

                  (n) receipt by NationsCredit of such other documents, opinions and evidences as NationsCredit shall require in its sole good faith discretion.

The documents referred to in this Section shall be delivered to the Agent no later than the Closing Date. The certificates and opinions referred to in this Section shall be dated the Closing Date.

                  SECTION 3.02. CONDITIONS TO ACQUISITION LOANS. The obligation of any Lender to make an Acquisition Loan on the occasion of any borrowing and to purchase a participation in any Letter of Credit issued in connection with an Acquisition, and of the LC Issuer to issue a Letter of Credit in connection with any Acquisition, is subject to the satisfaction of the following additional conditions:

                  (a) receipt by each Lender of a Notice of Revolving Credit Loan in accordance with Section 2.04 or, in the case of the issuance of a Letter of Credit, receipt by the Agent and the LC Issuer of a Letter of Credit Request;

                  (b) receipt by the Agent of all documents, instruments and agreements to be delivered in connection with the Acquisition and/or any financing therefor;

                  (c) completion of, and satisfaction of the Agent and the Required Lenders with, such legal and/or business due diligence review of the Acquisition, the terms thereof, and the target thereof as the Agent and the Required Lenders reasonably shall deem relevant;

                  (d) evidence satisfactory to the Agent that all property to be acquired in the Acquisition, including all property of any Person that, following such Acquisition, is to become a Subsidiary, will be pledged to the Agent and the Lenders as security for the Obligations and that the Liens granted pursuant thereto will constitute perfected Liens, subject only to Permitted Liens, and that any Person that will become a Subsidiary as a result of such Acquisition has executed a guaranty of the Obligations in form and substance satisfactory to the Agent and the Required Lenders and otherwise complied with the requirements of Section 6.07;

                  (e) receipt by the Agent and the Lenders of such historical financial statements and information and such market information respecting the target of the Acquisition as the Agent and the Required Lenders reasonably shall deem relevant;

                  (f) receipt by the Agent and the Lenders of pro forma financial statements showing the target and the Company on a consolidated basis after giving effect to such Acquisition as of the date of the closing thereof and a certificate of the chief financial officer or treasurer of the Company demonstrating that the Company, both before and after giving effect to the Acquisition, will be in compliance with the financial and other covenants contained herein and in the other Financing Documents;

                  (g) receipt by the Agent of evidence satisfactory to the Agent and the Required Lenders in their sole good faith discretion of the satisfaction (without waiver) of all material conditions to the closing of the Acquisition (other than payment of that portion of the purchase price to be paid in connection with such Acquisition with proceeds of an Acquisition Loan) on the closing date thereof, and satisfaction of the Agent and the Required Lenders in their sole good faith discretion with the material terms and conditions of the operative acquisition documents;

                  (h) receipt by the Agent of a copy of each material opinion, report and other document required to be delivered pursuant to the operative acquisition documents and requested by the Agent, with a letter from each Person delivering any such opinion or report authorizing reliance thereon by the Agent and the Lenders, all in form and substance satisfactory to the Agent; and

                  (i) such other information respecting the Acquisition, the target or the Company as the Agent and the Lenders reasonably shall deem relevant.

                  SECTION 3.03. CONDITIONS TO EACH LOAN. The obligation of any Lender to make a Loan on the occasion of any borrowing thereof (including on the Closing Date) or to purchase a participation in any Letter of Credit, and of the LC Issuer to issue any Letter of Credit, is subject to the satisfaction of the following additional conditions:

                  (a) receipt by each Lender of a Notice of Revolving Credit Loan in accordance with Section 2.04 or a Letter of Credit Request in accordance with Section 2.09(a)(iii), as applicable, and in the case of a Working Capital Loan or a Letter of Credit, of a Borrowing Base Certificate as of the close of business on the Business Day immediately preceding the date of such borrowing;

                  (b) the fact that, immediately after such borrowing or issuance, (i) the aggregate outstanding principal amount of the Revolving Credit Loans and Letter of

         Credit Liabilities will not exceed the aggregate amount of the Revolving Credit Commitments and (ii) the aggregate outstanding principal amount of Working Capital Loans and Letter of Credit Liabilities will not exceed the Working Capital Availability;

                  (c) the fact that, immediately before and after such borrowing, no Default shall have occurred and be continuing; and

                  (d) the fact that the representations and warranties of the Company contained in the Financing Documents shall be true on and as of the date of such borrowing except as such representations and warranties relate to a specified date.

Each borrowing hereunder shall be deemed to be a representation and warranty by the Company on the date of such borrowing as to the facts specified in clauses
(b), (c) and (d) of this Section, unless a notice to the contrary specifically captioned "Disclosure Statement" is received by the Agent from the Company prior to 2:00 p.m. on the Business Day preceding the date of such borrowing. To the extent that the Agent and the Required Lenders agree to make any Loan after receipt of a Disclosure Statement in accordance with the preceding sentence, the representations and warranties of the Company will be deemed made as modified by the contents of such statement and repeated at the time of the making of such Loan as so modified. Any such modification shall be effective only for the occasion on which the Agent and the Required Lenders elect to make such Loan, and unless expressly agreed by the Agent and the Required Lenders in writing to the contrary as provided in Section 10.05, shall not be deemed a waiver or modification of any condition to any future Loan.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  The Company represents and warrants (including, in the case of any such representation and warranty made or deemed made before the consummation of any Acquisition, at the time such representation and warranty is made or deemed made and immediately after giving effect to the consummation of such Acquisition) that:

                  SECTION 4.01. CORPORATE EXISTENCE AND POWER. Each of the Company and Horizon/Neostar is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Georgia, and Strato/Infusaid is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Massachusetts, and the Company and each of its Subsidiaries has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and as will be conducted after the Acquisition. The Company and each of its Subsidiaries is qualified to do business as a foreign corporation in each jurisdiction where the failure to qualify would be likely to result in a Material Adverse Effect.

                  SECTION 4.02. CORPORATE AND GOVERNMENTAL AUTHORIZATION; NO CONTRAVENTION. The execution, delivery and performance by each of the Company and its Subsidiaries of the Financing Documents to which it is a party are within the Company's or such Subsidiaries' corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official (other than the filing of UCC-1 financing statements, all of which have been made and are in full force and effect) and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Company or any of its Subsidiaries or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Company or any of its Subsidiaries or result in the creation or imposition of any Lien (other than the Liens created by the Security Documents) on any asset of the Company or any of its Subsidiaries.

                  SECTION 4.03. BINDING EFFECT; LIENS OF SECURITY DOCUMENTS. (a) Each of the Financing Documents to which the Company is a party (other than the Notes) constitutes a valid and binding agreement of the Company, and each of the Notes when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of the Company, enforceable in accordance with its respective terms, subject to bankruptcy and insolvency laws affecting the rights of creditors generally and general principles of equity.

                  (b) Each of the Financing Documents to which any Subsidiary of the Company is a party constitutes a valid and binding agreement of such Subsidiary enforceable in accordance with its terms, subject to bankruptcy and insolvency laws affecting the rights of creditors generally and general principles of equity.

                  (c) The Security Documents create valid security interests in the Collateral purported to be covered thereby, which security interests are and will remain perfected security interests, prior to all other Liens other than Permitted Liens. Each of the representations and warranties made by the Company or any Subsidiary in the Security Documents is true and correct in all material respects.

                  SECTION 4.04. FINANCIAL INFORMATION. (a) The balance sheet of the Company as of December 31, 1997 and the related statements of operations, stockholders' equity and cash flows for the Fiscal Year then ended, reported on by Coopers & Lybrand LLP, fairly present, in conformity with GAAP, the financial position of the Company as of such date and its results of operations, changes in stockholders' equity and cash flows for such period.

                  (b) The unaudited balance sheet of the Company as of March 31, 1998, and the related unaudited consolidated statements of operations and cash flows for the three months then ended, copies of which have been delivered to each of the Lenders, fairly present, in conformity with GAAP applied on a basis consistent with the financial statements referred to in Section 4.04(a), the financial position of the Company as of such date and its consolidated results of operations and cash flows for the three months then ended (subject to normal year-end adjustments and to the absence of footnotes).

                  (c) The projected pro forma balance sheet of the Company as of April 30, 1998, a copy of which has been delivered to each of the Lenders, fairly presents, in conformity with GAAP applied on a basis consistent with the financial statements referred to in Section 4.04(a), the consolidated financial position of the Company as of such date, adjusted to give effect (as if such events had occurred on such date) to (i) the IPO, (ii) the making of the Loans,
(iii) the application of the proceeds therefrom as contemplated by the Disclosure Documents and the Financing Documents, and (iv) the payment of all legal, accounting and other fees related thereto to the extent known at the time of the preparation of such balance sheet. As of the date of such balance sheet and the date hereof, neither the Company nor any of its Subsidiaries had or has any material liabilities, contingent or otherwise, including liabilities for taxes, long-term leases or forward or long-term commitments, which are not fully reflected on such balance sheet.

                  (d) The information contained in the most recently delivered Borrowing Base Certificate is complete and correct and the amounts shown therein as "Eligible Domestic Receivables", "Eligible Foreign Secured Receivables", "Eligible Foreign Unsecured Receivables" and "Eligible Inventory" has been determined as provided in the Financing Documents.

                  (e) Since December 31, 1997, there has been no material adverse change in the business, operations, properties, prospects or condition (financial or otherwise) of the Company or any of its Consolidated Subsidiaries.

                  SECTION 4.05. LITIGATION. There is no action, suit or proceeding pending against, or to the knowledge of the Company threatened against or affecting the Company or any Subsidiary before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could result in a Material Adverse Effect or which in any manner draws into question the validity of any of the Financing Documents. There is no action, suit or proceeding pending against, or to the knowledge of the Company threatened against or affecting, any party to any of the Financing Documents (other than the Company) before any court or arbitrator or any governmental body, agency or official which in any manner draws into question the validity of any of the Financing Documents.

                  SECTION 4.06. OWNERSHIP OF PROPERTY, LIENS. On and as of the Closing Date, each of the Company and its Subsidiaries is the lawful owner of, has good title to and is in lawful possession of, or has valid leasehold interests in, all material properties and other material assets (real or personal, tangible, intangible or mixed) purported to be owned or leased (as the case may be) by such Person on the balance sheet referred to in Section 4.04(a), and none of such Person's material properties or material assets is subject to any Liens, except Permitted Liens. The Company and each Subsidiary conduct their respective businesses without infringement or claim of infringement of any material license, patent, trademark, trade name, service mark, copyright, trade secret or other intellectual property right of others and there is no infringement or claim of infringement by others of any material license, patent, trademark, trade name, service mark, copyright, trade secret or other intellectual property right of the Company or any Subsidiary.

                  SECTION 4.07. NO DEFAULT. No Default or Event of Default has occurred and is continuing and neither the Company nor any Subsidiary is in default under or with respect to any material contract, agreement, lease or other instrument to which it is a party or by which its property is bound or affected which default is reasonably likely to result in a Material Adverse Effect.

                  SECTION 4.08. NO BURDENSOME RESTRICTIONS. No contract, lease, agreement or other instrument to which the Company or any Subsidiary is a party or by which any of its property is bound or affected, no charge, corporate restriction, judgment, decree or order and no provision of applicable law or governmental regulation is reasonably likely to have a Material Adverse Effect.

                  SECTION 4.09. LABOR MATTERS. There are no strikes or other labor disputes pending or, to the best knowledge the Company, threatened, against the Company or any Subsidiary, which are reasonably likely to have a Material Adverse Effect. Hours worked and payments made to the employees of the Company and its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable law dealing with such matters. All payments due from the Company or any Subsidiary, or for which any claim may be made against any of them, on account of wages and employee and retiree health and welfare insurance and other benefits have been paid or accrued as a liability on the books of such Person, as the case may be. The consummation of the transactions contemplated by the Financing Documents will not give rise to a right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which it is a party or by which it is bound.

                  SECTION 4.10. SUBSIDIARIES; OTHER EQUITY INVESTMENTS. Other than as set forth on Schedule 4.10, the Company has no Subsidiaries. Each such Subsidiary is, and, in the case of any additional corporate Subsidiaries formed after the Closing Date, each of such additional corporate Subsidiaries will be at each time that this representation is made or deemed to be made after the Closing Date, a wholly-owned Subsidiary that is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted. Neither the Company nor any Subsidiary is engaged in any joint venture or partnership with any other Person.

                  SECTION 4.11. INVESTMENT COMPANY ACT. The Company is not an "investment company" as defined in the Investment Company Act of 1940, as amended. The consummation of the transactions contemplated by the Financing Documents and the Disclosure Documents do not and will not violate any provision of such Act or any rule, regulation or order issued by the Securities and Exchange Commission thereunder.

                  SECTION 4.12. MARGIN REGULATIONS. None of the proceeds from the Loans have been or will be used, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any Margin Stock or for any other purpose which might cause any of the loans under this Agreement to be considered a "purpose credit" within the meaning of Regulation G, U or X of the Board of Governors of the Federal Reserve Board.

                  SECTION 4.13. TAXES. The Company's federal tax identification number is 58-1882343. All Federal, state and local tax returns, reports and statements required to be filed by or on behalf of the Company and its Subsidiaries have been filed with the appropriate governmental agencies in all jurisdictions in which such returns, reports and statements are required to be filed, and all taxes (including real property taxes) and other charges shown to be due and payable have been timely paid prior to the date on which any fine, penalty, interest, late charge or loss may be added thereto for nonpayment thereof. All state and local sales and use taxes required to be paid by the Company or any of its Subsidiaries have been paid. All Federal and state returns have been filed by the Company and its Subsidiaries for all periods for which returns were due with respect to employee income tax withholding, social security and unemployment taxes, and the amounts shown thereon to be due and payable have been paid in full or adequate provisions therefor have been made.

                  SECTION 4.14. COMPLIANCE WITH ERISA. Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code with respect to each Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

                  SECTION 4.15. BROKERS. Except as described on Schedule 4.15, no broker, finder or other intermediary has brought about the obtaining, making or closing of the transactions contemplated by the Financing Documents, and neither the Company nor any Subsidiary has or will have any obligation to any Person in respect of any finder's or brokerage fees in connection herewith or therewith.

                  SECTION 4.16. EMPLOYMENT, STOCKHOLDERS AND SUBSCRIPTION AGREEMENTS. Except for the agreements described in Schedule 4.16, true and complete copies of which have been delivered to the Lenders, there are no (i) employment agreements covering the Management Stockholders, (ii) collective bargaining agreements or other labor agreements covering any employees of the Company or any of its Subsidiaries, (iii) agreements for managerial, consulting or similar services to which the Company or any of its Subsidiaries is a party or by which it is bound or (iv) agreements regarding the Company or any Subsidiary, its assets or operations or any investment therein to which any of its stockholders is a party or by which it is bound.

                  SECTION 4.17. FULL DISCLOSURE. None of the written information (financial or otherwise) furnished by or on behalf of the Company to the Agent or any Lender in connection with the consummation of the transactions contemplated by any of the Financing Documents or the Disclosure Documents contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in the light of the circumstances under which such statements were made. All financial projections delivered to the Lenders have been prepared on the basis of the assumptions stated therein. Such projections represent the Company's best estimate of the Company's future financial performance and such assumptions are believed by the Company to be fair in light of current business conditions.

                  SECTION 4.18. REPRESENTATIONS AND WARRANTIES INCORPORATED FROM OTHER OPERATIVE DOCUMENTS. As of the Closing Date, each of the representations and warranties made in the Financing Documents by each of the parties thereto is true and correct in all material respects, and such representations and warranties are hereby incorporated herein by reference with the same effect as though set forth in their entirety herein, as qualified therein.

                  SECTION 4.19. PRIVATE OFFERING. Neither the Company nor any Person acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Lenders and no more than five other institutional investors. Neither the Company nor any Person acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to Section 5 of the Securities Act.

                  SECTION 4.20. COMPLIANCE WITH ENVIRONMENTAL REQUIREMENTS; NO HAZARDOUS MATERIALS. Except as provided on Schedule 4.20 or other non-compliances which are not reasonably expected to have a Material Adverse
Effect:

         (a) Other than generation in compliance with all applicable Environmental Laws, no Hazardous Materials are located on any properties now owned, leased or operated by the Company or any Subsidiary or have been released into the environment, or deposited, discharged, placed or disposed of at, on, under or near any of such properties. No portion of any such property is being used for the disposal, storage, treatment, processing or other handling of Hazardous Materials (other than processing or handling incidental to the generation of Hazardous Materials in compliance with all applicable Environmental Laws), nor is any such property affected by any Hazardous Materials Contamination.

         (b) Other than generation in compliance with all applicable Environmental Laws, during any period of ownership, operation, possession or control thereof by the Company or any Subsidiary, no Hazardous Materials were located on any properties previously owned, leased or operated by the Company or any Subsidiary or were released into the environment, or deposited, discharged, placed or disposed of at, on, under or near any of such properties. No portion of any such property was used during any period of ownership, operation, possession or control thereof by the Company or any Subsidiary, for the disposal, storage, treatment, processing or other handling of Hazardous Materials (other than processing or handling incidental to the generation of Hazardous Materials in compliance with all applicable Environmental Laws), nor is any such property, to the knowledge of the Company, affected by any Hazardous Materials Contamination.

         (c) No asbestos or asbestos-containing materials are present on any of the properties now owned, leased or operated by the Company or any Subsidiary.

         (d) No asbestos or asbestos-containing materials were present, during any period of ownership, operation, possession or control thereof by the Company or any Subsidiary, on any of the properties previously owned, leased or operated by the Company or any Subsidiary.

         (e) No polychlorinated biphenyls are located on or in any properties now owned, leased or operated by the Company or any Subsidiary, in the form of electrical transformers, fluorescent light fixtures with ballasts, cooling oils or any other device or form.

         (f) No polychlorinated biphenyls were, during any period of ownership, operation, possession or control thereof by the Company or any Subsidiary, located on or in any properties previously owned, leased or operated by the Company or any Subsidiary, in the form of electrical transformers, fluorescent light fixtures with ballasts, cooling oils or any other device or form.

         (g) No underground storage tanks are located on any properties now owned, leased or operated by the Company or any Subsidiary, or were located on any such property and subsequently removed or filled.

         (h) No underground storage tanks were, during any period of ownership, operation, possession or control thereof by the Company or any Subsidiary, located on any properties previously owned, leased or operated by the Company or any Subsidiary, or were, during any period of ownership, operation, possession or control thereof by the Company or any Subsidiary, located on any such property and subsequently removed or filled.

         (i) No notice, notification, demand, request for information, complaint, citation, summons, investigation, administrative order, consent order and agreement, litigation or settlement with respect to Hazardous Materials or Hazardous Materials Contamination is in existence or, to Company's knowledge, proposed, threatened or anticipated with respect to or in connection with the operation of any properties now owned, leased or operated by the Company or any Subsidiary. All such properties and their existing and prior uses comply and at all times have complied with any applicable governmental requirements relating to environmental matters or Hazardous Materials. There is no condition on any of such properties which is in violation of any applicable governmental requirements relating to Hazardous Materials, and neither the Company nor any Subsidiary has received any communication from or on behalf of any governmental authority that any such condition exists. None of such properties nor any property to which the Company or any Subsidiary has, directly or indirectly, transported or arranged for the transportation of any material is listed or, to the Company's knowledge, proposed for listing on the National Priorities List promulgated pursuant to CERCLA, on CERCLIS (as defined in CERCLA) or on any similar federal, state or foreign list of sites requiring investigation or cleanup, nor, to the knowledge of the Company, is any such property anticipated or threatened to be placed on any such list.

         (j) No notice, notification, demand, request for information, complaint, citation, summons, investigation, administrative order, consent order and agreement, litigation or settlement with respect to Hazardous Materials or Hazardous Materials Contamination is in existence or, to Company's knowledge, proposed, threatened or anticipated with respect to or in connection with the operation of any properties previously owned, leased or operated by the Company or any Subsidiary and relating to any period of ownership, operation, possession or control thereof by the Company or any Subsidiary. All such properties and their prior uses by the Company or any Subsidiary at all times complied with any applicable governmental requirements relating to environmental matters or Hazardous Materials. There is no condition on any of such properties which is in violation of any applicable governmental requirements relating to Hazardous Materials and arising from any use of such properties during any period of ownership, operation, possession or control thereof by the Company or any Subsidiary, and neither the Company nor any Subsidiary has received any communication from or on behalf of any governmental authority that any such condition exists. None of such properties nor any property to which the Company or any Subsidiary has, directly or indirectly, transported or arranged for the transportation of any material is listed or, to the Company's knowledge, proposed for listing on the National Priorities List promulgated pursuant to CERCLA, on CERCLIS (as defined in CERCLA) or on any similar federal, state or foreign list of sites requiring investigation or cleanup, nor, to the knowledge of the Company, is any such property anticipated or threatened to be placed on any such list.

         (k) There has been no environmental investigation, study, audit, test, review or other analysis conducted of which the Company has knowledge in relation to the current or prior business of the Company or any Subsidiary or any property or facility now or previously owned, leased or operated by the Company or any Subsidiary which has not been delivered to the Lenders at least five days prior to the Closing Date.

         (1) For purposes of this Section 4.20, the terms "Company" and "Subsidiary" shall include any business or business entity (including a corporation) which is, in whole or in part, a predecessor of the Company or any Subsidiary.

                  SECTION 4.21. CAPITALIZATION. Set forth on Schedule 4.21 is a schedule of the capitalization of the Company as of the Closing Date, specifying each class of interest held and the amount thereof.

                  SECTION 4.22. REAL PROPERTY INTERESTS. Except for the ownership, leasehold or other interests set forth in Schedule 4.22, the Company and its Subsidiaries have, as of the Closing Date, no ownership, leasehold or other interest in real property.

                                    ARTICLE V

                              AFFIRMATIVE COVENANTS

                  The Company agrees that, so long as any Lender has any Commitment hereunder or any amount payable under any Note remains unpaid:

                  SECTION 5.01. FINANCIAL STATEMENTS AND OTHER REPORTS. The Company will maintain a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in accordance with GAAP, and will deliver to each of the Lenders:

                  (a) as soon as practicable and in any event within 30 days after the end of each month, a consolidated balance sheet of the Company and its Consolidated Subsidiaries as at the end of such month and the related consolidated statements of operations and cash flows for such month, and for the portion of the Fiscal Year ended at the end of such month setting forth in each case in comparative form the figures for the corresponding periods of the previous Fiscal Year and the figures for such month and for such portion of the Fiscal Year ended at the end of such month set forth in the annual operating and capital expenditure budgets and cash flow forecast delivered pursuant to Section 5.01(l), all in reasonable detail and certified by the chief financial officer of the Company, as fairly presenting the financial condition and results of operations of the Company and its Consolidated Subsidiaries and as having been prepared in accordance with GAAP applied on a basis consistent with the audited financial statements of the Company, subject to changes resulting from audit and normal year-end adjustments and subject to the absence of footnotes;

                  (b) as soon as practicable and in any event within 45 days after the end of each of the first 3 fiscal quarters of each Fiscal Year, a consolidated balance sheet of the Company and its Consolidated Subsidiaries as at the end of such quarter and the related consolidated statements of operations and cash flows for such fiscal quarter, and for the portion of the Fiscal Year ended at the end of such quarter setting forth in each case in comparative form the figures for the corresponding periods of the previous Fiscal Year and the figures for such quarter and for such portion of the Fiscal Year ended at the end of such quarter set forth in the annual operating and capital expenditure budgets and cash flow forecast delivered pursuant to Section 5.01(l), all in reasonable detail and certified by the chief financial officer of the Company as fairly presenting the financial condition and results of operations of the Company and its Consolidated Subsidiaries and as having been prepared in accordance with GAAP applied on a basis consistent with the audited financial statements of the Company delivered pursuant to Section 4.04(a), subject to changes resulting from audit and normal year-end adjustments and subject to the absence of footnotes;

                  (c) as soon as available and in any event within 120 days after the end of each subsequent Fiscal Year, a consolidated balance sheet of the Company and its Consolidated Subsidiaries as of the end of such Fiscal Year and the related consolidated statements of operations, stockholders' equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year and the figures for such Fiscal Year set forth in the annual operating and capital expenditure budgets and cash flow forecasts delivered pursuant to Section 5.01(l), in each case certified (solely with respect to such consolidated statements) without qualification by Coopers & Lybrand LLP or other independent public accountants of nationally recognized standing;


                  (d) (i) together with each delivery of financial statements pursuant to (a), (b) and (c) above, an Officer's Certificate for the Company stating that the officers executing such certificate have reviewed the terms of this Agreement and have made, or caused to be made under their supervision, a review in reasonable detail of the transactions and condition of the Company and its Consolidated Subsidiaries during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that such officers do not have knowledge of the existence as at the date of such Officers' Certificate, of any Default, or, if any such Default existed or exists, specifying the nature and period of existence thereof and what action the Company has taken or is taking or proposes to take with respect thereto; (ii) together with each delivery of financial statements pursuant to (b) or (c) above, a compliance certificate of the chief financial officer or treasurer of the Company (x) providing details of all transactions between the Company and any Person referred to in Section 6.08,
(y) demonstrating in reasonable detail compliance during and at the end of such accounting period with the restrictions contained in Sections 6.11 through 6.19, and (z) if not specified in the financial statements delivered pursuant to (b) or (c) above, as the case may be, specifying the aggregate amount of interest paid or accrued and the aggregate amount of depreciation and amortization charged, during such accounting period; and (iii) together with each delivery of financial statements pursuant to (c) above, a statement setting forth in reasonable detail the computation of Excess Cash Flow, if any, for such Fiscal Year, certified by the chief financial officer of the Company as having been prepared from such financial statements in accordance with this Agreement;

                  (e) together with each delivery of financial statements pursuant to (c) above, a written statement by the independent public accountants giving the report thereon (i) stating that their audit examination has included a review of the terms of this Agreement as it relates to accounting matters,
(ii) stating whether, in connection with their audit examination, any Default has come to their attention, and if such a condition or event has come to their attention, specifying the nature and period of existence thereof, and (iii) stating that based on their audit examination nothing has come to their attention which causes them to believe that the information contained in the certificates delivered therewith pursuant to (d) above is not correct and that the matters set forth in the compliance certificate delivered therewith pursuant to clause

(ii) of (d) above for the applicable Fiscal Year are not stated in accordance with the terms of this Agreement;

                  (f) promptly upon receipt thereof, copies of all reports submitted to the Company by independent public accountants in connection with each annual, interim or special audit of the financial statements of the Company or any of its Subsidiaries made by such accountants, including the comment letter submitted by such accountants to management in connection with their annual audit;

                  (g) promptly upon their becoming available, copies of (i) all financial statements, reports, notices and proxy statements sent or made available generally by the Company to its security holders, (ii) all regular and periodic reports and all registration statements and prospectuses filed by the Company with any securities exchange or with the Securities and Exchange Commission or any governmental authority succeeding to any of its functions and
(iii) all press releases and other statements made available generally by the Company to the public concerning material developments in the business of the Company or any Subsidiary;

                  (h) promptly upon any officer of the Company obtaining knowledge (i) of the existence of any default with respect to any Debt of the Company or any Subsidiary, that singly or that when aggregated with other Debt in default has an aggregate outstanding principal amount greater than or equal to $250,000, or that the holder of any such Debt has given any notice or taken any other action with respect to a claimed default thereunder, (ii) of any change in the Company's certified accountant or any resignation, or decision not to stand for re-election, by any member of the Company's board of directors,
(iii) that any Person has given any notice to the Company or taken any other action with respect to a claimed default under any material agreement or instrument (other than the Financing Documents) to which the Company or any Subsidiary is a party or by which any of their material assets are bound or (iv) of the institution of any litigation or arbitration involving an alleged liability of the Company or any Subsidiary equal to or greater than $250,000, or any adverse determination in any litigation or arbitration involving a potential liability of the Company or any Subsidiary equal to or greater than $250,000, an Officers' Certificate of the Company specifying the nature and period of existence of any such condition or event, or specifying the notice given or action taken by such holder or Person and the nature of such claimed default (including any Default), event or condition, and what action the Company has taken, is taking or proposes to take with respect thereto;

                  (i) if and when any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under Section 412 of the Code, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of the chief financial officer or the chief accounting officer of the Company setting forth details as to such occurrence and action, if any, which the Company or applicable member of the ERISA Group is required or proposes to take;

                  (j) copies of any material reports or notices related to taxes and any other material reports or notices received by the Company from, or filed by the Company with, any Federal, state or local governmental agency or body regulating the activities of the Company;

                  (k) within 30 days prior to the conclusion of each Fiscal Year, the Company's annual operating and capital expenditure budgets and cash flow forecast for the following Fiscal Year presented on a monthly basis, which shall be in a format reasonably consistent with projections, budgets and forecasts theretofore provided to the Lenders;

                  (l) together with each Notice of Revolving Credit Loan requesting a Working Capital Loan and each Letter of Credit Request, and on the first Business Day of each month, a Borrowing Base Certificate as of the close of business of the immediately preceding Business Day;

                  (m) within two Business Days after any request therefor, such information in such detail concerning the amount, composition and manner of calculation of the Borrowing Base as the Agent may reasonably request;

                  (n) within ten days after the end of each month, so long as there shall be Working Capital Loans outstanding in an aggregate principal amount greater than or equal to $1,000,000, a report, in form and substance acceptable to the Agent, as to all accounts receivable of the Company and its Subsidiaries outstanding as of the last day of such month (a "RECEIVABLES REPORT"), which shall set forth in summary form an aging of such receivables and which shall, if the Agent so requests, include a detailed aged trial balance of all such receivables specifying the names, face amount and dates of all invoices for each account debtor obligated on a receivable so listed; upon the reasonable request of the Agent and to the extent available, each Receivables Report shall be accompanied by copies of customer statements, and all documents, including repayment histories and present status reports, relating to the receivables so scheduled and such other matters and information relating to the status of any receivables as the Agent shall reasonably request;

                  (o) together with the next delivery of a Receivables Report after the Company becomes aware thereof, notice of any dispute between any account debtor and the Company or the applicable Subsidiary with respect to any amounts due and owing in excess of $100,000 in the aggregate, with an explanation in reasonable detail of the reason for the dispute, all claims related thereto and the amount in controversy;

                  (q) together with each delivery of financial statements pursuant to (a), (b) and (c) above, a management discussion of the comparison between budget and actual performance and of performance versus performance for the prior year in form and in substance satisfactory to the Agent in its sole good faith discretion; and

                  (r) with reasonable promptness, such other information and data with respect to the Company or any Subsidiary, as from time to time may be reasonably requested by the Agent.

                  SECTION 5.02. PAYMENT OF OBLIGATIONS. The Company (i) shall pay and discharge, and cause each Subsidiary to pay and discharge, at or before maturity, all of their respective material obligations and liabilities, including tax liabilities, except where the same may be the subject of a Permitted Contest, (ii) shall maintain, and cause each of its Subsidiaries to maintain, in accordance with GAAP, appropriate reserves for the accrual of any of the same and (iii) shall not breach or permit any Subsidiary to breach, in any material respect, or permit to exist any material default under, the terms of any lease, commitment, contract, instrument or obligation to which it is a party, or by which its properties or assets are bound where such breach or default would be reasonably likely to have a Material Adverse Effect.

                  SECTION 5.03. CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE. The Company will continue, and will cause each Subsidiary to continue, to engage in business of the same general type as now conducted by it and each Subsidiary, and will preserve, renew and keep in full force and effect, and will cause each Subsidiary to preserve, renew and keep in full force and effect their respective corporate existences and their respective rights, privileges and franchises necessary or desirable in the normal conduct of business.

                  SECTION 5.04. MAINTENANCE OF PROPERTY; INSURANCE. (a) The Company will keep, and will cause each Subsidiary to keep, all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted.

                  (b) The Company will maintain, and will cause each Subsidiary to maintain, (i) physical damage insurance on all real and personal property on an all risks basis (including the perils of flood and quake), covering the repair and replacement cost of all such property and consequential loss coverage for business interruption and extra expense, covering such risks, for amounts not less than those, and with deductible amounts not greater than those, set forth in Part I of Schedule 5.04, (ii) public liability insurance (including products/completed operations liability coverage) covering such risks, for amounts not less than those, and with deductible amounts not greater than those, set forth in Part II of Schedule 5.04 and (iii) such other insurance coverage in such amounts and with respect to such risks as the Required Lenders may reasonably request. All such insurance shall be provided by insurers having an A.M. Best policyholders rating of not less than B+ or such other insurers as the Required Lenders may approve in writing.

                  (c) On or prior to the Closing Date, the Company shall cause the Agent to be named as an additional insured or loss payee, as applicable, on each insurance policy required to be maintained by it pursuant to this Section
5.04. The Company will deliver to the Lenders (i) on the Closing Date, a certificate from the Company's insurance broker dated such date showing the amount of coverage as of such date, and certifying that, in the opinion of such broker, such amounts are reasonable and customary for companies of established repute engaged in the same or a similar business, that such policies will include effective waivers (whether under the terms of any such policy or otherwise) by the insurer of all claims for insurance premiums against all loss payees and additional insureds and all rights of subrogation against all loss payees and additional insureds, and that if all or any part of such policy is canceled, terminated or expires, the insurer will forthwith give notice thereof to each additional insured and loss payee and that no cancellation, reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by each additional insured and loss payee of written notice thereof, (ii) upon the request of the Agent from time to time full information as to the insurance carried, (iii) within five days of receipt of notice from any insurer, a copy of any notice of cancellation, nonrenewal or material change in coverage from that existing on the date of this Agreement and
(iv) forthwith, notice of any cancellation or nonrenewal of coverage by the Company.

                  (d) The Company hereby appoints the Agent as its attorney-in-fact to make proof of loss, claim for insurance and adjustments with insurers, and to execute or endorse all documents, checks or drafts in connection with payments under Property Insurance Policies.

                  SECTION 5.05. COMPLIANCE WITH LAWS. The Company will comply, and cause each Subsidiary to comply, in all material respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including Environmental Laws and ERISA and the rules and regulations thereunder).

                  SECTION 5.06. INSPECTION OF PROPERTY, BOOKS AND RECORDS. The Company will keep and will cause each Subsidiary to keep, proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities; and will permit, and will cause each of its Subsidiaries to permit, representatives of any Lender at such Lender's expense to visit and inspect any of their respective properties, to examine and make abstracts or copies from any of their respective books and records, to conduct a collateral audit and analysis of their respective inventories and accounts receivable and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants, all at such reasonable times and as often as may reasonably be desired.

                  SECTION 5.07. USE OF PROCEEDS. The proceeds of Working Capital Loans shall be used by the Company solely for working capital needs of the Company and its Subsidiaries. The proceeds of Acquisition Loans shall be used by the Company solely to fund Acquisitions consented to by the Agent and the Required Lenders in their sole good faith discretion. The proceeds of the Letter of Credit shall be used solely for purposes for which Acquisition Loans may be obtained hereunder. None of the proceeds of any Loan or Letter of Credit will be used in violation of any applicable law or regulation.

                  SECTION 5.08. FURTHER ASSURANCES. The Company will, and will cause each Subsidiary to, at its own cost and expense, cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances (x) as may from time to time be necessary or as the Required Lenders may from time to time reasonably request in order to carry out the intent and purposes of the Financing Documents and the transactions contemplated thereby, including all such actions to establish, preserve, protect and perfect the estate, right, title and interest of the Lenders to the Collateral (including Collateral acquired after the date hereof), including first priority Liens thereon, subject only to Permitted Liens and (y) as the Required Lenders may from time to time reasonably request, to establish, preserve, protect and perfect first priority Liens in favor of the Lenders on any and all assets of the Company and the Subsidiaries, now owned or hereafter acquired, that are not Collateral on the date hereof. The Company shall promptly give notice to the Agent of the acquisition after the Closing Date by the Company of any real property (including leaseholds in respect of real property), trademark, copyright or patent.

                  SECTION 5.09. BOARD MEETINGS. The Company will notify the Agent of all meetings and actions by written consent of the board of directors of the Company and each committee thereof at the same time and in the same manner as notice of any meeting of such board or committee (if any) is required to be given to its directors who do not waive such notice (or, if such action requires no notice, then 10 days written notice thereof describing the matters upon which action is to be taken). The Lenders shall have the right to send two representatives selected by them to each such meeting, who shall be permitted to attend such meeting and any adjournments thereof (other than any portion of such meeting devoted to discussion of the Lenders solely in their respective capacities as holders of the Notes).

                  SECTION 5.10. LENDERS' MEETINGS. Within 10 days following any request therefore by the Agent, the Company will conduct a meeting of the Lenders to discuss the results of any prior fiscal period and the financial condition of the Company at which shall be present the chief executive officer and the chief financial officer of the Company and such other officers of the Company as the Company's chief executive officer shall designate. Such meetings shall be held at a time and place convenient to the Lenders and the Company.

                  SECTION 5.11. ADDITIONAL SUBSIDIARIES. Promptly after the creation or acquisition of any Subsidiary by the Company or any of its Subsidiaries, the Company shall execute and deliver or cause to be executed and delivered, (i) a Subsidiary Guaranty Agreement and a Subsidiary Security Agreement from such Subsidiary, (ii) a pledge of all of the capital stock of such Subsidiary pursuant to a Pledge Agreement from the parent of such Subsidiary, and (iii) such other related stock powers, financing statements, opinions of counsel and other documents as the Agent may request, all in form and substance reasonably satisfactory to the Agent.

                  SECTION 5.12. HAZARDOUS MATERIALS; REMEDIATION. The Company will (i) promptly give notice to the Lenders in writing of any complaint, order, citation, notice or other written communication from any Person with respect to, or if the Company becomes aware of, (x) the existence or alleged existence of a material violation of any applicable Environmental Law or the incurrence of any material liability, obligation, loss, damage, cost, expense, fine, penalty or sanction or the requirement to commence any material remedial action resulting from or in connection with any air emission, water discharge, noise emission, Hazardous Material or any other environmental, health or safety matter at, upon, under or within any of the properties now or previously owned, leased or operated by it or any Subsidiary or due to operations or activities of it or the operations or activities of any Subsidiary of the Company, or any other Person on or in connection with any such property or any part thereof or (y) any release on any of such properties of Hazardous Materials in a quantity that is reportable under any applicable Environmental Law; (ii) promptly comply and cause each Restricted Subsidiary to comply with any governmental requirements requiring the removal, treatment or disposal of such Hazardous Materials or Hazardous Materials Contamination and provide evidence satisfactory to the Required Lenders of such compliance; and (iii) provide the Lenders, within 30 days after demand therefor by the Required Lenders, with a bond, letter of credit or similar financial assurance evidencing to the satisfaction of the Required Lenders that sufficient funds are available to pay the cost of removing, treating and disposing of such Hazardous Materials or Hazardous Materials Contamination and discharging any assessment which may be established on any such property as a result thereof.

                  SECTION 5.13. LANDLORD AND WAREHOUSEMAN WAIVERS. The Company shall use its reasonable best efforts to deliver to the Agent waivers of contractual and statutory landlord's, landlord's mortgagee's and warehouseman's Liens in form and substance satisfactory to the Agent under each existing lease, warehouse agreement or similar agreement to which the company or any Subsidiary is a party; provided that the Company will use its reasonable best efforts to assure that such waivers will be incorporated when the existing lease, warehouse agreement or similar agreement is amended, renewed or extended and the Company will use its reasonable best efforts to obtain waivers of both contractual and statutory landlord's, landlord's mortgagee's and warehouseman's Liens in form and substance satisfactory to the Agent in connection with each new lease, warehouse agreement or similar agreement entered into by the Company or any Subsidiary. Without limiting the obligations of the Company under this Section 5.13, it is understood and agreed that any Inventory that is subject to a landlord's, landlord's mortgagee's or warehouseman's Lien or any other Lien not created by the Security Documents shall not be included in Eligible Inventory.

                  SECTION 5.14. COLLATERAL REPORTS. The Company shall keep accurate and complete records of its accounts receivable in at least so much detail as to enable the Company to provide the Receivables Reports and other information described in Section 5.01.

                  SECTION 5.15. COLLECTIONS; RIGHT TO NOTIFY ACCOUNT DEBTORS. At any time following the occurrence of an Event of Default and during the continuance thereof, in addition to the Lenders' rights under the Security Documents, the Company hereby authorizes the Agent, at any time, to (i) notify any or all account debtors that the accounts receivable of the Company and its Subsidiaries have been assigned to the Agent and that the Agent has a security interest therein and (ii) direct such account debtors to make all payments due from them to the Company or any Subsidiary upon such accounts receivable directly to the Agent or to a lockbox designated by the Agent. The Agent shall promptly furnish the Company with a copy of any such notice sent. Any such notice, in the Agent's sole discretion, may be sent on the Company's stationery, in which event the Company shall, if requested by the Agent, co-sign such notice with the Agent.

                  SECTION 5.16. ENFORCEMENT OF COVENANTS NOT TO COMPETE. The Company and each Subsidiary shall preserve, protect and defend, to the extent permitted by applicable law and to the extent commercially reasonable, all of its rights, if any, with respect to any covenant not to compete contained in any of the material contracts of such Person or contained in any employment agreement with any employee whose annual salary and other compensation payable by the Company or any Subsidiary is $100,000 or more.

                  SECTION 5.17. HEDGING FACILITIES. The Company will maintain in full force and effect its existing interest rate cap agreement with NationsBank, N.A. and, upon the expiration thereof, the Company will, at its sole cost and expense, enter into and thereafter maintain in full force and effect interest rate cap agreements in such amounts and on such terms as shall reasonably be requested by the Required Lenders.

                  SECTION 5.18. MORTGAGES ON REAL PROPERTY; TITLE INSURANCE AND SURVEY. Within sixty (60) days after the acquisition of any real property by the Company or any of its Subsidiaries, the Company will furnish the Agent with a Mortgage covering each parcel of real property acquired by the Company or any Subsidiary (the "REAL PROPERTY"), together with an ALTA extended coverage lender's policy of title insurance in a policy amount equal to 100% of the greater of (i) purchase price of such acquired property (including any liabilities assumed in connection with the acquisition) or (ii) the fair market value of such property, insuring such Mortgage as a valid, enforceable first Lien on the Company's interest in the Real Property covered thereby, subject only to Permitted Liens and to such other exceptions as are satisfactory to the Agent, together with an ALTA survey with respect to each parcel of the Real Property acquired, in form and substance reasonably satisfactory to the Agent, and legible copies of all documents affecting title, which shall show all recording information. The policy, including each of the exceptions to coverage contained therein, shall be subject to the approval of the Agent, and shall be issued by a title company acceptable to the Agent. Attached to the policy shall be any and all endorsements reasonably required by the Agent, including (a) a comprehensive endorsement (ALTA 100 or equivalent) covering restrictions and other matters, (b) a broad form zoning endorsement, which specifically ensures that applicable parking requirements, if any, have been satisfied, (c) an endorsement ensuring that the lien of each Mortgage is valid against any applicable usury laws or other laws prohibiting the charging of interest on interest in the state(s) where such Real Property is located, (d) an endorsement ensuring that the Real Property has access to a dedicated public street, (e) a revolving credit endorsement, (f) a contiguity endorsement, (g) a survey and "same as" endorsement and (h) an endorsement deleting the so-called "doing business" exclusion.


                                   ARTICLE VI

                               NEGATIVE COVENANTS

                  The Company agrees that, so long as any Lender has any Commitment hereunder or any amount payable under any Note remains unpaid:

                  SECTION 6.01. DEBT. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume, guarantee or otherwise become or remain directly or indirectly liable with respect to, any Debt, except for:

                  (a) Debt of the Company outstanding on the date of this Agreement as set forth in Schedule 6.01;

                  (b) Debt of the Company under the Financing Documents;

                  (c) Debt of the Company or any Subsidiary incurred or assumed for the purpose of financing all or any part of the cost of acquiring any fixed asset (including through Capital Leases), in an aggregate principal amount at any time outstanding not greater than $1,000,000;

                  (d) Debt of the Company or any Subsidiary to a wholly-owned Subsidiary of the Company, or of any Subsidiary of the Company to the Company;

                  (e) Debt in respect of the Hedging Facilities required pursuant to Section 5.17;

                  (f) other Debt of the Company or any Subsidiary in an aggregate principal amount at any time outstanding not greater than $250,000; and

                  (g) extensions, refinancings, replacements and renewals of any of the foregoing Debt described in clauses (a) or (c) of this Section 6.01, provided that the principal amount thereof is not increased and such extension, refinancing, replacement or renewal does not impose more burdensome terms upon the Company or any Subsidiary, as the case may be, than the Debt being extended, refinanced, replaced or renewed.

                  SECTION 6.02.  NEGATIVE PLEDGE.

                  (a) Neither the Company nor any Subsidiary will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except:

                  (i) any Lien on any asset securing Debt permitted under
         Section 6.01(c) incurred or assumed for the purpose of financing all or any part of the cost of acquiring such asset, provided that such Lien attaches to such asset concurrently with or within 90 days after the acquisition thereof;

                  (ii) Liens listed on Schedule 6.02 and existing on the date of this Agreement securing Debt outstanding on such date permitted by
         Section 6.01(a) and specified on Schedule 6.02;

                  (iii) Liens on property existing at the time such property was acquired pursuant to an Acquisition and consented to by the Agent and the Required Lenders;

                  (iv) Liens arising in the ordinary course of its business which (A) do not secure Debt, (B) do not secure any single obligation in an amount exceeding $50,000 or which in the aggregate do not secure obligations in excess $200,000 and (C) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business; and

                  (v) Liens created by the Security Documents.

                  (b) Other Negative Pledges. Neither the Company nor any Subsidiary will enter into any agreement or contract which restricts the Company or such Subsidiary from granting a Lien on any of such Person's assets.

                  SECTION 6.03. CAPITAL STOCK. No Subsidiary shall issue any shares of capital stock except shares of capital stock issued by any Subsidiary to the Company or a wholly-owned Subsidiary.

                  SECTION 6.04. RESTRICTED PAYMENTS. The Company will not, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Payment.

                  SECTION 6.05. ERISA. The Company will not, nor will it permit any Subsidiary to:

         (a) engage in any transaction in connection with which the Company or any Subsidiary could be subject to any material liability arising from either a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by
Section 4975 of the Code;

         (b) terminate any Plan in a manner, or take any other action, which could result in any material liability of any member of the ERISA Group to the PBGC;

         (c) fail to make full payment when due of all amounts which, under the provisions of any Plan, it is required to pay as contributions thereto, or permit to exist any accumulated funding deficiency, whether or not waived, with respect to any Plan;

         (d) permit the present value of all benefit liabilities under all Plans to exceed the fair market value of the assets of such Plans; or

         (e) fail to make any payments to any Multiemployer Plan that it may be required to make under any agreement relating to such Multiemployer Plan or any law pertaining thereto.

                  SECTION 6.06. CONSOLIDATIONS, MERGERS AND SALES OF ASSETS. The Company will not and will not permit any Subsidiary to consolidate or merge with or into any other Person, or sell, lease or otherwise transfer, directly or indirectly, any of its assets, other than (w) sales of inventory in the ordinary course of business, (x) dispositions of Temporary Cash Investments, (y) mergers or consolidations of any Subsidiary with the Company (provided that the Company shall be the surviving corporation therefrom) or any other Subsidiary, and (z) dispositions for cash or fair value of assets that the board of directors of the Company determines in good faith are no longer used or useful in the business of the Company or such Subsidiary, provided that immediately after any such disposition, the aggregate fair market value of all such assets disposed of pursuant to this clause (z) after the date hereof does not exceed $1,000,000 and the aggregate fair market value of all such assets during the Fiscal Year in which such disposition is made does not exceed $250,000.

                  SECTION 6.07. PURCHASE OF ASSETS, INVESTMENTS. The Company will not, and will not permit any Subsidiary to, acquire any assets other than in the ordinary course of business, or make, acquire or own any Investment in any Person other than (a) Temporary Cash Investments, (b) Investments in Subsidiaries, (c) purchases of real estate for use and occupancy by the Company and its Subsidiaries, and (d) Acquisitions approved by the Agent and the Required Lenders in their sole good faith discretion. Without limiting the generality of the foregoing, the Company will not, and will not permit any Subsidiary to, (i) acquire or create any Subsidiary without the consent of the Required Lenders (which may be given or withheld in their sole good faith discretion) and arrangements satisfactory to the Required Lenders for (x) a pledge of the stock of such Subsidiary to the Agent for the benefit of the Lenders, (y) a guaranty by such Subsidiary of the obligations of the Company hereunder and (z) a grant of a Lien on all of the assets of such Subsidiary to the Agent for the benefit of the Lenders to secure such guaranty or (ii) engage in any joint venture or partnership with any other Person.

                  SECTION 6.08. TRANSACTIONS WITH AFFILIATES. The Company will not, and will not permit any Subsidiary to, directly or indirectly, enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or service or the rendering of any service) with, or for the benefit of, any Affiliate of the Company, any stockholder of the Company who directly or indirectly owns or controls, or whose family members directly or indirectly own or control 10% or more of the issued and outstanding shares of the Company (a "COMPANY AFFILIATED PERSON") or any affiliate or family member of any such stockholder, except upon terms not less favorable to the Company or any Subsidiary than if the relationship of Affiliate or stockholder did not exist.

                  SECTION 6.09. [RESERVED].

                  SECTION 6.10. FISCAL YEAR. The Company shall not change its fiscal year from a fiscal year ending December 31.

                  SECTION 6.11. MANAGEMENT COMPENSATION. The Company shall not, and shall not permit any Subsidiary to, directly or indirectly, pay or become obligated to pay, any compensation for services in any form to or for the account of any Management Stockholder, except (i) the compensation provided for in the Employment Agreements entered into by the Company with Marshall B. Hunt and William E. Peterson, Jr., each dated April 3, 1998 (collectively, the "EMPLOYMENT AGREEMENTS") and (ii) such increases in compensation as may hereafter be approved by the Board of Directors of the Company from time to time, such increases not to exceed in the aggregate (on an annual basis) 50% of the total annual compensation payable to the Management Stockholders under the Employment Agreements as of the Closing Date.

                  SECTION 6.12. LEASE PAYMENTS. The Company will not, and will not permit any Subsidiary to, incur or assume (whether pursuant to a Guarantee or otherwise) any liability for rental payments under a lease with a lease term (as defined in Financial Accounting Standards Board Statement No. 13, as in effect on the date hereof) of one year or more if, after giving effect thereto, the aggregate amount of minimum lease payments that the Company and its Consolidated Subsidiaries have so incurred or assumed will exceed, on a consolidated basis, $500,000 for any calendar year under any such leases (excluding Capital Leases).

                  SECTION 6.13. MINIMUM NET WORTH. At no time after the Closing Date, will the Company permit Consolidated Net Worth to be less than the amount of Consolidated Net Worth as of the Closing Date (after giving effect to the IPO), plus 75% of the positive amount of the consolidated net income of the Company and its Consolidated Subsidiaries for each complete month ended on or after such date, plus the amount of any increase in Consolidated Net Worth resulting from the issuance of stock, corporate reorganizations, recapitalizations or any similar event.

                  SECTION 6.14. CAPITAL EXPENDITURES. The aggregate amount of Capital Expenditures for any Fiscal Year shall not exceed 4% of Consolidated Revenue for such year; provided that the purchase price for the additional office condominium purchased by the Company in the 1998 Fiscal Year located at 4200 Northside Parkway, Atlanta, Georgia, in the amount of $472,000, shall be excluded for purposes of this Section 6.14.

                  SECTION 6.15. TOTAL DEBT SERVICE COVERAGE RATIO. The Company shall not permit the ratio on the last day of any fiscal quarter of (i) Consolidated Free Cash Flow to (ii) Total Debt Service, in each case for the twelve-month period then ended (or, in the case of any fiscal quarter ending prior to the first anniversary of the Initial Closing Date, for the period commencing on the Initial Closing Date and ending on the last day of such fiscal quarter) to be less than 1.25 to 1.0.

                  SECTION 6.16. LEVERAGE. At no time shall the ratio of (i) Consolidated Total Debt at such time to (ii) Adjusted EBITDA for the four consecutive fiscal quarters then most recently ended (considered as a single accounting period; provided that for the purposes of compliance on any date prior to the date that four complete fiscal quarters have elapsed since the Initial Closing Date, Adjusted EBITDA for the relevant period shall equal the sum of Adjusted EBITDA for each fiscal quarter completed since the Initial Closing Date, annualized), exceed 3.50 to 1.0.

                  SECTION 6.17. MINIMUM EBITDA. At no time during any period specified below arising after the Closing Date, shall EBITDA for the four consecutive fiscal quarters then most recently ended (or, in the case of any fiscal quarter ending prior to the first anniversary of the Initial Closing Date, for the period commencing on the Initial Closing Date and ending on the last day of such fiscal quarter), considered as a single accounting period, be less than the corresponding amount set forth below:

                Fiscal Quarter Ending                       Amount
                ---------------------                       ------
                3/31/98                                  $ 5,500,000
                6/30/98                                    7,000,000
                9/30/98                                    8,000,000
                12/31/98                                   9,000,000
                all times thereafter                      10,000,000

                  SECTION 6.18. INTEREST COVERAGE. The Company shall not permit the ratio, calculated on the last day of any fiscal quarter for the number of consecutive fiscal quarters then most recently ended since the Initial Closing Date (considered as a single accounting period, but not to exceed four quarters), of (i) Consolidated Free Cash Flow to (ii) the aggregate interest charges incurred by the Company and its Consolidated Subsidiaries for such period, whether expensed or capitalized, including the portion of any obligation under Capital Leases allocable to interest expenses in accordance with GAAP and the portion of any debt discount or premium (but not expenses of issuance) that shall be amortized in such period, to be less than 3.0 to 1.0.

                  SECTION 6.19. DEBT TO CAPITALIZATION. The ratio at any time of
(i) Consolidated Total Debt to (ii) Consolidated Capitalization shall not exceed 60%.

                  SECTION 6.20. TRANSITION RULES. In delivering pro forma covenant calculations for or including any entity that is the target of an acquisition (whether such information is required pursuant to Section 3.02 or otherwise) or when including an acquisition target that has not been under management by the Company or one of its Subsidiaries for an entire fiscal quarter in calculating financial covenant compliance, the Company shall use the actual EBITDA for the target over the relevant period, as if such target had been a Subsidiary of the Company during such period. In calculating compliance with Sections 6.16 and 6.17, to the extent such target has been under management by the Company or one of its Subsidiaries for one or more entire fiscal quarters but less than one year, the Company shall calculate EBITDA and net revenues with respect to the target based on the annualized actual performance of the target during the most recently ended number of complete quarters that such target has been under management of the Company or one of its Subsidiaries.

                                   ARTICLE VII

                                EVENTS OF DEFAULT

                  SECTION 7.01. EVENTS OF DEFAULT. If any one or more of the following events (each an "EVENT OF DEFAULT") shall occur and be continuing for any reason whatsoever (whether voluntary or involuntary, by operation of law or otherwise):

                  (a) the Company shall fail to pay any principal, interest or premium on any Note or any fees payable hereunder when due, or any other amount payable hereunder within five Business Days of when due;

                  (b) the Company or any Subsidiary shall fail to observe or perform any covenant contained in Article VI hereof, or Section 5 or Sections 4(a), (e) or (i) of the Security Agreement or shall fail to perform any covenant contained in Section 3(b) of the Pledge Agreement;

                  (c) the Company or any Subsidiary shall fail to observe or perform any covenant or agreement contained in the Financing Documents (other than those covered by clause (a) or (b) above) for 15 days after notice thereof has been given to the Company by the Agent;

                  (d) any representation, warranty, certification or statement made by the Company or any Subsidiary in any Financing Document or in any certificate, financial statement or other document delivered pursuant to the Financing Documents shall prove to have been incorrect in any respect (or in any material respect if such representation, warranty, certification or statement is not by its terms already qualified as to materiality) when made (or deemed made);

                  (e) the Company or any Subsidiary shall fail to make any payment in respect of any Debt (other than the Notes) that singly, or that when aggregated with all other Debt with respect to which such Person has failed to make a payment, has an aggregate outstanding principal amount of $250,000 or greater;

                  (f) any event or condition shall occur that (i) results in the acceleration of the maturity of any Debt (other than the Notes) of the Company or any Subsidiary that singly, or when aggregated with all other Debt of any such Person with respect to which such an event or condition shall have occurred, has an aggregate outstanding principal amount of $250,000 or greater, or (ii) enables (or, with the giving of notice or lapse of time or both, would enable) the holder of such Debt or any Person acting on such holder's behalf to accelerate the maturity thereof, or (iii) results in a violation of, or a default under, any provision of the certificate of incorporation of the Company or any Subsidiary;

                  (g) the Company or any Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidation, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

                  (h) an involuntary case or other proceeding shall be commenced against the Company or any Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 90 days; or an order for relief shall be entered against the Company or any Subsidiary under the federal bankruptcy laws as now or hereafter in effect;

                  (i) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $250,000 which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group to incur a current payment obligation in excess of $250,000;

                  (j) a judgment or order for the payment of money in excess of $250,000 shall be rendered against the Company or any Subsidiary and such judgment or order shall continue unsatisfied and unstayed for a period of 10 days or the staying of such judgment or order shall require the posting of a bond in excess of $250,000.

                  (k) except as the result of any transfer made pursuant to the Company Pledge Agreement, the Company shall cease to be the record and beneficial owner of 100% of the issued and outstanding capital stock of any Subsidiary; any person or group of persons (within the meaning of Rule 13d-3 promulgated by the Securities and Exchanges Commission under the Securities Exchange Act of 1934, as amended), other than Management Stockholders or their immediate family members or investment trusts or partnerships formed for the benefit of the Management Stockholders and their immediate family members, shall have acquired beneficial ownership (within the meaning of such Rule 13d-3) of more than 25% of the Common Stock; or Marshall B. Hunt shall cease to be chief executive officer of the Company or William E. Peterson, Jr. shall cease to be president of the Company and, in either case, a successor shall not have been appointed by the Company and approved by the Required Lenders within 90 days thereafter, which approval shall not be unreasonably withheld; or Marshall B. Hunt shall cease to be a director of the Company and a successor shall not have been appointed by the Company and approved by the Required Lenders within 90 days thereafter, which approval shall not be unreasonably withheld;

                  (l) any auditor's report or reports on the audited statements delivered pursuant to Section 5.01 shall include any material qualification (including with respect to the scope of audit) or exception (including without limitation any adverse statement as to the ability of the Company to continue as a going concern);

                  (m) the Lien created by any of the Security Documents shall at any time fail to constitute a valid and perfected Lien on all of the Collateral purported to be secured thereby, subject to no prior or equal Lien except Permitted Liens, or the Company or any of its Subsidiaries shall so assert in writing;

                  (n) the Company or any Subsidiary of shall be prohibited or otherwise materially restrained from conducting the business theretofore conducted by it by virtue of any determination, ruling, decision, decree or order of any court or regulatory authority of competent jurisdiction and such determination, ruling, decision, decree or order remains unstayed and in effect for any period of 10 days beyond any period for which any business interruption insurance policy shall provide full coverage of any losses and lost profits; or

                  (o) any of the Financing Documents shall for any reason fail to constitute the valid and binding agreement of any party thereto, or any such party shall so assert in writing.

then, and in every such event and at any time thereafter during the continuance of such event, the Agent shall if requested by the Required Lenders, (i) by notice to the Company terminate the Commitments and they shall thereupon terminate, (ii) by notice to the Company declare the Notes (together with accrued interest thereon) and all other obligations of the Company hereunder and under the other Financing Documents to be, and the Notes and such other obligations shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company and/or (iii) exercise any rights or remedies provided herein, under any other Financing Document, or otherwise; provided that in the case of any of the Events of Default specified in clause (g) or (n) above with respect to the Company, without any notice to the Company or any other act by the Agent or the Lenders, the Commitments shall thereupon terminate and all of the Notes (together with accrued interest thereon) and all other obligations of the Company under the other Financing Documents shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company.

                  SECTION 7.02. CASH COLLATERAL. If any Event of Default specified in clause (g) or (h) of Section 7.01 with respect to the Company shall have occurred and be continuing or the Loans shall have otherwise been accelerated pursuant to Section 7.01, then without any request or the taking of any other action by the Agent or any of the Lenders, the Company shall be obligated forthwith to deposit into an account established pursuant to lockbox arrangements satisfactory to the Agent in its sole discretion an amount in immediately available funds equal to the then aggregate amount available for drawings (regardless of whether any conditions to any such drawing can then be met) under the Letters of Credit then outstanding.

                                  ARTICLE VIII

                         FEES, EXPENSES AND INDEMNITIES;
                     GENERAL PROVISIONS RELATING TO PAYMENTS

                  SECTION 8.01. FEES. (a) Closing Fees. On the Closing Date, the Company shall pay to each Lender a fee in an amount equal to 1.25% of the sum of such Lender's Revolving Credit Commitment (less, in the case of NationsCredit, the amount of its Commitment under (and as defined in) the Prior Credit Agreement).

                  (b) Administrative Fees. On the Closing Date and on each anniversary thereof, the Company shall pay to the Agent an administrative fee in the amount of $30,000 per annum.

                  (c) Unused Commitment Fee. During the period from the Closing Date through the date on which the Revolving Credit Commitments are terminated, the Company shall pay to each Lender a fee at the rate of .375% per annum on the daily average amount by which the amount of such Lender's Revolving Credit Commitment exceeds the aggregate outstanding principal amount of its Loans and Letter of Credit Liabilities. Accrued fees under this Section shall be payable quarterly in arrears on each Quarterly Date prior to the date on which the Revolving Credit Commitments are terminated and on the date of such termination.

                  (d) Letter of Credit Fee. The Company agrees to pay to each Lender a letter of credit fee with respect to each Letter of Credit, computed for each day from and including the date of issuance of such Letter of Credit to but excluding the date that is two Business Days after the last day a drawing is available under such Letter of Credit, at a rate of 2.00% per annum on its Proportionate Share of the sum of (i) the aggregate amount of the Letter of Credit that is undrawn but available for drawing from time to time (whether or not any conditions to drawing can then be met) plus (ii) the aggregate unreimbursed amount payable to the LC Issuer in respect of previous drawings thereunder; provided that to the extent such Letter of Credit is not drawn on or before the last day a drawing is available under such Letter of Credit, such letter of credit fee shall cease to accrue on the such last day. Such fee for each Letter of Credit shall be payable in arrears on each Quarterly Date prior to the date on which such Letter of Credit is terminated and on the date of such termination.

                  SECTION 8.02. COMPUTATION OF INTEREST AND FEES. Commitment fees pursuant to Section 8.01(c), letter of credit fees pursuant to Section 8.01(d) and all interest hereunder and under the Notes shall be calculated on the basis of a 360-day year for the actual number of days elapsed.

                  SECTION 8.03. GENERAL PROVISIONS REGARDING PAYMENTS. All payments (including prepayments) to be made by the Company under any Financing Document, including payments of principal of and premium and interest on the Notes, fees, expenses and indemnities, shall be made without set-off or counterclaim and in immediately available funds. If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. The Company shall make all payments in immediately available funds to each Lender's Payment Account before 11:00 A.M. (New York City time) on the date when due. Each payment (including prepayments) by the Company on account of principal of and interest on any Loans shall be made pro rata according to the respective outstanding principal amounts of such Class of Loans held by each Lender. All amounts payable by the Company hereunder or under any other Financing Document not paid when due shall bear interest, payable on demand, at the Default Rate.

                  SECTION 8.04. EXPENSES. Whether or not the transactions contemplated hereby shall be consummated, the Company agrees to pay on demand
(i) all reasonable costs and expenses of preparation of this Agreement and the other Financing Documents and of the Company's performance of and compliance with all agreements and conditions contained herein and therein, (ii) the reasonable fees, expenses and disbursements of counsel (including the reasonable allocation of the compensation, costs and expenses of in-house counsel, based upon time spent) to, and independent appraisers and consultants retained by, the Lenders in connection with the negotiation, preparation, execution and administration of this Agreement, the other

Financing Documents and any amendments hereto or thereto and waivers hereof and thereof, (iii) all costs and expenses of creating, perfecting and maintaining Liens pursuant to the Financing Documents, including filing and recording fees and expenses, the costs of any bonds required to be posted in respect of future filing and recording fees and expenses, title investigations and fees and expenses of such local counsel as the Agent shall request, (iv) the reasonable fees, expenses and disbursements of independent accountants or other experts retained by the Agent in connection with not more than two accounting and collateral audits or reviews of the Company and its affairs during any calendar year and (v) if an Event of Default occurs, all out-of-pocket expenses incurred by the Agent and each Lender, including reasonable fees and disbursements of counsel (including the reasonable allocation of the compensation, costs and expenses of in-house counsel, based upon time spent), in connection with such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom.

                  SECTION 8.05. INDEMNITY. Whether or not the transactions contemplated hereby shall be consummated, the Company agrees to indemnify, pay and hold harmless the Agent, the LC Issuer and each Lender and any subsequent holder of any of the Notes and the officers, directors, employees and agents of the Agent, the LC Issuer, each Lender and such holders (collectively called the "INDEMNITEES") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for such Indemnitee) in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitee shall be designated a party thereto and including any such proceeding initiated by or on behalf of a Credit Party, and the expenses of investigation by engineers, environmental consultants and similar technical personnel and any commission, fee or compensation claimed by any broker (other than any broker retained by NationsCredit) asserting any right to payment for the transactions contemplated hereby, which may be imposed on, incurred by or asserted against such Indemnitee as a result of or in connection with the transactions contemplated hereby or by the Financing Documents or as a result of or in connection with the IPO (including (i)(A) as a direct or indirect result of the presence on or under, or escape, seepage, leakage, spillage, discharge, emission or release from, any property now or previously owned, leased or operated by the Company or any of its Subsidiaries of any Hazardous Materials or any Hazardous Materials Contamination, (B) arising out of or relating to the offsite disposal of any materials generated or present on any such property or (C) arising out of or resulting from the environmental condition of any such property or the applicability of any governmental requirements relating to Hazardous Materials, whether or not occasioned wholly or in part by any condition, accident or event caused by any act or omission of the Company or any of its Subsidiaries, (ii) proposed and actual extensions of credit under this Agreement, and (iii) any misstatement or omission contained in the Disclosure Documents), or the use or intended use of the proceeds of the Notes and the Letters of Credit, except that the Company shall have no obligation hereunder to an Indemnitee with respect to any liability resulting from the gross negligence or willful misconduct of such Indemnitee. To the extent that the undertaking set forth in the immediately preceding sentence may be unenforceable, the Company shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all such indemnified liabilities incurred by the Indemnitees or any of them.

Without limiting the generality of any provision of this Section, to the fullest extent permitted by law, the Company hereby waives all rights for contribution or any other rights of recovery with respect to liabilities, losses, damages, costs and expenses arising under or relating to Environmental Laws that it might have by statute or otherwise against any Indemnitee.

                  SECTION 8.06. TAXES. The Company agrees to pay all governmental assessments, charges or taxes (except income or other similar taxes imposed on any Lender or any holder of a Note), including any interest or penalties thereon, at any time payable or ruled to be payable in respect of the existence, execution or delivery of this Agreement, the other Financing Documents, or the issuance of the Notes or the Letters of Credit, and to indemnify and hold each Lender, the LC Issuer and each and every holder of the Notes harmless against liability in connection with any such assessments, charges or taxes.

                  SECTION 8.07. FUNDING LOSSES. If the Company fails to borrow any Revolving Credit Loans after notice has been given to any Lender in accordance with Section 2.04 or make any payment when due (including pursuant to a notice of optional prepayment), the Company shall reimburse each Lender within 15 days after demand for any resulting loss or expense incurred by it (or by an existing or prospective participant in the related Loan), including any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment or failure to borrow; provided that such Lender shall have delivered to the Company a certificate as to the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error.

                  SECTION 8.08. MAXIMUM INTEREST. (a) In no event shall the interest charged with respect to the Notes or any other obligations of the Company under the Financing Documents exceed the maximum amount permitted under the laws of the State of Georgia or of any other applicable jurisdiction.

                  (b) Notwithstanding anything to the contrary herein or elsewhere, if at any time the rate of interest payable for the account of any Lender hereunder or under any Note or other Financing Document (the "STATED RATE") would exceed the highest rate of interest permitted under any applicable law to be charged by such Lender (the "MAXIMUM LAWFUL RATE"), then for so long as the Maximum Lawful Rate would be so exceeded, the rate of interest payable for the account of such Lender shall be equal to the Maximum Lawful Rate; provided, that if at any time thereafter the Stated Rate is less than the Maximum Lawful Rate, the Company shall, to the extent permitted by law, continue to pay interest for the account of such Lender at the Maximum Lawful Rate until such time as the total interest received by such Lender is equal to the total interest which such Lender would have received had the Stated Rate been (but for the operation of this provision) the interest rate payable. Thereafter, the interest rate payable for the account of such Lender shall be the Stated Rate unless and until the Stated Rate again would exceed the Maximum Lawful Rate, in which event this provision shall again apply.

                  (c) In no event shall the total interest received by any Lender exceed the amount which such Lender could lawfully have received had the interest been calculated for the full term hereof at the Maximum Lawful Rate with respect to such Lender.

                  (d) In computing interest payable with reference to the Maximum Lawful Rate applicable to any Lender, such interest shall be calculated at a daily rate equal to the Maximum Lawful Rate divided by the number of days in the year in which such calculation is made.

                  (e) If any Lender has received interest hereunder in excess of the Maximum Lawful Rate with respect to such Lender, such excess amount shall be applied to the reduction of the principal balance of its Loans or to other amounts (other than interest) payable hereunder, and if no such principal or other amounts are then outstanding, such excess or part thereof remaining shall be paid to the Company.

                                   ARTICLE IX

                                    THE AGENT

                  SECTION 9.01. APPOINTMENT AND AUTHORIZATION. Each Lender irrevocably appoints and authorizes the Agent to enter into each of the Security Documents on its behalf and to take such action as agent on its behalf and to exercise such powers under the Financing Documents as are delegated to the Agent by the terms thereof, together with all such powers as are reasonably incidental thereto.

                  SECTION 9.02. AGENT AND AFFILIATES. NationsCredit shall have the same rights and powers under the Financing Documents as any other Lender and may exercise or refrain from exercising the same as though it were not the Agent, and NationsCredit and its affiliates may lend money to and generally engage in any kind of business with the Company or any Subsidiary or affiliate of the Company as if it were not the Agent hereunder.

                  SECTION 9.03. ACTION BY AGENT. The obligations of the Agent hereunder are only those expressly set forth herein and under the other Financing Documents. Without limiting the generality of the foregoing, the Agent shall not be required to take any action with respect to any Default, except as expressly provided in Article VII.

                  SECTION 9.04. CONSULTATION WITH EXPERTS. The Agent may consult with legal counsel (who may be counsel for the Company), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

                  SECTION 9.05. LIABILITY OF AGENT. Neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection with the Financing Documents (i) with the consent or at the request of the Required Lenders or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with any Financing Document or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of the Company; (iii) the satisfaction of any condition specified in
Article III, except receipt of items required to be delivered to the Agent; or
(iv) the validity, effectiveness, sufficiency or genuineness of any Financing Document or any other instrument or writing furnished in connection therewith. The Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex, facsimile transmission or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

                  SECTION 9.06. INDEMNIFICATION. Each Lender shall, ratably in accordance with its Revolving Credit Commitment (whether or not the Revolving Credit Commitments have been terminated), indemnify the Agent (to the extent not reimbursed by the Company) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from the Agent's gross negligence or willful misconduct) that the Agent may suffer or incur in connection with the Financing Documents or any action taken or omitted by the Agent hereunder or thereunder.

                  SECTION 9.07. CREDIT DECISION. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under the Financing Documents.

                  SECTION 9.08. SUCCESSOR AGENT. The Agent may resign at any time by giving written notice thereof to the Lenders and the Company. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent gives notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be an institution organized or licensed under the laws of the United States of America or of any State thereof. Upon the acceptance of its appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.

                                    ARTICLE X

                                  MISCELLANEOUS

                  SECTION 10.01. SURVIVAL. All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement and the other Financing Documents and the execution, sale and delivery of the Notes, Warrants and Warrant Shares. The indemnities and agreements set forth in Articles VIII and IX shall survive the payment of the Notes, the exercise, redemption or expiration of the Warrants and the termination of this Agreement.

                  SECTION 10.02. NO WAIVERS. No failure or delay by the Agent or any Lender in exercising any right, power or privilege under any Financing Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein and therein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                  SECTION 10.03. NOTICES. All notices, requests and other communications to any party hereunder shall be in writing (including prepaid overnight courier, telex, facsimile transmission or similar writing) and shall be given to such party at its address or telecopy or telex number set forth on the signature pages hereof (or, in the case of any such Lender who becomes a Lender after the date hereof, in a notice delivered to the Company and the Agent by the assignee Lender forthwith upon such assignment) or at such other address or telecopy or telex number as such party may hereafter specify for the purpose by notice to the Agent and the Company. Each such notice, request or other communication shall be effective (i) if given by telex or telecopy, when such telex or telecopy is transmitted to the telex or telecopy number specified in this Section and the appropriate answer back is received (in the case of telex) or telephonic confirmation of receipt thereof is obtained (in the case of telecopy) or (ii) if given by mail, prepaid overnight courier or any other means, when received at the address specified in this Section or when delivery at such address is refused.

                  SECTION 10.04. SEVERABILITY. In case any provision of or obligation under this Agreement or the Notes or any other Financing Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                  SECTION 10.05. AMENDMENTS AND WAIVERS. Any provision of this Agreement or the Notes may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Company and the Required Lenders (and, if the rights or duties of the Agent are affected thereby, by the Agent); provided that no such amendment or waiver shall, unless signed by all the Lenders, (i) increase or decrease any Commitment of any Lender (except for a ratable decrease in the Commitments of all Lenders) or subject any Lender to any additional obligation, (ii) reduce the principal of or rate of interest on any Loan or any fees hereunder, (iii) postpone the date fixed for any payment of principal of any Loan pursuant to Section 2.05, or of interest on any Loan or any fees hereunder or for any termination of any Commitment or (iv) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes which shall be required for the Lenders or any of them to take any action under this Section or any other provision of this Agreement.

                  SECTION 10.06. SUCCESSORS AND ASSIGNS; REGISTRATION. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (including any transferee of any Note), except that the Company may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all Lenders.

                  (b) The terms and provisions of this Agreement shall inure to the benefit of any transferee or assignee of any Note and, in the event of such transfer or assignment, the rights and privileges herein conferred upon the assigning Lender shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. Any assignment shall be for an equal percentage of each Class of such assignor Lender's Loans and its Revolving Credit Commitment, and any such assignee Lender shall, upon its registration in the Note Register referred to below, become a "Lender" for all purposes hereunder. Upon any such assignment, the assignor Lender shall be released from its Revolving Credit Commitment to the extent assigned to and assumed by the assignee Lender.

                  (c) Upon any assignment of any Note(s), the assigning Lender shall surrender its Note(s) to the Company for exchange or registration of transfer, and the Company will promptly execute and deliver in exchange therefor a new Note or Note(s) of the same tenor and registered in the name of the assignor Lender (if less than all of such Lender's Notes are assigned) and the name of the assignee Lender.

                  (d) The Company shall maintain a register (the "NOTE REGISTER") of the Lenders and all assignee Lenders that are the holders of all the Notes issued pursuant to this Agreement. The Company will allow any Lender to inspect and copy such list at the Company's principal place of business during normal business hours. Prior to the due presentment for registration of transfer of any Note, the Company may deem and treat the Person in whose name a
Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and premium and interest on such Note and for all other purposes whatsoever, and the Company shall not be affected by notice to the contrary.

                  (e) Each Lender (including any assignee Lender at the time of such assignment) represents that it (i) is acquiring its Notes solely for investment purposes and not with a view toward, or for sale in connection with, any distribution thereof, (ii) has received and reviewed such information as it deems necessary to evaluate the merits and risks of its investment in the Notes,
(iii) is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act and (iv) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Notes, including a complete loss of its investment.

                  (f) Each Lender understands that the Notes are being offered only in a transaction not involving any public offering within the meaning of the Securities Act, and that, if in the future such Lender decides to resell, pledge or otherwise transfer any of the Notes, such Notes may be resold, pledged or transferred only (i) to the Company, (ii) to a person who such Lender reasonably believes is a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such resale, pledge or transfer is being made in reliance on Rule 144A under the Securities Act or (iii) pursuant to an exemption from registration under the Securities Act.

                  (g) Each Lender understands that the Notes will, unless otherwise agreed by the Company and the holder thereof, bear a legend to the following effect:

         THIS SECURITY IS NOT BEING REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1) TO THE COMPANY, (2) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER THAT IS AWARE THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.

                  (h) If any Note becomes mutilated and is surrendered by the Lender with respect thereto to the Company, or if any Lender claims that any of its Notes has been lost, destroyed or wrongfully taken, the Company shall execute and deliver to such Lender a replacement Note, upon the affidavit of such Lender attesting to such loss, destruction or wrongful taking with respect to such Note and such lost, destroyed, mutilated, surrendered or wrongfully taken Note shall be deemed to be canceled for all purposes hereof. Such affidavit shall be accepted as satisfactory evidence of the loss, wrongful taking or destruction thereof and no indemnity shall be required as a condition of the execution and delivery of a replacement Note. Any costs and expenses of the Company in replacing any such Note shall be for the account of such Lender.

                  SECTION 10.07. COLLATERAL. Each of the Lenders represents to the Agent and each of the other Lenders that it in good faith is not relying upon any Margin Stock as collateral in the extension or maintenance of the credit provided for in this Agreement.

                  SECTION 10.08. HEADINGS. Headings and captions used in the Financing Documents (including the Exhibits and Schedules hereto and thereto) are included herein and therein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

                  SECTION 10.09. GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AGREEMENT AND EACH NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA. THE COMPANY HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF GEORGIA AND OF ANY GEORGIA STATE COURT SITTING IN ATLANTA FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.03. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

                  SECTION 10.10. NOTICE OF BREACH BY AGENT OR LENDER. The Company agrees to give the Agent and the Lenders notice of any action or inaction by the Agent or any Lender or any agent or attorney of the Agent or any Lender in connection with this Agreement or any other Financing Document or the obligations of the Company under this Agreement or any other Financing Document that may be actionable against the Agent or any Lender or any agent or attorney of the Agent or any Lender or a defense to payment of any obligations of the Company under this Agreement or any other Financing Document for any reason, including commission of a tort or violation of any contractual duty or duty implied by law. The Company agrees, to the fullest extent that it may lawfully do so, that unless such notice is given promptly (and in any event within ten
(10) days after the Company has knowledge, or with the exercise of reasonable diligence could have had knowledge, of any such action or inaction), the Company shall not assert, and the Company shall be deemed to have waived, any claim or defense arising therefrom to the extent that the Agent or any Lender could have mitigated such claim or defense after receipt of such notice.

                  SECTION 10.11. WAIVER OF JURY TRIAL. EACH OF THE COMPANY, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE FINANCING DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY AND TO THE FULLEST EXTENT

PERMITTED BY LAW WAIVES ANY RIGHTS THAT IT MAY HAVE TO CLAIM OR RECEIVE CONSEQUENTIAL OR SPECIAL DAMAGES IN CONNECTION WITH ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE FINANCING DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

                  SECTION 10.12. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement, the other Financing Documents, the Warrantholders Rights Agreement and the Warrants constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

                  SECTION 10.13. SPECIAL PROVISION RELATING TO THIS AMENDMENT AND RESTATEMENT.

                  (a) This Agreement shall amend and restate and replace that certain Credit Agreement, dated as of July 15, 1997, among the Company, the Lenders signatories thereto and the Agent, as amended by First Amendment to Credit Agreement, dated as of April 20, 1998, among the Company, the Lenders signatories thereto and the Agent (the "PRIOR CREDIT AGREEMENT"). This Agreement is not intended nor shall it be construed to be a novation or an accord and satisfaction of the Obligations or any other indebtedness, liabilities or obligations of the Company or its Subsidiaries under this Agreement or the other Financing Documents. References to the Prior Credit Agreement contained in any Financing Document shall be deemed to be a reference to such agreement as amended and restated hereby.

                  (b) The Company hereby acknowledges and agrees that the Company Security Agreement and the Company Pledge Agreement are and shall remain in full force and effect, and hereby ratifies, confirms and approves the Company Security Agreement and the Company Pledge Agreement and all of the terms and provisions thereof, and agrees that each of the Company Security Agreement and the Company Pledge Agreement constitutes the valid and binding obligation of the Company, enforceable by the Agent and the Lenders in accordance with its terms.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                    BORROWER:

                                    HORIZON MEDICAL PRODUCTS, INC.



                                    By:
                                       ---------------------------------------
                                         President


                                    Address:     Seven North Parkway Square
                                                 4200 Northside Parkway
                                                 Atlanta, Georgia  30327

                                    Attention:   President

                                    Telecopy No.: (404) 233-0171


                                    LENDERS:

                                    NATIONSCREDIT COMMERCIAL
                                    CORPORATION



                                    By:
                                       ---------------------------------------
                                         Authorized Signatory


                                    Address:     187 Danbury Road
                                                 Wilton, Connecticut  06897-4079

                                    Attention:   Horizon Medical Products, Inc.,
                                                 Account Officer

                                    Telecopy No.:   (203) 423-4102

                                    AGENT:

                                    NATIONSCREDIT COMMERCIAL
                                    CORPORATION



                                    By:
                                       ---------------------------------------
                                         Authorized Signatory


                                    Address:     187 Danbury Road
                                                 Wilton, Connecticut  06897-4079

                                    Attention:   Horizon Medical Products, Inc.,
                                                 Account Officer

                                    Telecopy No.:   (203) 423-4102

                                    Payment Account Information:

                                    First National Bank of Chicago
                                    Account No.:  52-56933
                                    ABA Routing No.: 071000013
                                    Account Name:  NationsCredit
                                          Commercial Corporation
                                    Ref.:  Horizon Medical Products, Inc.


                                    Company Account Information:

                                    Bank Name:  Columbus Bank and Trust
                                    Account No.: 22 33 800
                                    ABA Routing No.: 061100606
                                    Ref.:  Horizon Medical Products, Inc.

                              REVOLVING CREDIT NOTE


         THIS SECURITY IS NOT BEING REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1) TO THE COMPANY (AS DEFINED BELOW), (2) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER THAT IS AWARE THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.



                         HORIZON MEDICAL PRODUCTS, INC.


                              REVOLVING CREDIT NOTE


$50,000,000                                                         May 26, 1998


                  HORIZON MEDICAL PRODUCTS, INC., a Georgia corporation (the "COMPANY"), for value received, promises to pay NATIONSCREDIT COMMERCIAL CORPORATION (the "LENDER"), or registered assigns, the principal amount of Fifty Million Dollars ($50,000,000) or the aggregate outstanding principal amount of the Revolving Credit Loans made by the Lender, whichever is less, on such dates and in such amounts as set forth in Section 2.05 of the Credit Agreement referred to below and to pay interest on the aggregate unpaid principal amount hereof on such dates and at such rates set forth in Section 2.03 of the Credit Agreement referred to below.

                  This Note is one of the Revolving Credit Notes referred to in the Amended and Restated Credit Agreement dated as of May 26, 1998 (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Company, the lenders referred to therein and NationsCredit Commercial Corporation, as Agent. The Credit Agreement and the Security Documents referred to therein contain additional rights of the holder of, and the security for, this Note. Capitalized terms used but not defined herein have the meanings assigned thereto in the Credit Agreement.

                  If an Event of Default shall occur and be continuing, the unpaid balance of the principal of this Note together with all accrued but unpaid interest hereon may become or be declared forthwith due and payable in the manner and with the effect provided in the Credit Agreement.

                  Each holder hereof is authorized to endorse on the grid attached hereto, or on a continuation thereof, each Revolving Credit Loan made by the Lender and each payment and prepayment with respect thereto. Failure of the Lender or any holder hereof to make any such endorsement shall not affect the obligations of the Company hereunder or under the Credit Agreement.

                  This Note is issued in replacement and substitution for that certain Working Capital Note, dated July 15, 1997, and issued by Borrower in favor of Lender in the stated principal amount of $3,000,000 (the "PRIOR NOTE"). This Note is not intended nor shall it be construed to be a novation or an accord and satisfaction of the indebtedness evidenced by the Prior Note.

                  This Note also may and must be prepaid as provided in the Credit Agreement, together with any premiums set forth therein, under the circumstances therein described.

                  Payments of principal hereof and interest hereon shall be made in lawful money of the United States of America.

                  Presentment, demand, protest and notice of any kind are hereby waived by the undersigned.

                  This Note shall be governed by, and construed in accordance with, the laws of the State of Georgia in all respects, including all matters of construction, validity and performance, without regard to the choice of law provisions thereof.

                  IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the day and year first above written.

                                    HORIZON MEDICAL PRODUCTS,
                                    INC.



                                    By:
                                       -----------------------------------
                                       Title:
                                             -----------------------------

                       SCHEDULE A TO REVOLVING CREDIT NOTE

           WORKING CAPITAL     PRINCIPAL
           LOAN/ACQUISITION      AMOUNT      PAYMENT OF
 DATE           LOAN            OF LOAN       PRINCIPAL        NOTATION MADE

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                       EXHIBIT B

                         NOTICE OF REVOLVING CREDIT LOAN


                               -------------------


NationsCredit Commercial Corporation
201 Broad Street
One Canterbury Green
Stamford, Connecticut  06901

Ladies and Gentlemen:

                  The undersigned Borrower, HORIZON MEDICAL PRODUCTS, INC., refers to the Amended and Restated Credit Agreement, dated as of May 22, 1998 (the "CREDIT AGREEMENT"; the capitalized terms defined therein being used herein as therein defined), among the undersigned, certain lenders party thereto and NationsCredit Commercial Corporation, as agent for such lenders, and hereby gives you notice, irrevocably, pursuant to Section 2.04 of the Credit Agreement that the undersigned Borrower hereby requests a [Working Capital Loan] [Acquisition Loan] under the Credit Agreement, and in that connection sets forth below the information relating to such Loan as required by Section 2.04 of the Credit Agreement:

                  (i)   The date of the requested Loan shall be _______________;

                  (ii)  The amount of the requested Loan is $____________; and

                  (iii) The requested Loan is to be disbursed as set forth on Exhibit A attached hereto and incorporated herein by reference.

                  The undersigned Borrower hereby certifies that the conditions contained in Sections 3.01 and 3.03, and, if an Acquisition Loan, 3.02 of the Credit Agreement have been satisfied on the date hereof, and will continue to be satisfied on the date of the requested Loan, before and after giving effect thereto and to the application of the proceeds therefrom.

                                             Very truly yours,

                                             HORIZON MEDICAL PRODUCTS, INC.


                                             By:
                                                ---------------------------
                                                 Title:
                                                       --------------------

                                    EXHIBIT A

                                                                       EXHIBIT C


                               SECURITY AGREEMENT


                  AGREEMENT dated as of July 15, 1997 between HORIZON MEDICAL PRODUCTS, INC., a Georgia corporation (together with its successors, the "COMPANY"), and NATIONSCREDIT COMMERCIAL CORPORATION, as Agent for the Lenders referred to below (the "AGENT").


                              W I T N E S S E T H:

                  WHEREAS, the Company, certain lenders (the "LENDERS") and the Agent are parties to a Credit Agreement of even date herewith (as the same may be amended from time to time, the "CREDIT AGREEMENT"); and

                  WHEREAS, in order to induce the Lenders and the Agent to enter into the Credit Agreement, the Company has agreed to grant a continuing security interest in and to the Collateral (as hereafter defined) to secure its obligations under the Financing Documents referred to in the Credit Agreement;

                  NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  DEFINITIONS.

                  Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein. The following additional terms, as used herein, have the following respective meanings:

                  "ACCOUNTS" means all "accounts" (as defined in the UCC) now owned or hereafter acquired by the Company, and shall also mean and include all accounts receivable, contract rights, book debts, notes, drafts and other obligations or indebtedness owing to the Company arising from the sale, lease or exchange of goods or other property by it and/or the performance of services by it (including any such obligation which might be characterized as an account, contract right or general intangible under the Uniform Commercial Code in effect in any jurisdiction) and all of the Company's rights in, to and under all purchase orders for goods, services or other property, and all of the Company's rights to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid sellers' rights of rescission, replevin, reclamation and rights to stoppage in transit) and all monies due to or to become due to the Company under all contracts for the sale, lease or exchange of goods or other property and/or the performance of services by it (whether or not yet earned by performance on the part of the Company), in each case whether now in existence or hereafter arising or acquired including, without limitation, the right to receive the proceeds of said purchase orders and contracts and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

                  "COLLATERAL" has the meaning set forth in Section 3.

                  "COLLATERAL ACCOUNTS" means the Lockbox Accounts .

                  "DOCUMENTS" means all "documents" (as defined in the UCC) or other receipts covering, evidencing or representing goods, now owned or hereafter acquired by the Company.

                  "EQUIPMENT" means all "equipment" (as defined in the UCC) now owned or hereafter acquired by the Company, including without limitation all motor vehicles, trucks, trailers, railcars and barges.

                  "GENERAL INTANGIBLES" means all "general intangibles" (as defined in the UCC) now owned or hereafter acquired by the Company, including
(i) all obligations or indebtedness owing to the Company (other than Accounts) from whatever source arising, (ii) all patents, patent licenses, trademarks, trademark licenses, rights in intellectual property, goodwill, trade names, service marks, trade secrets, copyrights, permits and licenses, (iii) all rights or claims in respect of refunds for taxes paid and (iv) all rights in respect of any pension plan or similar arrangement maintained for employees of any member of the ERISA Group.

                  "INSTRUMENTS" means all "instruments", "chattel paper" or "letters of credit" (each as defined in the UCC), including those evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances, now owned or hereafter acquired by the Company.

                  "INVENTORY" means all "inventory" (as defined in the UCC), now owned or hereafter acquired by the Company, wherever located, and shall also mean and include all raw materials and other materials and supplies, work-in-process and finished goods and any products made or processed therefrom and all substances, if any, commingled therewith or added thereto.

                  "LIQUID INVESTMENTS" has the meaning set forth in Section
5(D).

                  "LOCKBOX ACCOUNTS" has the meaning set forth in Section 5(A).

                  "LOCKBOX AGREEMENTS" has the meaning set forth in Section
5(A).

                  "LOCKBOX BANKS" means the banks or investment firms listed opposite each Lockbox Account on Exhibit A hereto.

                  "PERFECTION CERTIFICATE" means a certificate substantially in the form of Exhibit B, completed and supplemented with the schedules and attachments contemplated thereby to the satisfaction of the Agent, and duly executed by the chief executive officer or chief legal officer of the Company.

                  "PERMITTED LIENS" means the Security Interests and the Liens on the Collateral permitted to be created, to be assumed or to exist pursuant to
Section 8.02 of the Credit Agreement.

                  "PROCEEDS" means all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, Collateral, including all claims of the Company against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral, in each case whether now existing or hereafter arising.

                  "SECURED OBLIGATIONS" means the obligations secured under this Agreement which include (a) all principal of and interest (including any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company, whether or not allowed or allowable as a claim in any such proceeding) on any Loan under, or any Note issued pursuant to, the Credit Agreement, (b) all other amounts payable by the Company hereunder or under any other Financing Document,
(c) all other Obligations and (d) any amendments, restatements, renewals, extensions or modifications of any of the foregoing.

                  "SECURED PARTIES" means the Agent and the Lenders.

                  "SECURITY INTERESTS" means the security interests in the Collateral granted hereunder securing the Secured Obligations.

                  "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of Georgia; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interests in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than Georgia, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

SECTION 2.  REPRESENTATIONS AND WARRANTIES.

                  The Company represents and warrants as follows:

                  (A) The Company has good and marketable title to all of the Collateral, free and clear of any Liens other than the Permitted Liens. The Company has taken all actions necessary under the UCC to perfect its interest in any Accounts purchased or otherwise acquired by or granted to it, as against its assignors and grantors and creditors of its assignors and grantors.

                  (B) The Company has not performed any acts which might prevent the Agent from enforcing any of the terms of this Agreement or which would limit the Agent in any such enforcement. Other than financing statements or other similar or equivalent documents or instruments with respect to the Security Interests and Permitted Liens, no financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect a Lien on such Collateral. No Collateral is in the possession of any Person (other than the Company) asserting any claim thereto or security interest therein, except that the Agent or its designee may have possession of Collateral as contemplated hereby.

                  (C) The information set forth in the Perfection Certificate delivered to the Agent prior to the Closing Date is correct and complete as of the Closing Date.

                  (D) The Security Interests constitute valid security interests under the UCC securing the Secured Obligations. When UCC financing statements in the form specified in Schedule 6 to the Perfection Certificate shall have been filed in the offices specified in the Perfection Certificate, the Security Interests shall constitute perfected security interests in the Collateral (except Inventory in transit) to the extent that a security interest therein may be perfected by filing pursuant to the UCC, prior to all other Liens and rights of others therein except for the Permitted Liens.

                  (E) The Inventory and Equipment are insured in accordance with the requirements of the Credit Agreement.

                  (F) Exhibit A (as updated by the Company from time to time with the consent of the Agent, such consent not to be unreasonably withheld) lists each bank account, money market account and investment account of the Company.

SECTION 3.  THE SECURITY INTERESTS.

                  (A) In order to secure the full and punctual payment and performance of the Secured Obligations in accordance with the terms thereof, the Company hereby grants to the Agent for the ratable benefit of the Secured Parties a continuing security interest in and to all of the following property of the Company, whether now owned or existing or hereafter acquired or arising and regardless of where located (all being collectively referred to as the "COLLATERAL"):

                  (1) Accounts;

                  (2) Inventory;

                  (3) General Intangibles;

                  (4) Documents;

                  (5) Instruments;

                  (6) Equipment;

                  (7) The Lockbox Accounts, all cash deposited in any of the foregoing from time to time, the Liquid Investments made pursuant to
         Section 5(D) or otherwise and other monies and property of any kind of the Company in the possession or under the control of the Agent;

                  (8) All books and records (including customer lists, credit files, computer programs, printouts and other computer materials and records) of the Company pertaining to any of the Collateral;

                  (9)  Insurance policies of the Company; and

                  (10) All Proceeds of all or any of the Collateral described in Clauses 1 through 9 hereof.

                  (B) The Security Interests are granted as security only and shall not subject any Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Company with respect to any of the Collateral or any transaction in connection therewith.

SECTION 4.  FURTHER ASSURANCES; COVENANTS.

                  (A) The Company will not change its name, identity or form of organization in any manner unless it shall have given the Agent prior notice thereof and delivered an opinion of counsel with respect thereto in accordance with Section 4(L). The Company will not change the location of (i) its chief executive office or chief place of business or (ii) the locations where it keeps or holds any Collateral or any records relating thereto from the applicable location described in the Perfection Certificate unless it shall have given the Agent prior notice thereof and delivered an opinion of counsel with respect thereto in accordance with Section 4(L). The Company shall not in any event change the location of any Collateral without the prior written consent of the Agent if such change would cause the Security Interests in such Collateral to lapse or cease to be perfected.

                  (B) The Company shall not in any event change the location of any Collateral without the prior written consent of the Agent if such change would cause the Security Interests to lapse or cease to be perfected.

                  (C) To the extent permitted under applicable law, the Company will, from time to time, at its expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including any filings of financing or continuation statements under the UCC) that from time to time may be necessary or desirable, or that the Agent may request, in order to create, preserve, perfect, confirm or validate the Security Interests or to enable the Secured Parties to obtain the full benefits of this Agreement, or to enable the Agent to exercise and enforce any of its rights, powers and remedies hereunder with respect to any of the Collateral. To the extent permitted by applicable law, the Company hereby authorizes the Agent, and appoints the Agent as its true and lawful attorney (with full power of substitution, in the name of the Company, the Secured Parties or otherwise, for the sole use and benefit of the Secured Parties), to execute and file financing statements or continuation statements without the Company's signature appearing thereon. The Company agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. The Company shall pay the costs of, or incidental to, any recording or filing of any financing or continuation statements concerning the Collateral.

                  (D) If any Collateral is at any time in the possession or control of any warehouseman, bailee or any of the Company's agents or processors, the Company shall notify such warehouseman, bailee, agent or processor of the Security Interests created hereby and to hold all such Collateral for the Agent's account subject to the Agent's instructions.

                  (E) The Company shall keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as the Agent may reasonably require in order to reflect the Security Interests.

                  (F) The Company will immediately deliver and pledge each Instrument to the Agent, appropriately endorsed to the Agent, provided that so long as no Event of Default shall have occurred and be continuing, the Company may retain for collection in the ordinary course any Instruments (other than checks and drafts constituting payments in respect of Accounts, as to which the provisions of Section 5(B) shall apply) received by it in the ordinary course of business and the Agent shall, promptly upon request of the Company, make appropriate arrangements for making any other Instrument pledged by the Company available to it for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate to the Agent, against trust receipt or like document).

                  (G) The Company shall use its best efforts to cause to be collected from its account debtors, as and when due, any and all amounts owing under or on account of each Account (including Accounts which are delinquent, such Accounts to be collected in accordance with lawful collection procedures and the Company's customary practices) and shall apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account. Subject to the rights of the Secured Parties hereunder upon the occurrence and during the continuance of an Event of Default, the Company may allow in the ordinary course of business as adjustments to amounts owing under its Accounts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which the Company finds appropriate in accordance with sound business judgment unless such extension, renewal or settlement results in causing such Account to not be an Eligible Receivable and thereby causes the aggregate unpaid balance of Working Capital Loans to exceed the Borrowing Base and (ii) a refund or credit due as a result of returned or damaged merchandise or as a discount for prompt payment, all in accordance with the Company's ordinary course of business consistent with its historical collection practices. The costs and expenses (including attorney's fees) of collection, whether incurred by the Company or the Agent, shall be borne by the Company.

                  (H) Upon the occurrence and during the continuance of any Event of Default, upon request of the Required Lenders through the Agent, to the extent permitted by applicable law the Company will promptly notify (and the Company hereby authorizes the Agent so to notify) each account debtor in respect of any Account or Instrument that such Collateral has been assigned to the Agent hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Agent or its designee.

                  (I) The Company shall not permit any items of Equipment to become a fixture to real estate (unless the Agent has a first priority Lien thereon) or an accession to other personal property.

                  (J) Without the prior written consent of the Agent and except in the ordinary course of business, the Company will not sell, lease, exchange, assign or otherwise dispose of, or grant any option with respect to, any Collateral except, subject to the rights of the Secured Parties hereunder if an Event of Default shall have occurred and be continuing, as permitted under the Credit Agreement including Section 8.06, whereupon, in the case of such a sale or exchange, the Security Interests created hereby in such item (but not in any Proceeds arising from such sale or exchange) shall cease immediately without any further action on the part of the Agent, except the execution of UCC-3 termination statements.

                  (K) The Company will, promptly upon request, provide to the Agent all information and evidence it may reasonably request concerning the Collateral to enable the Agent to enforce the provisions of this Agreement.

                  (L) Not more than six months nor less than 30 days prior to each date on which the Company proposes to take any action contemplated by
Section 4(A), the Company shall give notice to the Agent of such proposed action, and, at the Company's cost and expense, cause to be delivered to the Secured Parties with such notice, an opinion of counsel, reasonably satisfactory to the Agent and substantially in the form of Exhibit C to the effect that all financing statements and amendments or supplements thereto, continuation statements and other documents required to be recorded or filed in order to perfect and protect the Security Interests have been filed in each filing office necessary for such purpose and that all filing fees and taxes, if any, payable in connection with such filings have been paid in full.

                  (M) The Company shall not open or maintain any bank account, money market account or investment account unless such account is first listed on Exhibit A (as updated by the

Company from time to time with the consent of the Agent, such consent not to be unreasonably withheld) and is subject to a Lockbox Agreement.

                  (N) The Company shall (i) upon the occurrence of an Event of Default and (ii) within 10 days after the aggregate value of all Equipment consisting of motor vehicles, trucks and trailers owned by the Company and its Subsidiaries shall exceed $150,000, deliver to the Agent any and all certificates of title, applications for title or similar evidence of ownership of such Equipment and shall cause the Agent to be named as lienholder on any such certificate of title or other evidence of ownership.

SECTION 5.  LOCKBOX ACCOUNT AND INSURANCE ACCOUNT.

                  (A) On the Closing Date, the Company shall deliver to the Agent for each account listed on Exhibit A hereto (each a "LOCKBOX ACCOUNT"), a lockbox agreement substantially in form of Exhibit D hereto or in such other form as shall be satisfactory to the Agent (each a "LOCKBOX AGREEMENT"), which shall establish such account in the name "NationsCredit Commercial Corporation, as Agent", and under the exclusive control of the Agent. From and after the Closing Date, there shall be deposited from time to time into the Lockbox Accounts the cash Proceeds of the Collateral required to be delivered to the Agent pursuant to subsection (B) of this Section 5 or any other provision of this Agreement. Any income received with respect to the balance from time to time standing to the credit of each Lockbox Account, including any interest or capital gains on Liquid Investments, may be withdrawn from such Lockbox Account in accordance with subsection (C) below. All right, title and interest in and to the cash amounts on deposit from time to time in the Lockbox Accounts together with any Liquid Investments from time to time made pursuant to subsection (D) of this Section shall vest in the Agent (pursuant to the Lockbox Agreement for each Lockbox Account), shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations until applied thereto as hereinafter provided.

                  (B) The Company shall instruct all account debtors and other Persons obligated in respect of all Accounts, to make all payments in respect of such Accounts and shall use its reasonable best efforts to cause such account debtors and other Persons to remit all such payments directly to a Lockbox Account (if paid by wire transfer). In addition to the foregoing, the Company agrees that if the proceeds of any Collateral hereunder (including the payments made in respect of Accounts) shall be received by it, the Company shall as promptly as possible deposit such proceeds into a Lockbox Account. Until so deposited, all such proceeds shall be held in trust by the Company for and as the property of the Secured Parties and shall not be commingled with any other funds or property of the Company.

                  (C) The balance from time to time standing to the credit of the Lockbox Accounts shall, except upon the occurrence and continuation of an Event of Default, be distributed to the Company in accordance with the provisions of each Lockbox Agreement. If immediately available cash on deposit in the Lockbox Accounts is not sufficient to make any distribution to the Company referred to in the previous sentence of this Section 5(C), the Agent shall cause to be liquidated as promptly as practicable Liquid Investments in the Lockbox Accounts designated by the Company as required to obtain sufficient cash to make such distribution and, notwithstanding any other provision of this
Section 5, such distribution shall not be made until such liquidation has taken place. Upon the occurrence and continuation of an Event of Default, the Agent shall, if so instructed by the Required Lenders, apply or cause to be applied (subject to collection) any or all of the balance from time to time standing to the credit of any Lockbox Accounts in the manner specified in Section 9.

                  (D) Amounts on deposit in the Lockbox Accounts shall be invested and re-invested from time to time in such Liquid Investments as the Company shall determine, which Liquid Investments shall be held in the name and be under the control of the Agent; provided that, if an Event of Default has occurred and is continuing, the Agent shall, if instructed by the Required Lenders, cause such Liquid Investments to be liquidated and apply or cause to be applied the proceeds thereof to the payment of the Secured Obligations in the manner specified in Section 9. For this purpose, "Liquid Investments" means Temporary Cash Investments; provided that (i) each Liquid Investment shall mature within 30 days after it is acquired by the Agent and (ii) in order to provide the Agent, for the benefit of the Secured Parties, with a perfected security interest therein, each Liquid Investment shall be either:

                  (i) evidenced by negotiable certificates or instruments, or if non-negotiable then issued in the name of the Agent, which (together with any appropriate instruments of transfer) are delivered to, and held by, the Agent or an agent thereof (which shall not be the Company or any of its Affiliates) in the State of Georgia; or

                  (ii) in book-entry form and issued by the United States and subject to pledge under applicable state law and Treasury regulations and as to which (in the opinion of counsel to the Agent) appropriate measures shall have been taken for perfection of the Security Interests.

SECTION 6.  GENERAL AUTHORITY.

                  The Company hereby irrevocably appoints the Agent its true and lawful attorney, with full power of substitution, in the name of the Company, the Secured Parties or otherwise, for the sole use and benefit of the Secured Parties, but at the Company's expense, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

                  (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due thereon or by virtue thereof,

                  (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

                  (iii) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Agent were the absolute owner thereof, and

                  (iv) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

provided that the Agent shall give the Company not less than ten days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Company agrees that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the UCC.

SECTION 7.  REMEDIES UPON EVENT OF DEFAULT.

                  (A) If any Event of Default has occurred and is continuing, the Agent may exercise on behalf of the Secured Parties all rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Agent may, without being required to give any notice, except as herein or in the Credit Agreement or any other Financing Document provided or as may be required by mandatory provisions of law, (i) withdraw all cash and Liquid Investments in the Collateral Accounts and apply such cash and Liquid Investments and other cash, if any, then held by it as Collateral as specified in Section 9 and (ii) if there shall be no such cash or Liquid Investments or if such cash and Liquid Investments shall be insufficient to pay all the Secured Obligations in full, sell the Collateral or any part thereof at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the Agent may deem satisfactory. The Agent or any other Secured Party may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). The Company will execute and deliver such documents and take such other action as the Agent deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of the Company which may be waived, and the Company, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by
Section 6 shall (1) in case of a public sale, state the time and place fixed for such sale, and (2) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Agent may determine. The Agent shall not be obligated to make any such sale pursuant to any such notice. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Agent until the selling price is paid by the purchaser thereof, but the Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

                  (B) For the purpose of enforcing any and all rights and remedies under this Agreement the Agent may (i) require the Company to, and the Company agrees that it will, at its expense and upon the request of the Agent, forthwith assemble all or any part of the Collateral as directed by the Agent and make it available at a place designated by the Agent which is, in its opinion, reasonably convenient to the Agent and the Company, whether at the premises of the Company or otherwise, (ii) to the extent permitted by applicable law, enter, with or without process of law and without breach of the peace, any premise where any of the Collateral is or may be located, and without charge or liability to it seize and remove such Collateral from such premises, (iii) have access to and use the Company's books and records relating to the Collateral and (iv) prior to the disposition of the Collateral, store or transfer it without charge in or by means of any storage or transportation facility owned or leased by the Company, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent the Agent deems appropriate and, in connection with such preparation and disposition, use without charge any trademark, trade name, copyright, patent or technical process used by the Company.

SECTION 8.  LIMITATION ON DUTY OF AGENT IN RESPECT OF COLLATERAL.

                  Beyond the exercise of reasonable care in the custody thereof, the Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Agent in good faith.

SECTION 9.  APPLICATION OF PROCEEDS.

                  Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held in the Collateral Accounts shall be applied by the Agent in the following order of priorities:

                  first, to payment of the expenses of such sale or other realization, including reasonable compensation to agents and counsel for the Agent, and all expenses, liabilities and advances incurred or made by the Agent in connection therewith, and any other unreimbursed expenses for which the Agent or any other Secured Party is to be reimbursed pursuant to Section 10.04 of the Credit Agreement or Section 12 hereof and unpaid fees owing to the Agent under the Credit Agreement;

                  second, to the ratable payment of accrued but unpaid interest on the Secured Obligations in accordance with the provisions of the Credit Agreement;

                  third, to the ratable payment of unpaid principal of the Secured Obligations;

                  fourth, to the ratable payment of all other Secured Obligations, until all Secured Obligations shall have been paid in full; and
                  finally, to payment to the Company or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

The Agent may make distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

SECTION 10.  CONCERNING THE AGENT.

                  The provisions of Section 10.05 and Article XI of the Credit Agreement shall inure to the benefit of the Agent in respect of this Agreement and shall be binding upon the parties to the Credit Agreement in such respect. In furtherance and not in derogation of the rights, privileges and immunities of the Agent therein set forth:

                  (A) The Agent is authorized to take all such action as is provided to be taken by it as Agent hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein (including the timing and methods of realization upon the Collateral), the Agent shall act or refrain from acting in accordance with written instructions from the Required Lenders or, in the absence of such instructions, in accordance with its discretion.

                  (B) The Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder. The Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by the Company.

SECTION 11.  APPOINTMENT OF CO-AGENTS.

                  At any time or times, in order to comply with any legal requirement in any jurisdiction, the Agent may appoint another bank or trust company or one or more other persons, either to act as co-agent or co-agents, jointly with the Agent, or to act as separate agent or agents on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of Section 10).

SECTION 12.  EXPENSES.

                  In the event that the Company fails to comply with the provisions of the Credit Agreement or this Agreement, such that the value of any Collateral or the validity, perfection, rank or value of any Security Interest is thereby diminished or potentially diminished or put at risk, the Agent if requested by the Required Lenders may, but shall not be required to, effect such compliance on behalf of the Company, and the Company shall reimburse the Agent for the costs thereof on demand. All insurance expenses and all expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining, and shipping the Collateral, any and all excise, property, sales, and use taxes imposed by any state, federal, or local authority on any of the Collateral, or in respect of periodic appraisals and inspections of the Collateral to the extent the same may be requested by the Required Lenders from time to time as provided in the Credit Agreement, or in respect of the sale or other disposition thereof shall be borne and paid by the Company; and if the Company fails to promptly pay any portion thereof when due, the Agent or any other Secured Party may, at its option, but shall not be required to, pay the same and charge the Company's account therefor, and the Company agrees to reimburse the Agent or such other Secured Party therefor on demand. All sums so paid or incurred by the Agent or any other Secured Party for any of the foregoing and any and all other sums for which the Company may become liable hereunder and all costs and expenses (including attorneys' fees, legal expenses and court costs) reasonably incurred by the Agent or any other Secured Party in enforcing or protecting the Security Interests or any of their rights or remedies under this Agreement, shall, together with interest thereon until paid as provided in Section 10.03 of the Credit Agreement, be additional Secured Obligations hereunder.

SECTION 13.  TERMINATION OF SECURITY INTERESTS; RELEASE OF COLLATERAL.

                  Upon the repayment in full of all Secured Obligations (other than contingent indemnity or similar claims not yet asserted) and the termination of the Commitment under the Credit Agreement, the Security Interests shall terminate and all rights to the Collateral shall revert to the Company. At any time and from time to time prior to such termination of the Security Interests, the Agent may release any of the Collateral with the prior written consent of the Required Lenders. Upon any such termination of the Security Interests or release of Collateral, the Agent will, at the expense of the Company, promptly execute and deliver to the Company such documents as the Company shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

SECTION 14.  NOTICES.

                  All notices, communications and distributions hereunder shall be given in accordance with Section 12.03 of the Credit Agreement.

SECTION 15.  WAIVERS, NON-EXCLUSIVE REMEDIES.

                  No failure on the part of the Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Agent or any Secured Party of any right under the Credit Agreement, any of the other Financing Documents or this Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement, the Credit Agreement and the other Financing Documents are cumulative and are not exclusive of any other remedies provided by law.

SECTION 16.  SUCCESSORS AND ASSIGNS.

                  This Agreement is for the benefit of the Agent and the Secured Parties and their successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement shall be binding on the Company and its successors and assigns.

SECTION 17.  CHANGES IN WRITING.

                  Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Company and the Agent with the consent of the Required Lenders.

SECTION 18.  GEORGIA LAW.

                  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF GEORGIA (WITHOUT REFERENCE TO PRINCIPLES OR CONFLICTS OF LAW), EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF ANY JURISDICTION OTHER THAN GEORGIA ARE GOVERNED BY THE LAWS OF SUCH JURISDICTION.

SECTION 19.  SEVERABILITY.

                  If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Agent and the other Secured Parties in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

SECTION 20.  COUNTERPARTS.

                  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective authorized officers as of the day and year first above written.


                                    HORIZON MEDICAL PRODUCTS, INC.



                                    By:
                                    Title:





                                    NATIONSCREDIT COMMERCIAL CORPORATION,
                                    as Agent



                                    By:
                                    Title:

                                                                       EXHIBIT A

                                LIST OF ACCOUNTS

Account                                      Bank
-------                                      ----





                          [TO BE COMPLETED BY BORROWER]

                                                                       EXHIBIT B


                             PERFECTION CERTIFICATE

                  The undersigned, __________________ of Horizon Medical Products, Inc., a Georgia corporation (the "COMPANY"), hereby certifies with reference to the Security Agreement dated as of July ____, 1997, between the Company and NationsCredit Commercial Corporation, as Agent (terms defined therein being used herein as therein defined), to the Agent and each Lender as follows:

                  1. Names. (a) The exact corporate name of the Company as it appears in its certificate of incorporation is as follows:

                  Horizon Medical Products, Inc.




                  (b) Set forth below is each other corporate name the Company has had since its organization, together with the date of the relevant change:





                  (c) The Company has not changed its identity or form of organization in any way within the past five years.

                  (d) The following is a list of all other names (including trade names or similar appellations) used by the Company or any of its divisions or other business units at any time during the past five years:

                  [Names of Company]

                  2. Current Locations. (a) The chief executive office of the Company is located at the following address:

Mailing Address                      County                                State
---------------                      ------                                -----




                  (b) The following are all the locations where the Company maintains any books or records relating to any Accounts:

Mailing Address                      County                                State
---------------                      ------                                -----




                  (c) The following are all the places of business of the Company not identified above:

Name               Mailing Address             County                 State
----               ---------------             ------                 -----





                  (d) The following are all the locations where the Company maintains any Inventory not identified above:

Name               Mailing Address             County                 State
----               ---------------             ------                 -----




                  (e) The following are the names and addresses of all Persons other than the Company which have possession of any of the Company's Inventory:

Name               Mailing Address             County                 State
----               ---------------             ------                 -----




                  3. Prior Locations. (a) Set forth below is the information required by subparagraphs (a), (b) and (c) of paragraph 2 with respect to each location or place of business maintained by the Company at any time during the past five years:




                  (b) Set forth below is the information required by subparagraphs (d) and (e) of paragraph 2 with respect to each location or bailee where or with whom Inventory has been lodged at any time during the past four months:


                  4. Unusual Transactions. All Accounts have been originated by the Company and all Inventory and Equipment has been acquired by the Company in the ordinary course of its business.

                  5. File Search Reports. Attached hereto as Schedule 5(A) is a true copy of a file search report from the Uniform Commercial Code filing officer in each jurisdiction identified in paragraph 2 or 3 above with respect to each name set forth in paragraph 1 above. Attached hereto as Schedule 5(B) is a true copy of each financing statement or other filing identified in such file search reports.

                  6. UCC Filings. Duly signed financing statements on Form UCC-1 attached as Schedule 6 hereto have been duly filed in the Uniform Commercial Code filing office in each jurisdiction identified in paragraph 2 hereof and each such filing has been duly acknowledged by the filing officer.

                  7. Schedule of Filings. Attached hereto as Schedule 7 is a schedule setting forth filing information with respect to the filings described in paragraph 6 above.

                  8. Filing Fees. All filing fees and taxes payable in connection with the filings described in paragraph 6 above have been paid.

                  9. Patents, Trademarks, Copyrights. All patents, trademarks and copyrights owned by the Company as of the date hereof and all patent licenses, trademark licenses and copyright licenses to which the Company is a party as of the date hereof are listed on Schedule 9 hereto.

                  IN WITNESS WHEREOF, we have hereunto set our hands this ____ day of July, 1997.




                                     Title:

                                                                       EXHIBIT C

                                   OPINION OF
                             COUNSEL FOR THE COMPANY

                                     * * * *

                  1. The Security Agreement creates a valid security interest, for the benefit of the Secured Parties, in all the Company's right, title and interest in all Collateral to the extent the UCC is applicable thereto (the "SECURITY INTEREST").

                  2. UCC financing statements and amendments thereto (collectively, the "FINANCING STATEMENTS") have been filed in the filing offices listed in Schedule 7 to the Perfection Certificate (the "FILING JURISDICTIONS"), which are all of the offices in which filings are required to perfect the Security Interest, to the extent the Security Interest may be perfected by filing under the UCC, and no further filing or recording of any document or instrument or other action will be required so to perfect the Security Interest in the Collateral in which a security interest may be perfected by filing a financing statement under the UCC, except that (i) continuation statements with respect to each Financing Statement must be filed in accordance with the UCC;
(ii) additional filings may be necessary if the Company changes its name, identity or corporate structure or the jurisdiction in which its places of business, its chief executive office or the Collateral are located; and (iii) we express no opinion on the perfection of, or need for further filing or recording to perfect, the Security Interest in goods now or hereafter located in any jurisdiction other than the Filing Jurisdictions.

                  3. There are

                  (i) Based on [describe search reports], as of that date of such reports, no UCC financing statements which name the Company as debtor or seller and cover any of the Collateral, other than the Financing Statements, [and the financing statements with respect to Permitted Liens annexed as Schedule 5(A) to the Perfection Certificate], listed in the available records in the UCC filing offices set forth in paragraphs 2 and 3 of the Perfection Certificate, which, based on the information provided to us as to the location of the Collateral, the Company and its books and records, include all of the offices prescribed under the UCC as the offices in which filings should have been made to perfect security interests in the Collateral; and

                  (ii) Based on [describe search reports], as of that date of such reports, no notices of the filing of any federal tax lien (filed pursuant to Section 6323 of the Internal

         Revenue Code) or any lien of the Pension Benefit Guaranty Corporation (filed pursuant to Section 4068 of ERISA) covering any of the Collateral listed in the available records in the [UCC filing office in state of Company's chief executive office], which is the only office having files which must be searched in order to fully determine the existence of notices of the filing of federal tax liens (filed pursuant to Section 6323 of the Internal Revenue Code) on the Collateral and liens of the Pension Benefit Guaranty Corporation (filed pursuant to Section 4068 of ERISA) on the Collateral.

                  4. The Security Interest validly secures the payment of all future Loans made by the Lenders to the Company, whether or not at the time such Loans are made an Event of Default or other event not within the control of the Lenders has relieved or may relieve the Lenders from their obligations to make such Loans, and is perfected to the extent set forth in paragraph 2 above with respect to such future Loans. Insofar as the priority thereof is governed by the UCC, the Security Interest has the same priority with respect to such future Loans as it does with respect to Loans made on the date hereof.

                  Such opinion may contain such assumptions, qualifications and limitations as the opinion of counsel for the Company delivered in connection with the making of the initial Loan under the Credit Agreement.

                                                                       EXHIBIT D

                            FORM OF LOCKBOX AGREEMENT

                                                                      SCHEDULE 6



Description of Collateral

                  All accounts, chattel paper, contract rights, general intangibles, inventory, equipment and documents, and all other property of the Debtor all as more particularly described on Exhibit A attached hereto, now owned or hereafter acquired, wherever located, and all proceeds thereof.

                                                                      SCHEDULE 7


                               SCHEDULE OF FILINGS


                                                                        Date
Debtor                        Filing Office         File Number       of Filing
--------------------------------------------------------------------------------











-------------------------

*  Indicate lapse date, if other than fifth anniversary.

                                                                       EXHIBIT D



                                PLEDGE AGREEMENT


                  AGREEMENT dated as of July 15, 1997, between HORIZON MEDICAL PRODUCTS, INC., a Georgia corporation (the "COMPANY") and NATIONSCREDIT COMMERCIAL CORPORATION, as agent for the Lenders referred to below (the "AGENT").

                              W I T N E S S E T H:

                  WHEREAS, the Company is the sole stockholder of all of the outstanding shares of every class of capital stock of the corporations described on Schedule I attached hereto (collectively, the "SUBSIDIARIES"); and

                  WHEREAS, the Company, certain Lenders (the "LENDERS") and the Agent are parties to a Credit Agreement of even date herewith (as the same may be amended from time to time, the "CREDIT AGREEMENT"); and

                  WHEREAS, in order to induce the Lenders and the Agent to enter into the Credit Agreement, the Company has agreed to grant a continuing security interest in and to the Collateral (as hereafter defined) to secure obligations of the Company under the Credit Agreement and the Notes issued pursuant thereto and the other Financing Documents;

                  NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  DEFINITIONS.

                  Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein. The following additional terms, as used herein, have the following respective meanings:

                  "COLLATERAL" has the meaning assigned to such term in Section 3(A).

                  "PLEDGED SECURITIES" means the Pledged Stock.

                  "PLEDGED STOCK" means the Subsidiaries Shares and any other capital stock required to be pledged to the Agent pursuant to Section 3(B).

                  "SECURED OBLIGATIONS" means the obligations secured under this Agreement which include (a) all principal of and interest (including any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company, whether or not allowed or allowable as a claim in any such proceeding) on any Loan under, or any Note issued pursuant to, the Credit Agreement, (b) all other amounts payable by the Company under any Financing Document, (c) all other Obligations, and (d) any amendments, restatements, renewals, extensions or modifications of any of the foregoing.

                  "SECURED PARTIES" means the Lenders and the Agent.

                  "SECURITY AGREEMENT" means that certain Security Agreement dated the date hereof executed by the Company in favor of the Agent for the benefit of the Agent and the Lenders.

                  "SECURITY INTERESTS" means the security interests in the Collateral granted hereunder securing the Secured Obligations.

                  "SUBSIDIARIES SHARES" means one hundred percent (100%) of the issued and outstanding shares of any class of capital stock of each Subsidiary that the Company may now or hereafter own, control or hold, which stock as of this date is described on Schedule I attached hereto.

                  "UCC" has the meaning given such term in the Security
Agreement.

                  Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein which are defined in the Georgia UCC as in effect on the date hereof shall have the meanings therein stated.

SECTION 2.  REPRESENTATIONS AND WARRANTIES.

                  Company represents and warrants as follows:

                  (A) Title to Pledged Securities. Company owns all of the Pledged Securities, free and clear of any Liens other than the Security Interests. All of the Pledged Stock has been duly authorized and validly issued, and is fully paid and non-assessable, and is subject to no options to purchase or similar rights of any Person. Company is not and will not become a party to or otherwise bound by any agreement, other than this Agreement, which restricts in any manner the rights of any present or future holder of any of the Pledged Securities with respect thereto.

                  (B) Validity, Perfection and Priority of Security Interests. Upon the delivery of certificates representing the Pledged Stock to the Agent in accordance with Section 4 hereof, the Agent will have valid and perfected security interests in the Collateral subject to no prior Lien. No registration, recordation or filing with any governmental body, agency or official is required in connection with the execution or delivery of this Agreement or necessary for the validity or enforceability hereof or for the perfection or enforcement of the Security Interests. Neither the Company nor the Subsidiaries has performed or will perform any acts which might prevent the Agent from enforcing any of the terms and conditions of this Agreement or which would limit the Agent in any such enforcement.

                  (C) UCC Filing Locations. The chief executive office of the Company is located at its address set forth on the signature pages of the Credit Agreement. Under the Uniform Commercial Code as in effect in the state in which such office is located, no local filing is required to perfect a security interest in collateral consisting of general intangibles.

SECTION 3.  THE SECURITY INTERESTS.

                  In order to secure the full and punctual payment and performance of the Secured Obligations in accordance with the terms thereof, and to secure the performance of all the obligations of the Company hereunder:

                  (A) The Company hereby assigns and pledges to and with the Agent for the benefit of the Secured Parties and grants to the Agent for the benefit of the Secured Parties a security interest in the Pledged Securities, and all of its rights and privileges with respect to the Pledged Securities, and all income and profits thereon, and all interest, dividends and other payments and distributions with respect thereto, and all proceeds of the foregoing (the "COLLATERAL"). Contemporaneously with the execution and delivery hereof, the Company is delivering the certificates representing the Subsidiaries Shares in pledge hereunder.

                  (B) In the event that the Subsidiaries at any time issue any additional or substitute shares of capital stock of any class or owes any other Debt to the Company, the Company will immediately pledge and deposit with the Agent certificates representing all such shares or an instrument evidencing such other Debt as additional security for the Secured Obligations. All such shares and instruments constitute Pledged Securities and are subject to all provisions of this Agreement.

                  (C) The Security Interests are granted as security only and shall not subject any Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Company or the Subsidiaries with respect to any of the Collateral or any transaction in connection therewith.

SECTION 4.  DELIVERY OF PLEDGED SECURITIES.

                  All certificates representing Pledged Stock delivered to the Agent by the Company pursuant hereto shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, and accompanied by any required transfer tax stamps, all in form and substance satisfactory to the Agent.

SECTION 5.  FILING; FURTHER ASSURANCES.

                  (A) The Company agrees that it will, at its expense and in such manner and form as the Agent may require, execute, deliver, file and record any financing statement, specific assignment or other paper and take any other action that may be necessary or desirable, or that the Agent may request, in order to create, preserve, perfect or validate any Security Interest or to enable the Agent to exercise and enforce its rights hereunder with respect to any of the Collateral. To the extent permitted by applicable law, the Company hereby authorizes the Agent to execute and file, in the name of the Company or otherwise, UCC financing statements (which may be carbon, photographic, photostatic or other reproductions of this Agreement or of a financing statement relating to this Agreement) which the Agent in its sole discretion may deem necessary or appropriate to further perfect the Security Interests.

                  (B) The Company agrees that it will not change (i) its name, identity or form of organization in any manner or (ii) the location of its chief executive office unless it shall have given the Agent not less than 30 days' prior notice thereof.

SECTION 6.  RECORD OWNERSHIP OF PLEDGED STOCK.

                  The Agent may at any time or from time to time, upon the occurrence and during the continuance of an Event of Default, in its sole discretion, cause any or all of the Pledged Stock to be transferred of record into the name of the Agent or its nominee. The Company will promptly give to the Agent copies of any notices or other communications received by it with respect to Pledged Stock registered in the name of the Company and the Agent will promptly give to the Company copies of any notices and communications received by the Agent with respect to Pledged Stock registered in the name of the Agent or its nominee.

SECTION 7.  RIGHT TO RECEIVE DISTRIBUTIONS ON COLLATERAL.

                  Upon the occurrence and during the continuance of any Event of Default, the Agent shall have the right to receive and to retain as Collateral hereunder all dividends, interest and other payments and distributions made upon or with respect to the Collateral and the Company shall take all such action as the Agent may deem necessary or appropriate to give effect to such right. Upon the occurrence and during the continuance of an Event of Default, all such dividends, interest and other payments and distributions which are received by the Company shall be received in trust as Collateral for the benefit of the Agent and the Secured Parties and, if the Agent so directs, shall be segregated from other funds of the Company and shall, forthwith upon demand by the Agent during the continuance of an Event of Default, be paid over to the Agent as Collateral in the same form as received (with any necessary endorsement). After all Events of Default that shall have occurred have been cured, the Agent's right to retain dividends, interest and other payments and distributions under this Section 7 shall cease and the Agent shall pay over to the Company any such Collateral retained by the Agent during the continuance of an Event of Default.

SECTION 8.  RIGHT TO VOTE PLEDGED STOCK.

                  Unless an Event of Default shall have occurred and be continuing, the Company shall have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to the Pledged Stock, and the Agent shall, upon receiving a written request from the Company accompanied by a certificate signed by its principal financial officer stating that no Event of Default has occurred and is continuing, deliver to the Company or as specified in such request such proxies, powers of attorney, consents, ratifications and waivers in respect of any of the Pledged Stock which is registered in the name of the Agent or its nominee as shall be specified in such request and be in form and substance satisfactory to the Agent.

                  If an Event of Default shall have occurred and be continuing, the Agent shall have the right to the extent permitted by law and the Company shall take all such action as may be necessary or appropriate to give effect to such right, to vote and to give consents, ratifications and waivers, and take any other action with respect to any or all of the Pledged Stock with the same force and effect as if the Agent were the absolute and sole owner thereof.

SECTION 9.  GENERAL AUTHORITY.

                  The Company hereby irrevocably appoints the Agent its true and lawful attorney, with full power of substitution, in the name of the Company, the Agent, the Secured Parties or otherwise, for the sole use and benefit of the Agent and Secured Parties, but at the expense of the Company, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

                  (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof,

                  (ii) settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

                  (iii) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Agent were the absolute owner thereof, and

                  (iv) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

provided that the Agent shall give the Company not less than ten days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Agent and the Company agree that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the UCC.

SECTION 10.  REMEDIES UPON EVENT OF DEFAULT.

                  If any Event of Default shall have occurred and be continuing, the Agent may exercise on behalf of the Secured Parties all the rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Agent may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, (i) apply the cash, if any, then held by it as Collateral as specified in Section 13 and (ii) if there shall be no such cash or if such cash shall be insufficient to pay all the Secured Obligations in full, sell the Collateral or any part thereof at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Agent may deem satisfactory. Any Secured Party may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). The Agent is authorized, in connection with any such sale, if it deems it advisable so to do, (i) to restrict the prospective bidders on or purchasers of any of the Pledged Securities to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Pledged Securities, (ii) to cause to be placed on certificates for any or all of the Pledged Securities or on any other securities pledged hereunder a legend to the effect that such security has not been registered under the Securities Act of 1933 and may not be disposed of in violation of the provision of said Act, and (iii) to impose such other limitations or conditions in connection with any such sale as the Agent deems necessary or advisable in order to comply with said Act or any other law. The Company covenants and agrees that it will execute and deliver such documents and take such other action as the Agent deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of the Company which may be waived, and the Company, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by Section 9 shall (1) in case of a public sale, state the time and place fixed for such sale, (2) in case of sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral, or the portion thereof so being sold, will first be offered for sale at such board or exchange, and (3) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Agent may determine. The Agent shall not be obligated to make any such sale pursuant to any such notice. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Agent until the selling price is paid by the purchaser thereof, but the Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

SECTION 11.  EXPENSES.

                  The Company agrees that it will forthwith upon demand pay to the Agent:

                  (i) the amount of any taxes which the Agent may have been required to pay by reason of the Security Interests or to free any of the Collateral from any Lien thereon, and

                  (ii) the amount of any and all out-of-pocket expenses, including the reasonable fees and disbursements of counsel and of any other experts, which the Agent may incur in connection with (w) the administration or enforcement of this Agreement, including such expenses as are incurred to preserve the value of the Collateral and the validity, perfection, rank and value of any Security Interest, (x) the collection, sale or other disposition of any of the Collateral, (y) the exercise by the Agent of any of the rights conferred upon it hereunder or (z) any Default or Event of Default.

Any such amount not paid on demand shall bear interest as provided in Section
10.03 of the Credit Agreement.

SECTION 12.  LIMITATION ON DUTY OF AGENT IN RESPECT OF COLLATERAL.

                  Beyond the exercise of reasonable care in the custody thereof, the Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by the Agent in good faith.

SECTION 13.  APPLICATION OF PROCEEDS.

                  Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held shall be applied by the Agent in the following order of priorities:

                  first, to payment of the expenses of such sale or other realization, including reasonable compensation to agents and counsel for the Agent, and all expenses, liabilities and advances incurred or made by the Agent in connection therewith, and any other unreimbursed expenses for which the Agent or any Secured Party is to be reimbursed pursuant to Section 10.04 of the Credit Agreement or Section 11 hereof and unpaid fees owing to the Agent under the Credit Agreement;

                  second, to the ratable payment of accrued but unpaid interest on the Secured Obligations in accordance with the provisions of the Credit Agreement;

                  third, to the ratable payment of unpaid principal of the Secured Obligations;

                  fourth, to the ratable payment of all other Secured Obligations, until all Secured Obligations shall have been paid in full; and

                  finally, to payment to the Company or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

SECTION 14.  CONCERNING THE AGENT.

                  The provisions of Article IX of the Credit Agreement shall inure to the benefit of the Agent in respect of this Agreement and shall be binding upon the parties to the Credit Agreement in such respect. In furtherance and not in derogation of the rights, privileges and immunities of the Agent therein set forth:

                  (A) The Agent is authorized to take all such action as is provided to be taken by it as Agent hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein (including, without limitation, the timing and methods of realization upon the Collateral) the Agent shall act or refrain from acting in accordance with written instructions from the Required Lenders or, in the absence of such instructions, in accordance with its discretion.

                  (B) The Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder. The Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by the Company.

SECTION 15.  APPOINTMENT OF CO-AGENTS.

                  At any time or times, in order to comply with any legal requirement in any jurisdiction, the Agent may appoint another bank or trust company or one or more other persons, either to act as co-agent or co-agents, jointly with the Agent, or to act as separate agent or agents on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of
Section 14).

SECTION 16.  TERMINATION OF SECURITY INTERESTS; RELEASE OF COLLATERAL.

                  Upon the repayment in full of all Secured Obligations (other than contingent indemnity or similar claims not yet asserted) and the termination of the Commitment under the Credit Agreement, the Security Interests shall terminate and all rights to the Collateral shall revert to the Company. At any time and from time to time prior to such termination of the Security Interests, the Agent may release any of the Collateral with the prior written consent of the Lenders. Upon any such termination of the Security Interests or release of Collateral, the Agent will, at the expense of the Company, execute and deliver to the Company such documents as the Company shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

SECTION 17.  NOTICES.

                  All notices, communications and distributions hereunder shall be given in accordance with Section 12.03 of the Credit Agreement.

SECTION 18.  WAIVERS, NON-EXCLUSIVE REMEDIES.

                  No failure on the part of the Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Agent of any right under the Credit Agreement, any other Financing Document or this Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement, the other Security Documents and the Credit Agreement are cumulative and are not exclusive of any other remedies provided by law.

SECTION 19.  SUCCESSORS AND ASSIGNS.

                  This Agreement is for the benefit of the Agent and the other Secured Parties and their successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement shall be binding on the Company and its successors and assigns.

SECTION 20.  CHANGES IN WRITING.

                  Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Company and the Agent with the consent of the Required Lenders (or in the case of Section 16, all of the Lenders).

SECTION 21.  GEORGIA LAW.

                  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF GEORGIA (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW), EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF ANY JURISDICTION OTHER THAN GEORGIA ARE GOVERNED BY THE LAWS OF SUCH JURISDICTION.

SECTION 22.  SEVERABILITY.

                  If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Agent and the Secured Parties in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

SECTION 23.  COUNTERPARTS.

                  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.



                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

                                    HORIZON MEDICAL PRODUCTS, INC.



                                    By:
                                       ------------------------------------
                                    Title:
                                          ---------------------------------



                                    NATIONSCREDIT COMMERCIAL CORPORATION



                                    By:
                                       ------------------------------------
                                    Title:
                                          ---------------------------------

                                   SCHEDULE I

                                  PLEDGED STOCK



                                        NUMBER AND             PERCENTAGE OF
  NAME OF CORPORATION                 CLASS OF SHARES       SHARES OF SUCH CLASS
  -------------------                 ---------------       --------------------
Horizon Acquisition Corp.                   1,000                   100%

Strato/Infusaid, Inc.                     275,294                   100%

                                                                       EXHIBIT F


                          SUBSIDIARY SECURITY AGREEMENT


                  AGREEMENT dated as of July 15, 1997, among the CORPORATIONS listed in Exhibit A attached hereto and incorporated herein by reference (hereinafter referred to individually as the "PLEDGOR" and collectively as the "PLEDGORS") and NATIONSCREDIT COMMERCIAL CORPORATION, as Agent for the Lenders referred to below (the "AGENT").

                              W I T N E S S E T H :

                  WHEREAS, Horizon Medical Products, Inc., a Georgia corporation (the "COMPANY"), certain lenders (the "LENDERS") and the Agent are parties to a Credit Agreement of even date herewith (as the same may be amended from time to time, the "CREDIT AGREEMENT"); and

                  WHEREAS, the Company and the Pledgors share an identity of interests as members of a consolidated group of companies engaged in substantially similar businesses; the Company provides certain centralized financial, account and management services to the Pledgors; and the making of Loans to the Company under the Credit Agreement from time to time will enhance the overall financial strength and stability of the Company's corporate group.

                  WHEREAS, in order to induce such Lenders and the Agent to enter into the Credit Agreement and as a condition precedent to the Lenders' obligation to make Loans from time to time to the Company under the Credit Agreement, the Pledgors have agreed to guaranty the repayment of such Loans and other Obligations of the Company pursuant to that certain Subsidiary Guaranty Agreement, dated of the date hereof (the "GUARANTY"), and to execute and deliver to Lender this Agreement to secure the Guaranty;

                  NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  DEFINITIONS.

                  Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein. The following additional terms, as used herein, have the following respective meanings:

                  "ACCOUNTS" means all "accounts" (as defined in the UCC) now owned or hereafter acquired by any Pledgor, and shall also mean and include all accounts receivable, contract rights, book debts, notes, drafts and other obligations or indebtedness owing to any

Pledgor arising from the sale, lease or exchange of goods or other property by such Pledgor and/or the performance of services by such Pledgor (including any such obligation which might be characterized as an account, contract right or general intangible under the Uniform Commercial Code in effect in any jurisdiction) and all of any Pledgor's rights in, to and under all purchase orders for goods, services or other property, and all of any Pledgor's rights to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid sellers' rights of rescission, replevin, reclamation and rights to stoppage in transit) and all monies due to or to become due to such Pledgor under all contracts for the sale, lease or exchange of goods or other property and/or the performance of services by it (whether or not yet earned by performance on the part of such Pledgor), in each case whether now in existence or hereafter arising or acquired including, without limitation, the right to receive the proceeds of said purchase orders and contracts and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

                  "COLLATERAL" has the meaning set forth in Section 3.

                  "COLLATERAL ACCOUNTS" means the Lockbox Accounts.

                  "DOCUMENTS" means all "documents" (as defined in the UCC) or other receipts covering, evidencing or representing goods, now owned or hereafter acquired by any Pledgor.

                  "EQUIPMENT" means all "equipment" (as defined in the UCC) now owned or hereafter acquired by any Pledgor, including without limitation all motor vehicles, trucks, trailers, railcars and barges.

                  "GENERAL INTANGIBLES" means all "general intangibles" (as defined in the UCC) now owned or hereafter acquired by any Pledgor, including
(i) all obligations or indebtedness owing to such Pledgor (other than Accounts) from whatever source arising, (ii) all patents, patent licenses, trademarks, trademark licenses, rights in intellectual property, goodwill, trade names, service marks, trade secrets, copyrights, permits and licenses, (iii) all rights or claims in respect of refunds for taxes paid and (iv) all rights in respect of any pension plan or similar arrangement maintained for employees of any member of the ERISA Group.

                  "INSTRUMENTS" means all "instruments", "chattel paper" or "letters of credit" (each as defined in the UCC), including those evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances, now owned or hereafter acquired by any Pledgor.

                  "INVENTORY" means all "inventory" (as defined in the UCC), now owned or hereafter acquired by any Pledgor, wherever located, and shall also mean and include all raw materials and other materials and supplies, work-in-process and finished goods and any products made or processed therefrom and all substances, if any, commingled therewith or added thereto.

                  "LIQUID INVESTMENTS" has the meaning set forth in Section
5(D).

                  "LOCKBOX ACCOUNTS" has the meaning assigned to such term in
Section 5(A).

                  "LOCKBOX AGREEMENTS" has the meaning assigned to such term in
Section 5(A).

                  "LOCKBOX BANKS" means the banks or investment firms listed opposite each Lockbox Account on Exhibit B hereto.

                  "PERFECTION CERTIFICATE" means, collectively, each certificate substantially in the form of Exhibit C, completed and supplemented with the schedules and attachments contemplated thereby to the satisfaction of the Agent, and duly executed by the chief executive officer or chief legal officer of each Pledgor.

                  "PERMITTED LIENS" means the Security Interests and the Liens on the Collateral permitted to be created, to be assumed or to exist pursuant to
Section 8.02 of the Credit Agreement.

                  "PROCEEDS" means all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, Collateral, including all claims of any Pledgor against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral, in each case whether now existing or hereafter arising.

                  "SECURED OBLIGATIONS" means the obligations secured under this Agreement which include (a) all principal of and interest (including any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company, whether or not allowed or allowable as a claim in any such proceeding) on any Loan under, or any Note issued pursuant to, the Credit Agreement, (b) all other Obligations of the Company, (c) all Guaranteed Obligations, under and as defined in the Guaranty and (d) any amendments, restatements, renewals, extensions or modifications of any of the foregoing.

                  "SECURED PARTIES" means the Agent and the Lenders.

                  "SECURITY INTERESTS" means the security interests in the Collateral granted hereunder securing the Secured Obligations.

                  "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of Georgia; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interests in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than Georgia, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

SECTION 2.  REPRESENTATIONS AND WARRANTIES.

                  Each Pledgor represents and warrants as follows:

                  (A) Each Pledgor has good and marketable title to all of the Collateral, free and clear of any Liens other than the Permitted Liens. Each Pledgor has taken all actions necessary under the UCC to perfect its interest in any Accounts purchased or otherwise acquired by or granted to it, as against its assignors and grantors and creditors of its assignors and grantors.

                  (B) No Pledgor has performed any acts which might prevent the Agent from enforcing any of the terms of this Agreement or which would limit the Agent in any such enforcement. Other than financing statements or other similar or equivalent documents or instruments with respect to the Security Interests and Permitted Liens, no financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect a Lien on such Collateral. No Collateral is in the possession of any Person (other than a Pledgor or the Company) asserting any claim thereto or security interest therein, except that the Agent or its designee may have possession of Collateral as contemplated hereby.

                  (C) The information set forth in each Perfection Certificate delivered to the Agent prior to the Closing Date is correct and complete as of the Closing Date.

                  (D) The Security Interests constitute valid security interests under the UCC securing the Secured Obligations. When UCC financing statements in the form specified in Schedule 6 to the Perfection Certificate shall have been filed in the offices specified in each Perfection Certificate, the Security Interests shall constitute perfected security interests in the Collateral (except Inventory in transit) to the extent that a security interest therein may be perfected by filing pursuant to the UCC, prior to all other Liens and rights of others therein except for the Permitted Liens.

                  (E) The Inventory and Equipment are insured in accordance with the requirements of the Credit Agreement.

                  (F) Exhibit B (as updated by such Pledgor from time to time with the consent of the Agent, such consent not to be unreasonably withheld) lists each bank account, money market account and investment account for each Pledgor.

SECTION 3.  THE SECURITY INTERESTS.

                  (A) In order to secure the full and punctual payment and performance of the Secured Obligations in accordance with the terms thereof, each Pledgor hereby grants to the Agent for the ratable benefit of the Secured Parties a continuing security interest in and to all of the following property of such Pledgor, whether now owned or existing or hereafter acquired or arising and regardless of where located (all being collectively referred to as the "COLLATERAL"):

                  (1)  Accounts;

                  (2)  Inventory;

                  (3)  General Intangibles;

                  (4)  Documents;

                  (5)  Instruments;

                  (6)  Equipment;

                  (7) The Lockbox Accounts, all cash deposited in any of the foregoing from time to time, the Liquid Investments made pursuant to
         Section 5(D) and other monies and property of any kind of such Pledgor in the possession or under the control of the Agent;

                  (8) All books and records (including customer lists, credit files, computer programs, printouts and other computer materials and records) of such Pledgor pertaining to any of the Collateral;

                  (9)  Insurance policies of such Pledgor; and

                  (10) All Proceeds of all or any of the Collateral described in Clauses 1 through 9 hereof.

                  (B) The Security Interests are granted as security only and shall not subject any Secured Party to, or transfer or in any way affect or modify, any obligation or liability of any Pledgor with respect to any of the Collateral or any transaction in connection therewith.

SECTION 4.  FURTHER ASSURANCES; COVENANTS.

                  (A) No Pledgor will change its name, identity or form of organization in any manner unless it shall have given the Agent prior notice thereof and delivered an opinion of counsel with respect thereto in accordance with Section 4(L). No Pledgor will change the location of (i) its chief executive office or chief place of business or (ii) the locations where it keeps or holds any Collateral or any records relating thereto from the applicable location described in the Perfection Certificate of such Pledgor unless it shall have given the Agent prior notice thereof and delivered an opinion of counsel with respect thereto in accordance with Section 4(L).

                  (B) No Pledgor shall in any event change the location of any Collateral without the prior written consent of the Agent if such change would cause the Security Interests in such Collateral to lapse or cease to be perfected.

                  (C) Each Pledgor will, from time to time, at its expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including any filings of financing or continuation statements under the UCC) that from time to time may be necessary or desirable, or that the Agent may request, in order to create, preserve, perfect, confirm or validate the Security Interests or to enable the Secured Parties to obtain the full benefits of this Agreement, or to enable the Agent to exercise and enforce any of its rights, powers and remedies hereunder with respect to any of the Collateral. To the extent permitted by applicable law, each Pledgor hereby authorizes the Agent, and appoints the Agent as its true and lawful attorney (with full power of substitution, in the name of such Pledgor, the Secured Parties or otherwise, for the sole use and benefit of the Secured Parties), to execute and file financing statements or continuation statements without such Pledgor's signature appearing thereon. Each Pledgor agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. Each Pledgor shall pay the costs of, or incidental to, any recording or filing of any financing or continuation statements concerning the Collateral.

                  (D) If any Collateral is at any time in the possession or control of any warehouseman, bailee or any of any Pledgor's agents or processors, such Pledgor shall notify such warehouseman, bailee, agent or processor of the Security Interests created hereby and to hold all such Collateral for the Agent's account subject to the Agent's instructions.

                  (E) Each Pledgor shall keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as the Agent may reasonably require in order to reflect the Security Interests.

                  (F) Each Pledgor will immediately deliver and pledge each Instrument to the Agent, appropriately endorsed to the Agent, provided that so long as no Event of Default shall have occurred and be continuing, such Pledgor may retain for collection in the ordinary course any Instruments.

                  (G) Each Pledgor shall use its reasonable best efforts to cause to be collected from its Account Debtors, as and when due, any and all amounts owing under or on account of each Account (including Accounts which are delinquent, such Accounts to be collected in accordance with lawful collection procedures and such Pledgor's customary practices) and shall apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account. Subject to the rights of the Secured Parties hereunder upon the occurrence and during the continuance of an Event of Default, each Pledgor may allow in the ordinary course of business as adjustments to amounts owing under its Accounts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Pledgor finds appropriate in accordance with sound business judgment unless such extension, renewal or settlement results in causing such Account to not be an Eligible Receivable and thereby causes the aggregate unpaid balance of Working Capital Loans to exceed the Borrowing Base and (ii) a refund or credit due as a result of returned or damaged merchandise or as a discount for prompt payment, all in accordance with such Pledgor's ordinary course of business consistent with its historical collection practices. The costs and expenses (including attorney's fees) of collection, whether incurred by any Pledgor or the Agent, shall be borne by such Pledgor.

                  (H) Upon the occurrence and during the continuance of any Event of Default, upon request of the Required Lenders through the Agent, to the extent permitted by applicable law each Pledgor will promptly notify (and hereby authorizes the Agent so to notify) each Account Debtor in respect of any Account or Instrument that such Collateral has been assigned to the Agent hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Agent or its designee.

                  (I) Each Pledgor shall not permit any items of Equipment to become a fixture to real estate (unless the Agent has a first priority Lien thereon) or an accession to other personal property.

                  (J) Without the prior written consent of the Agent and except in the ordinary course of any Pledgor's business, no Pledgor will sell, lease, exchange, assign or otherwise dispose of, or grant any option with respect to, any Collateral except, subject to the rights of the Secured Parties hereunder if an Event of Default shall have occurred and be continuing, as permitted under the Credit Agreement including Section 6.06, whereupon, in the case of such a sale or exchange, the Security Interests created hereby in such item (but not in any Proceeds arising from such sale or exchange) shall cease immediately without any further action on the part of the Agent.

                  (K) Each Pledgor will, promptly upon request, provide to the Agent all information and evidence it may reasonably request concerning the Collateral to enable the Agent to enforce the provisions of this Agreement.

                  (L) Not more than six months nor less than 30 days prior to each date on which any Pledgor proposes to take any action contemplated by
Section 4(A), such Pledgor shall give notice to the Agent of such proposed action, and, at such Pledgor's cost and expense, cause to be delivered to the Secured Parties with such notice, an opinion of counsel, satisfactory to the Agent and substantially in the form of Exhibit D to the effect that all financing statements and amendments or supplements thereto, continuation statements and other documents required to be recorded or filed in order to perfect and protect the Security Interests have been filed in each filing office necessary for such purpose and that all filing fees and taxes, if any, payable in connection with such filings have been paid in full.

                  (M) No Pledgor shall open or maintain any bank account, money market account or investment account unless such account shall first be listed on Exhibit B (as updated by such Pledgor from time to time with the consent of the Agent, such consent not to be unreasonably withheld) and, if the Agent requires in its sole discretion, shall be subject to a Lockbox Agreement.

                  (N) Each Pledgor shall (i) upon the occurrence of an Event of Default and (ii) within 10 days after the aggregate value of all Equipment consisting of motor vehicles, trucks and trailers owned by the Company and its Subsidiaries shall exceed $150,000, deliver to the Agent any and all certificates of title, applications for title or similar evidence of ownership of such Equipment and shall cause the Agent to be named as lienholder on any such certificate of title or other evidence of ownership.

SECTION 5.  LOCKBOX ACCOUNT.

                  (A) On the Closing Date, each Pledgor shall deliver to the Agent for each account listed for such Pledgor on Exhibit B hereto (each a "LOCKBOX ACCOUNT"), a lockbox agreement substantially in form of Exhibit E hereto or in such other form as shall be satisfactory to the Agent (each a "LOCKBOX AGREEMENT") which shall establish such account in the name "NationsCredit Commercial Corporation, as Agent", and under the exclusive control of the Agent. From and after the Closing Date, there shall be deposited from time to time into the Lockbox Accounts the cash Proceeds of the Collateral required to be delivered to the Agent pursuant to subsection (B) of this Section 5 or any other provision of this Agreement and all other funds of such Pledgor. Any income received with respect to the balance from time to time standing to the credit of each Lockbox Account, including any interest or capital gains on Liquid Investments, may be withdrawn by the Company from such Lockbox Account in accordance with subsection (C) below. All right, title and interest in and to the cash amounts on deposit from time to time in the Lockbox Accounts together with any Liquid Investments from time to time made pursuant to subsection (D) of this Section shall vest in the Agent (pursuant to the Lockbox Agreement for each Lockbox Account), shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations until applied thereto as hereinafter provided.

                  (B) Each Pledgor shall instruct all Account Debtors and other Persons obligated in respect of all Accounts, to make all payments in respect of such Accounts and shall use its reasonable best efforts to cause such Account Debtors and other Persons to remit all such payments directly to a Lockbox Account of such Pledgor (if paid by wire transfer). In addition to the foregoing, each Pledgor agrees that if the proceeds of any Collateral hereunder (including the payments made in respect of Accounts) shall be received by such Pledgor, such Pledgor shall as promptly as possible deposit such proceeds into its Lockbox Account. Until so deposited, all such proceeds shall be held in trust by such Pledgor for and as the property of the Secured Parties and shall not be commingled with any other funds or property of such Pledgor.

                  (C) The balance from time to time standing to the credit of the Lockbox Accounts shall, except upon the occurrence and continuation of an Event of Default, be distributed to each Pledgor in accordance with the provisions of each Lockbox Agreement. If immediately available cash on deposit in the Lockbox Accounts is not sufficient to make any distribution to any Pledgor referred to in the previous sentence of this Section 5(C), the Agent shall cause to be liquidated as promptly as practicable Liquid Investments in the Lockbox Accounts designated by the Pledgors as required to obtain sufficient cash to make such distribution and, notwithstanding any other provision of this Section 5, such distribution shall not be made until such liquidation has taken place. Upon the occurrence and continuation of an Event of Default, the Agent shall, if so instructed by the Required Lenders, apply or cause to be applied (subject to collection) any or all of the balance from time to time standing to the credit of any Lockbox Accounts in the manner specified in Section 9.

                  (D) Amounts on deposit in the Lockbox Accounts shall be invested and re-invested from time to time in such Liquid Investments as the Pledgors shall determine, which Liquid Investments shall be held in the name and be under the control of the Agent; provided that, if an Event of Default has occurred and is continuing, the Agent shall, if instructed by the Required Lenders, cause such Liquid Investments to be liquidated and apply or cause to be applied the proceeds thereof to the payment of the Secured Obligations in the manner specified in Section 9. For this purpose, "Liquid Investments" means Temporary Cash Investments; provided that (i) each Liquid Investment shall mature within 30 days after it is acquired by the Agent and (ii) in order to provide the Agent, for the benefit of the Secured Parties, with a perfected security interest therein, each Liquid Investment shall be either:

                  (i) evidenced by negotiable certificates or instruments, or if non-negotiable then issued in the name of the Agent, which (together with any appropriate instruments of transfer) are delivered to, and held by, the Agent or an agent thereof (which shall not be the Company or any of its Affiliates) in the State of Georgia; or

                  (ii) in book-entry form and issued by the United States and subject to pledge under applicable state law and Treasury regulations and as to which (in the opinion of counsel to the Agent) appropriate measures shall have been taken for perfection of the Security Interests.

SECTION 6.  GENERAL AUTHORITY.

                  Each Pledgor hereby irrevocably appoints the Agent its true and lawful attorney, with full power of substitution, in the name of such Pledgor, the Secured Parties or otherwise, for the sole use and benefit of the Secured Parties, but at such Pledgor's expense, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

                  (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due thereon or by virtue thereof,

                  (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

                  (iii) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Agent were the absolute owner thereof, and

                  (iv) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

provided that the Agent shall give such Pledgor not less than ten days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. Each Pledgor agrees that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the UCC.

SECTION 7.  REMEDIES UPON EVENT OF DEFAULT.

                  (A) If any Event of Default has occurred and is continuing, the Agent may exercise on behalf of the Secured Parties all rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Agent may, without being required to give any notice, except as herein or in the Credit Agreement or any other Financing Document provided or as may be required by mandatory provisions of law, (i) withdraw all cash and Liquid Investments in the Collateral Accounts and apply such cash and Liquid Investments and other cash, if any, then held by it as Collateral as specified in Section 9 and (ii) if there shall be no such cash or Liquid Investments or if such cash and Liquid Investments shall be insufficient to pay all the Secured Obligations in full, sell the Collateral or any part thereof at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the Agent may deem satisfactory. The Agent or any other Secured Party may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). Each Pledgor will execute and deliver such documents and take such other action as the Agent deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of any Pledgor which may be waived, and each Pledgor, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by
Section 6 shall (1) in case of a public sale, state the time and place fixed for such sale, and (2) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Agent may determine. The Agent shall not be obligated to make any such sale pursuant to any such notice. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Agent until the selling price is paid by the purchaser thereof, but the Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

                  (B) For the purpose of enforcing any and all rights and remedies under this Agreement the Agent may (i) require each Pledgor to, and each Pledgor agrees that it will, at its expense and upon the request of the Agent, forthwith assemble all or any part of the Collateral as directed by the Agent and make it available at a place designated by the Agent which is, in its opinion, reasonably convenient to the Agent and such Pledgor, whether at the premises of such Pledgor or otherwise, (ii) to the extent permitted by applicable law, enter, with or without process of law and without breach of the peace, any premise where any of the Collateral is or may be located, and without charge or liability to it seize and remove such Collateral from such premises,
(iii) have access to and use any Pledgor's books and records relating to the Collateral and (iv) prior to the disposition of the Collateral, store or transfer it without charge in or by means of any storage or transportation facility owned or leased by any Pledgor, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent the Agent deems appropriate and, in connection with such preparation and disposition, use without charge any trademark, trade name, copyright, patent or technical process used by any Pledgor.

SECTION 8.  LIMITATION ON DUTY OF AGENT IN RESPECT OF COLLATERAL.

                  Beyond the exercise of reasonable care in the custody thereof, the Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Agent in good faith.

SECTION 9.  APPLICATION OF PROCEEDS.

                  Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held in the Collateral Accounts shall be applied by the Agent in the following order of priorities:

                  first, to payment of the expenses of such sale or other realization, including reasonable compensation to agents and counsel for the Agent, and all expenses, liabilities and advances incurred or made by the Agent in connection therewith, and any other unreimbursed expenses for which the Agent or any other Secured Party is to be reimbursed pursuant to Section 8.04 of the Credit Agreement or Section 12 hereof and unpaid fees owing to the Agent under the Credit Agreement;

                  second, to the ratable payment of accrued but unpaid interest on the Secured Obligations in accordance with the provisions of the Credit Agreement;

                  third, to the ratable payment of unpaid principal of the Secured Obligations;

                  fourth, to the ratable payment of all other Secured Obligations, until all Secured Obligations shall have been paid in full; and

                  finally, to payment to the Pledgors or their successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

The Agent may make distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

SECTION 10.  CONCERNING THE AGENT.

                  The provisions of Section 10.05 and Article XI of the Credit Agreement shall inure to the benefit of the Agent in respect of this Agreement and shall be binding upon the parties to the Credit Agreement in such respect. In furtherance and not in derogation of the rights, privileges and immunities of the Agent therein set forth:

                  (A) The Agent is authorized to take all such action as is provided to be taken by it as Agent hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein (including the timing and methods of realization upon the Collateral), the Agent shall act or refrain from acting in accordance with written instructions from the Required Lenders or, in the absence of such instructions, in accordance with its discretion.

                  (B) The Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder. The Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by the Pledgor.

SECTION 11.  APPOINTMENT OF CO-AGENTS.

                  At any time or times, in order to comply with any legal requirement in any jurisdiction, the Agent may appoint another bank or trust company or one or more other persons, either to act as co-agent or co-agents, jointly with the Agent, or to act as separate agent or agents on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of Section 10).

SECTION 12.  EXPENSES.

                  In the event that any Credit Party shall fail to comply with the provisions of the Credit Agreement or this Agreement, such that the value of any Collateral or the validity, perfection, rank or value of any Security Interest is thereby diminished or potentially diminished or put at risk, the Agent if requested by the Required Lenders may, but shall not be required to, effect such compliance on behalf of the Credit Parties, and the Pledgors shall reimburse the Agent for the costs thereof on demand. All insurance expenses and all expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining, and shipping the Collateral, any and all excise, property, sales, and use taxes imposed by any state, federal, or local authority on any of the Collateral, or in respect of periodic appraisals and inspections of the Collateral to the extent the same may be requested by the Required Lenders from time to time as provided in the Credit Agreement, or in respect of the sale or other disposition thereof shall be borne and paid by the Pledgors; and if any Pledgor fails to promptly pay any portion thereof when due, the Agent or any other Secured Party may, at its option, but shall not be required to, pay the same, and such Pledgor agrees to reimburse the Agent or such other Secured Party therefor on demand. All sums so paid or incurred by the Agent or any other Secured Party for any of the foregoing and any and all other sums for which the Pledgors may become liable hereunder and all costs and expenses (including reasonable attorney's fees, legal expenses and court costs) reasonably incurred by the Agent or any other Secured Party in enforcing or protecting the Security Interests or any of their rights or remedies under this Agreement, shall, together with interest thereon until paid as provided in Section 10.03 of the Credit Agreement, be additional Secured Obligations hereunder.

SECTION 13.  TERMINATION OF SECURITY INTERESTS; RELEASE OF COLLATERAL.

                  Upon the repayment in full of all Secured Obligations (other than contingent indemnity or similar claims not yet asserted) and the termination of the Commitment under the Credit Agreement, the Security Interests shall terminate and all rights to the Collateral shall revert to the Pledgors. At any time and from time to time prior to such termination of the Security Interests, the Agent may release any of the Collateral with the prior written consent of the Required Lenders. Upon any such termination of the Security Interests or release of Collateral, the Agent will, at the expense of the Pledgors, execute and deliver to the Pledgors such documents as the Pledgors shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

SECTION 14.  OBLIGATIONS UNCONDITIONAL; DISCHARGE OF OBLIGATIONS, ETC.

                  (a) The Security Interests and the obligations of each Pledgor hereunder shall not be released, discharged or otherwise affected by:

                  (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Company or any other Person under any Financing Document, by operation of law or otherwise;

                  (ii) any modification or amendment of or supplement to any Financing Document;

                  (iii) any release, non-perfection or invalidity of any direct or indirect security for any obligation of the Company or any other Person under any Financing Document;

                  (iv) any change in the corporate existence, structure or ownership of the Company or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Company or any other Person or any of their respective assets or any resulting release or discharge of any obligation of the Company or any other Person contained in any Financing Document;

                  (v) the existence of any claim, set-off or other rights which such Pledgor may have at any time against the Agent, any Lender or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                  (vi) any invalidity or unenforceability relating to or against the Company or any other Person for any reason of any Financing Document, or any provision of applicable law or regulation purporting to prohibit the payment by the Company of the principal of or interest on any Note or any other amount payable by the Company or any other Person under any Financing Document; or

                  (vii) any other act or omission to act or delay of any kind by the Agent, any Lender or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the obligations of a surety.

                  (b) Each Pledgor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any corporation or Person against the Company or any other corporation or Person.

                  (c) Each Pledgor hereby waives any right or claim of exoneration, reimbursement, subrogation, contribution or indemnity and any other similar right or claim arising out of this Agreement.

                  (d) If acceleration of the time for payment of any amount payable by the Company under the Credit Agreement or any Note is stayed upon the insolvency, bankruptcy or reorganization of the Company, the Security Interests and the obligations of each Pledgor hereunder may nonetheless be enforced as fully as if such acceleration were effective.

SECTION 15.   NOTICES.

                  All notices, communications and distributions hereunder to the Agent shall be given in accordance with Section 12.03 of the Credit Agreement. All notices, communications and distributions hereunder to any Pledgor shall be given in accordance with Section 12.03 of the Credit Agreement and sent to the address of the Borrower set forth on the signature page of the Credit Agreement.

SECTION 16.  WAIVERS, NON-EXCLUSIVE REMEDIES.

                  No failure on the part of the Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Agent or any Secured Party of any right under the Credit Agreement, any of the other Financing Documents or this Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement, the Credit Agreement and the other Financing Documents are cumulative and are not exclusive of any other remedies provided by law.

SECTION 17.  SUCCESSORS AND ASSIGNS.

                  This Agreement is for the benefit of the Agent and the Secured Parties and their successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement shall be binding on the Pledgor and their respective successors and assigns.

SECTION 18.  CHANGES IN WRITING.

                  Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Pledgors and the Agent with the consent of the Required Lenders.

SECTION 19.  GEORGIA LAW.

                  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF GEORGIA (WITHOUT

REFERENCE TO PRINCIPLES OR CONFLICTS OF LAW), EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF ANY JURISDICTION OTHER THAN GEORGIA ARE GOVERNED BY THE LAWS OF SUCH JURISDICTION.

SECTION 20.  SEVERABILITY.

                  If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Agent and the other Secured Parties in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

SECTION 21.  COUNTERPARTS.

                  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective authorized officers as of the day and year first above written.


                                    PLEDGORS:


                                    STRATO/INFUSAID, INC.



                                    By:
                                       -------------------------------------
                                    Title:
                                          ----------------------------------


                                    AGENT:


                                    NATIONSCREDIT COMMERCIAL CORPORATION,
                                    as Agent



                                    By:
                                       -------------------------------------
                                    Title:
                                          ----------------------------------

                                                                       EXHIBIT A

                                    PLEDGORS



Strato/Infusaid, Inc.


Notice Address for Pledgors:
c/o Horizon Medical Products, Inc.
Seven North Parkway Square
4200 Northside Parkway, N.W.
Atlanta, Georgia  30327
Attn: President
Telecopy No.: (404) 233-0171

                                                                       EXHIBIT B

                                LIST OF ACCOUNTS



         ACCOUNT                                      BANK
         -------                                      ----






                                                                       EXHIBIT C


                             PERFECTION CERTIFICATE

                  The undersigned, chief executive officer or chief legal officer, of ______________________, a _________ corporation (the "Pledgor"), hereby certifies with reference to the Subsidiary Security Agreement dated as of July ___, 1997 between the Pledgors and NationsCredit Commercial Corporation, as Agent (terms defined therein being used herein as therein defined), to the Agent and each Lender as follows:

                  1. Names. (a) The exact corporate name of the Pledgor as it appears in its certificate of incorporation is as follows:

                  [Name of Pledgor]




                  (b) Set forth below is each other corporate name the Pledgor has had since its organization, together with the date of the relevant change:





                  (c) The Pledgor has not changed its identity or form of organization in any way within the past five years.

                  (d) The following is a list of all other names (including trade names or similar appellations) used by the Pledgor or any of its divisions or other business units at any time during the past five years:

                               [Names of Pledgor]

                  2. Current Locations. (a) The chief executive office of the Pledgor is located at the following address:

Mailing Address                     County                              State
---------------                     ------                              -----





                  (b) The following are all the locations where the Pledgor maintains any books or records relating to any Accounts:

Mailing Address                     County                              State
---------------                     ------                              -----




                  (c) The following are all the places of business of the Pledgor not identified above:

Name              Mailing Address            County                    State
----              ---------------            ------                    -----



                  (d) The following are all the locations where the Pledgor maintains any Inventory not identified above:

Name              Mailing Address            County                    State
----              ---------------            ------                    -----



                  (e) The following are the names and addresses of all Persons other than the Pledgor which have possession of any of the Pledgor's Inventory:

Name              Mailing Address            County                    State
----              ---------------            ------                    -----



                  3. Prior Locations. (a) Set forth below is the information required by subparagraphs (a), (b) and (c) of paragraph 2 with respect to each location or place of business maintained by the Pledgor at any time during the past five years:

                  (b) Set forth below is the information required by subparagraphs (d) and (e) of paragraph 2 with respect to each location or bailee where or with whom Inventory has been lodged at any time during the past four months:



                  4. Unusual Transactions. All Accounts have been originated by the Pledgor and all Inventory and Equipment has been acquired by the Pledgor in the ordinary course of its business.

                  5. File Search Reports. Attached hereto as Schedule 5(A) is a true copy of a file search report from the Uniform Commercial Code filing officer in each jurisdiction identified in paragraph 2 or 3 above with respect to each name set forth in paragraph 1 above. Attached hereto as Schedule 5(B) is a true copy of each financing statement or other filing identified in such file search reports.

                  6. UCC Filings. Duly signed financing statements on Form UCC-1 attached as Schedule 6 hereto have been duly filed in the Uniform Commercial Code filing office in each jurisdiction identified in paragraph 2 hereof and each such filing has been duly acknowledged by the filing officer.

                  7. Schedule of Filings. Attached hereto as Schedule 7 is a schedule setting forth filing information with respect to the filings described in paragraph 6 above.

                  8. Filing Fees. All filing fees and taxes payable in connection with the filings described in paragraph 6 above have been paid.

                  9. Patents, Trademarks, Copyrights. All patents, trademarks and copyrights owned by the Pledgor as of the date hereof and all patent licenses, trademark licenses and copyright licenses to which the Pledgor is a party as of the date hereof are listed on Schedule 9 hereto.

                  IN WITNESS WHEREOF, we have hereunto set our hands this ____ day of July, 1997.



                                             ----------------------------------
                                             Title:

                                                                      SCHEDULE 6
                                                       TO PERFECTION CERTIFICATE




Description of Collateral

                  All accounts, chattel paper, contract rights, general intangibles, inventory, equipment and documents, and all other property of the Pledgor all as more particularly described on Exhibit A attached hereto, now owned or hereafter acquired, wherever located, and all proceeds thereof.

                                                                      SCHEDULE 7
                                                       TO PERFECTION CERTIFICATE


                               SCHEDULE OF FILINGS


                                                                         Date
Pledgor                    Filing Officer            File Number       of Filing
--------------------------------------------------------------------------------











-------------------------

*  Indicate lapse date, if other than fifth anniversary.

                                                                       EXHIBIT D

                                   OPINION OF
                             COUNSEL FOR THE PLEDGOR

                                     * * * *

                  1. The Security Agreement creates a valid security interest, for the benefit of the Secured Parties, in all the Pledgor's right, title and interest in all Collateral to the extent the UCC is applicable thereto (the "Security Interest").

                  2. UCC financing statements and amendments thereto (collectively, the "Financing Statements") have been filed in the filing offices listed in Schedule 7 to the Perfection Certificate (the "Filing Jurisdictions"), which are all of the offices in which filings are required to perfect the Security Interest, to the extent the Security Interest may be perfected by filing under the UCC, and no further filing or recording of any document or instrument or other action will be required so to perfect the Security Interest in the Collateral in which a security interest may be perfected by filing a financing statement under the UCC, except that (i) continuation statements with respect to each Financing Statement must be filed in accordance with the UCC;
(ii) additional filings may be necessary if the Pledgor changes its name, identity or corporate structure or the jurisdiction in which its places of business, its chief executive office or the Collateral are located; and (iii) we express no opinion on the perfection of, or need for further filing or recording to perfect, the Security Interest in goods now or hereafter located in any jurisdiction other than the Filing Jurisdictions.

                  3. There are

                  (i) based on [describe search reports], as of the date of such reports, no UCC financing statements which name the Pledgor as Pledgor or seller and cover any of the Collateral, other than the Financing Statements, [and the financing statements with respect to Permitted Liens annexed as Schedule 5(A) to the Perfection Certificate], listed in the available records in the UCC filing offices set forth in paragraphs 2 and 3 of the Perfection Certificate, which, based on the information provided to us as to the location of the Collateral, the Company and its banks and records, include all of the offices prescribed under the UCC as the offices in which filings should have been made to perfect security interests in the Collateral; and

                  (ii) based on [describe search reports], as of the date of such reports, no notices of the filing of any federal tax lien (filed pursuant to Section 6323 of the Internal Revenue Code) or any lien of the Pension Benefit Guaranty Corporation (filed pursuant to Section 4068 of ERISA) covering any of the Collateral listed in the available records in the [UCC filing office in state of Pledgor's chief executive office], which is the only office having files which must be searched in order to fully determine the existence of notices of the filing of federal tax liens (filed pursuant to Section 6323 of the Internal

         Revenue Code) on the Collateral and liens of the Pension Benefit Guaranty Corporation (filed pursuant to Section 4068 of ERISA) on the Collateral.

                  4. The Security Interest validly secures the guaranty by the Pledgor of the payment of all future Loans made by the Lenders to the Company, whether or not at the time such Loans are made an Event of Default or other event not within the control of the Lenders has relieved or may relieve the Lenders from their obligations to make such Loans, and is perfected to the extent set forth in paragraph 2 above with respect to such future Loans. Insofar as the priority thereof is governed by the UCC, the Security Interest has the same priority with respect to such future Loans as it does with respect to Loans made on the date hereof.

                  Such opinion may contain such assumptions, qualifications and limitations as the opinions of counsel for the Company delivered in connection with the making of the initial Loan under the Credit Agreement.

                                                                       EXHIBIT E

                            FORM OF LOCKBOX AGREEMENT

                                                                       EXHIBIT G


                                                                   No. _________


                                                                          [Date]


To:      [Name]
         [Address]

Ladies and Gentlemen:

         Upon the order and for the account of Horizon Medical Products, Inc. (the "COMPANY"), we, NationsCredit Commercial Corporation (the "ISSUER"), hereby establish for the benefit of [Beneficiary] (the "BENEFICIARY"), our Irrevocable Standby Letter of Credit No. [________] (the "LETTER OF CREDIT") for a sum or sums not to exceed in the aggregate [Dollar Amount ($)] (the "ORIGINAL LETTER OF CREDIT AMOUNT", and as reduced from time to time as provided below, the "LETTER OF CREDIT AMOUNT") effective as of the date first above written and expiring as provided below.

         The Issuer hereby irrevocably authorizes the Beneficiary to draw, in one or more drawings, on the Issuer in compliance with the terms and conditions of this Letter of Credit, an aggregate amount not to exceed the Original Letter of Credit Amount. Only the Beneficiary may make a drawing under this Letter of Credit. Upon the payment by the Issuer of the amount specified in any draft drawn hereunder, (i) the Issuer shall be fully discharged from its obligations under this Letter of Credit with respect to such draft, and the Issuer shall not thereafter be obligated to make any further payment under this Letter of Credit to you or any other person with respect to such draft and (ii) the Letter of Credit Amount shall be reduced by the amount of such draft.

         Partial drawings are permitted hereunder.

         Funds under this Letter of Credit are available to you against presentation at or before 4:00 P.M. (New York City time) on a business day prior to the Expiration Date (as defined below) at our office referred to below of your draft at sight accompanied by a certificate in the form of Annex I hereto (with all elections made and all blanks filled in) purportedly signed by your authorized representative.

         The original of such draft and such certificate shall be presented at the office of the Issuer as follows:

                           NationsCredit Commercial Corporation
                           187 Danbury Road
                           Wilton, Connecticut  06897

         If the Issuer receives your draft and such certificate in connection with a drawing, all in strict conformity with the terms and conditions of this Letter of Credit, at or before 4:00 P.M. (New York City time) on a business day prior to the Expiration Date, the Issuer will honor the same (to the extent required by this Letter of Credit) by making payment in accordance with your payment instructions by 1:00 P.M. (New York City time) on the next business day. If requested by you, payment under this Letter of Credit may be made by wire transfer of federal or other immediately available funds to accounts in New York, New York, by deposit of immediately available funds into a designated account or accounts maintained with the Issuer or by check or checks payable to your order.

         As used herein, "BUSINESS DAY" shall mean any day that is not a Saturday, Sunday or other day on which banks in New York, Illinois or Connecticut are required or authorized by law or executive order to close.

         This Letter of Credit shall terminate at the close of business on [Date], (the "EXPIRATION DATE") unless the Beneficiary shall have received notice in the manner described below from the Issuer during the period which is more than 30 but less than 60 days prior to any anniversary of the date of this Letter of Credit, in which case this Letter of Credit shall expire on such anniversary date (or if such date is not a business day, on the next succeeding business day in which case such anniversary date shall be the "EXPIRATION DATE").

         Notices pursuant to the preceding sentence shall be provided in writing at [Beneficiary Name and Address].

         This Letter of Credit sets forth in full the undertaking of the Issuer, and such undertaking shall not in any way be modified, amplified or amended by reference to any document, instrument or agreement referred to herein and any such reference shall not be deemed to incorporate herein by reference any such document, instrument or agreement or any portion thereof.

                  This Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 (the "UNIFORM CUSTOMS") and as to matters not governed by the Uniform Customs shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of law.

         Except as provided above for presentation of drafts and documents, communications with respect to this Letter of Credit shall be in writing and shall be addressed to the Issuer at One Canterbury Green, P. O. Box 120013, Stamford, CT 06912-0013), Attention: General Counsel specifically referring to the number of this Letter of Credit (or at any other office in the City and State of New York that may be designated by the Issuer by written notice delivered to you).

                                    Yours sincerely,

                                    NATIONSCREDIT COMMERCIAL CORPORATION


                                    By:
                                       ------------------------------------
                                         Authorized Signatory

                                                                         ANNEX I

                             FORM OF CERTIFICATE FOR
                           DRAWING ON LETTER OF CREDIT

NationsCredit Commercial Corporation

         Re:      Irrevocable Letter of Credit No. [_________]

Ladies and Gentlemen:

         The undersigned, an authorized representative of [Beneficiary] (the "BENEFICIARY"), hereby certifies to NationsCredit Commercial Corporation (the "ISSUER"), the issuer of Irrevocable Letter of Credit No. [__________] (the "LETTER OF CREDIT"), that:

         1. The undersigned is an authorized representative of the Beneficiary.

         2. The amount of the sight draft accompanying this Certificate does not exceed the Letter of Credit Amount (as defined in the Letter of Credit) as of the date hereof.

         3. The drawing made pursuant to the sight draft accompanying this Certificate is due to the fact that an amount equal to or in excess of the sight draft is due and owing from Horizon Medical Products, Inc. to the Beneficiary.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Certificate as of the __ day of _________________, 19 __.


                                  [Beneficiary]



                                  By:
                                     -------------------------------------
                                       Authorized Representative

                      FIRST AMENDMENT TO SECURITY AGREEMENT


         THIS AGREEMENT is made and entered into as of this 26th day of May, 1998, by and between HORIZON MEDICAL PRODUCTS, INC., a Georgia corporation (the "COMPANY"), and NATIONSCREDIT COMMERCIAL CORPORATION, as agent for the Lenders referred to below (the "AGENT").

                               STATEMENT OF FACTS

         WHEREAS, pursuant to that certain Credit Agreement, dated as of July 15, 1997, among the Company, certain lenders party thereto (the "LENDERS") and the Agent, as amended and restated by that certain Amended and Restated Credit Agreement, dated as of May 26, 1998, among the Company, the Agent and the Lenders (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"; terms defined in the Credit Agreement and not otherwise defined herein being used herein as therein defined), the Lenders have provided the Company with a credit facility which may be used from time to time for working capital purposes and for acquisitions of medical products companies;

         WHEREAS, the Lenders and the Agent have previously required, as a condition to extending credit under the Credit Agreement, that the Company execute that certain Security Agreement, dated as of July 15, 1997, between the Company and the Agent (as amended from time to time, the "SECURITY AGREEMENT"), to secure the obligations of the Company under the Credit Agreement and related Financing Documents;

         WHEREAS, the parties now desire to amend the Security Agreement in certain respects and are entering into this Agreement for such purpose.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                               STATEMENT OF TERMS

                  1. AMENDMENT. (a) The Security Agreement is hereby amended to provide that all references to the term "Credit Agreement" contained therein shall mean and refer to the Credit Agreement described above.

                  (b) The Security Agreement is hereby further amended by deleting Exhibit A attached thereto and substituting in lieu thereof the Exhibit A attached hereto.

                  2. NO OTHER AMENDMENTS. Except as expressly supplemented hereby, the Security Agreement is and shall remain in full force and effect.

                  3. CHOICE OF LAW. This Agreement shall be governed by and shall be construed and enforced in accordance with the laws in the State of Georgia without regard to the conflicts of law principles thereof.

                  4. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this agreement as of the day and year first above written.


                                    COMPANY:

                                    HORIZON MEDICAL PRODUCTS, INC.


                                    By:
                                       ------------------------------
                                    Title:
                                          ---------------------------


                                    AGENT:

                                    NATIONSCREDIT COMMERCIAL
                                    CORPORATION, as Agent


                                    By:
                                       ------------------------------
                                    Title:
                                          ---------------------------

                                                                       EXHIBIT A

                                  BANK ACCOUNTS

BANK                                                  ACCOUNT NUMBER
----                                                  --------------
Columbus Bank and Trust                                  22-33-010

NationsBank, N.A.                                        8251106426
                                                         3261187639

                FIRST AMENDMENT TO SUBSIDIARY SECURITY AGREEMENT,
                              JOINDER AGREEMENT AND
                FIRST AMENDMENT TO SUBSIDIARY GUARANTY AGREEMENT


         THIS AGREEMENT is made and entered into as of this 26th day of May, 1998, by and among HORIZON ACQUISITION CORP., a Georgia corporation d/b/a Neostar Medical Technologies ("NEOSTAR"), STRATO/INFUSAID, INC., a Massachusetts corporation ("STRATO/INFUSAID"), and NATIONSCREDIT COMMERCIAL CORPORATION, as agent for the Lenders referred to below (the "AGENT").

                               STATEMENT OF FACTS

         WHEREAS, pursuant to that certain Credit Agreement, dated as of July 15, 1997, among Horizon Medical Products, Inc., a Georgia corporation (the "BORROWER"), certain lenders party thereto (the "LENDERS") and the Agent, as amended and restated by that certain Amended and Restated Credit Agreement, dated as of May 26, 1998, among the Borrower, the Agent and the Lenders (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"; terms defined in the Credit Agreement and not otherwise defined herein being used herein as therein defined), the Lenders have provided the Borrower with a credit facility which may be used from time to time for working capital purposes and for acquisitions of medical products companies;

         WHEREAS, Neostar and Strato/Infusaid have heretofore jointly and severally guaranteed the obligations of the Borrower under the Credit Agreement pursuant to that certain Subsidiary Guaranty Agreement, dated as of July 15, 1997, executed by Neostar and Strato/Infusaid in favor of the Lenders and the Agent (the "SUBSIDIARY Guaranty");

         WHEREAS, the Lenders and the Agent have required, as a condition to extending credit under the Credit Agreement, that Neostar and Strato/Infusaid execute that certain Subsidiary Security Agreement, dated as of July 15, 1997, among each of the Borrower's Subsidiaries and the Agent (as amended from time to time, the "SUBSIDIARY SECURITY AGREEMENT"), to secure the Subsidiary Guaranty;

         WHEREAS, to satisfy the above condition, Neostar now desires to enter into this Agreement in order that it may be joined as a party to the Subsidiary Security Agreement; and

         WHEREAS, the parties also desire to amend the Subsidiary Security Agreement and the Subsidiary Guaranty in certain respects and are entering into this Agreement for such purpose.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                               STATEMENT OF TERMS

                  1. JOINDER. In accordance with the terms of the Credit Agreement, Neostar by signing below agrees to become a Pledgor under, and as such term is defined in, the Subsidiary Security Agreement, with the same force and effect as if originally named therein as Pledgor, and Neostar hereby agrees to be bound by all of the terms and conditions of the Subsidiary Security Agreement applicable to it as a Pledgor thereunder. In furtherance of the foregoing, and in order to secure the full and punctual payment and performance of the Secured Obligations (as defined in the Subsidiary Security Agreement), Neostar hereby grants to the Agent for the ratable benefit of the Secured Parties a continuing security interest and lien upon any and all Collateral (as defined in the Subsidiary Security Agreement), whether now owned or existing or hereafter acquired or arising and regardless of where located. Each reference to a Pledgor in the Subsidiary Security Agreement shall be deemed to include Neostar, and the Subsidiary Security Agreement is hereby incorporated herein by this reference.

                  2. AMENDMENTS. (a) The Subsidiary Security Agreement and the Subsidiary Guaranty are each hereby amended to provide that all references to the term "Credit Agreement" contained therein shall mean and refer to the Credit Agreement defined above.

                  (b) The Subsidiary Security Agreement is hereby further amended by deleting Exhibit A and Exhibit B attached thereto and substituting in lieu thereof the Exhibit A and Exhibit B attached hereto.

                  3. NO OTHER AMENDMENTS. Except as expressly supplemented hereby, the Subsidiary Security Agreement and the Subsidiary Guaranty are and shall remain in full force and effect.

                  4. CHOICE OF LAW. This Agreement shall be governed by and shall be construed and enforced in accordance with the laws in the State of Georgia without regard to the conflicts of law principles thereof.

                  5. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this agreement as of the day and year first above written.

                                    NEOSTAR:

                                    HORIZON ACQUISITION CORP.



                                    By:
                                       ----------------------------
                                    Title:
                                          -------------------------


                                    STRATO/INFUSAID:

                                    STRATO/INFUSAID, INC.



                                    By:
                                       ----------------------------
                                    Title:
                                          -------------------------


                                    AGENT:

                                    NATIONSCREDIT COMMERCIAL
                                    CORPORATION, as Agent



                                    By:
                                       ----------------------------
                                    Title:
                                          -------------------------

                                                                       EXHIBIT A

                                    PLEDGORS



Horizon Acquisition Corp.
Strato/Infusaid, Inc.

         Notice Address for Pledgors:
         c/o Horizon Medical Products, Inc.
         Seven North Parkway Square
         4200 Northside Parkway, N.W.
         Atlanta, Georgia  30327
         Attn: President
         Telecopy No.: (404) 233-0171

                              CONSENT OF GUARANTORS


                  The undersigned, as guarantors (the "GUARANTORS") under that certain Subsidiary Guaranty Agreement, dated as of July 15, 1997 (hereinafter called the "GUARANTY"), executed by the undersigned pursuant to the Credit Agreement, dated as of July 15, 1997 (as amended to the date hereof, the "CREDIT AGREEMENT"), among Horizon Medical Products, Inc. (the "BORROWER"), the Lenders signatory thereto (the "LENDERS") and NationsCredit Commercial Corporation, as Agent for the Lenders (the "AGENT"), with respect to the indebtedness and obligations of the Borrower arising under the Credit Agreement, do hereby consent to and approve of the execution and delivery by the Borrower of that certain Amended and Restated Credit Agreement (the "RESTATED CREDIT AGREEMENT"), dated of even date herewith, executed by and among the Borrower, the Lenders signatory thereto and the Agent, and the transactions contemplated thereby, and do further consent to and approve of the execution and delivery by the Borrower of all other documents executed or to be executed by the Borrower in connection therewith.

                  Each Guarantor acknowledges and agrees that the execution and delivery of the Restated Credit Agreement and the other documents contemplated thereby shall not diminish, impair, alter, discharge or otherwise affect in any manner whatsoever the duties, obligations and liabilities of the Guarantor under the Guaranty or any other Financing Document, including, without limitation, the joint and several obligation of the Guarantors for the payment of the "Guaranteed Obligations" (as that term is defined in the Guaranty), which obligations include, without limitation, the Working Capital Loans and the Acquisition Loans made or to be made by the Lenders to the Borrower under the Restated Credit Agreement, and the reimbursement obligations of the Company in respect of Letters of Credit issued under the Restated Credit Agreement.

                  Each Guarantor hereby ratifies, confirms and approves the Guaranty and each of the other Financing Documents executed and delivered by such Guarantor and all of the terms and provisions thereof, and agrees that the Guaranty and such other Financing Documents constitute the valid and binding obligations of such Guarantor, enforceable by the Agent and the Lenders in accordance with their respective terms.

                  IN WITNESS WHEREOF, each Guarantor has executed this Consent, as of the 26th day of May, 1998.

                                    HORIZON ACQUISITION CORP.


                                    By:
                                       ----------------------------
                                       Title:
                                             ----------------------

                                    STRATO/INFUSAID, INC.


                                    By:
                                       ----------------------------
                                       Title:
                                             ----------------------

                                                                       EXHIBIT H



                           BORROWING BASE CERTIFICATE


                  I, ________________, the ____________ of Horizon Medical
Products, Inc. (the "COMPANY"), DO HEREBY CERTIFY, pursuant to the Amended and Restated Credit Agreement dated as of May 26, 1998 (as amended from time to time, the "CREDIT AGREEMENT") among the Company, the Lenders referred to therein and NationsCredit Commercial Corporation, as Agent, that attached hereto as Exhibit A is a true and accurate calculation of the Borrowing Base of the Company as of __________, 19__, determined in accordance with the requirements of the Credit Agreement.

                  Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

                  IN WITNESS WHEREOF, I have signed this certificate as of this ___ day of ____________, 19__.




                                     -------------------------------------
                                     Name:
                                     Title:

                                    Exhibit A

                                       to

                           BORROWING BASE CERTIFICATE


                           (all numbers in thousands)

                            As at ____________, 19__


          ************************************************************




DOMESTIC ACCOUNTS RECEIVABLE

Gross Domestic Accounts Receivable                                      ________

Less:

(a)      Accounts not denominated in US dollars                ________

(b)      Receivables that do not comply with all               ________
         applicable legal requirements

(c)      Receivables subject to an unresolved dispute          ________
         (to the extent of such dispute)

(d)      Receivables payable more than 90 days after           ________
         the date of the issuance of the original
         invoice

(e)      Receivables that remain unpaid for more than          ________
         60 days from the original due date specified
         in the original invoice

(f)      Unbilled Receivables, and Receivables for             ________
         unshipped goods or services not yet
         performed

(g)      Receivables arising outside the ordinary              ________
         course of business of the Company

(h)      Receivables for which there has been                  ________
         established a contra account, due from an
         account debtor to whom the Company owes a
         trade payable, or otherwise subject to a
         setoff or counterclaim, but only to the
         extent of such trade payable, setoff or
         counterclaim

(i)      Receivables not subject to a first priority           ________
         perfected Lien under the Security Agreement
         and Receivables evidenced by an "instrument"
         (as defined in the Uniform Commercial Code)
         not in possession of the Agent

(j)      Receivables due from an ineligible account            ________
         debtor(1)

(k)      Receivables due from an account debtor that           ________
         the Company has not instructed in its
         invoice to make payments on such receivables
         to the Lockbox Account (as defined in the
         Security Agreement) or from any account
         debtor that makes payments in a form that
         cannot be accepted in the Lockbox Account

(l)      Receivables due from an account debtor from           ________
         whom more than 20% of the aggregate
         Receivables of the Company are due, but only
         to the extent of such excess

         Total Ineligible Domestic Receivables                 ________


ELIGIBLE DOMESTIC RECEIVABLES                                  $____ X 80% = ____


---------------------------

(1) As used herein, an ineligible account debtor is an account debtor (i) as to which on such date Receivables representing more than 25% of aggregate amount of all Receivables of such account debtor have remained unpaid for more than 60 days from the original due date specified at the time of the original issuance of the invoice therefor, (ii) in respect of which a credit loss has been recognized or reserved by the Company or any of its Subsidiaries, (iii) in respect of which the Agent shall have notified the Company that such account debtor does not have a satisfactory credit standing as determined in good faith by the Agent, (iv) that is a Subsidiary or Affiliate of the Company, (v) that is the United States of America or any department, agency or instrumentality thereof or any state government or any department, agency or political subdivision thereof, unless the Company has complied in all respects with the Federal Assignment of Claims Act of 1940, or any similar provision of applicable state law, or (vi) the prospect of payment of which, in the good faith judgment of the Lender, has been impaired.

FOREIGN SECURED ACCOUNTS RECEIVABLE

Gross Foreign Secured Accounts Receivable                               ________

Less:

(a)      Accounts not denominated in US dollars                ________

(b)      Receivables that do not comply with all               ________
         applicable legal requirements

(c)      Receivables subject to an unresolved dispute          ________
         (to the extent of such dispute)

(d)      Receivables payable more than 90 days after           ________
         the date of the issuance of the original
         invoice

(e)      Receivables that remain unpaid for more than          ________
         60 days from the original due date specified
         in the original invoice

(f)      Unbilled Receivables, and Receivables for             ________
         unshipped goods or services not yet
         performed

(g)      Receivables arising outside the ordinary              ________
         course of business of the Company

(h)      Receivables for which there has been                  ________
         established a contra account, due from an
         account debtor to whom the Company owes a
         trade payable, or otherwise subject to a
         setoff or counterclaim, but only to the
         extent of such trade payable, setoff or
         counterclaim

(i)      Receivables not subject to a first priority           ________
         perfected Lien under the Security Agreement
         and Receivables evidenced by an "instrument"
         (as defined in the Uniform Commercial Code)
         not in possession of the Agent

(j)      Receivables due from an ineligible account            ________
         debtor(2)

-------------------

(2) As used herein, an ineligible account debtor is an account debtor (i) as to which on such date Receivables representing more than 25% of aggregate amount of all Receivables of such account debtor have remained unpaid for more than 60 days from the original due date specified at the time of the original issuance of the invoice therefor, (ii) in respect of which a credit loss has been recognized or reserved by the Company or any of its Subsidiaries, (iii) in respect of which the Agent shall have notified the Company that such account debtor does not have a satisfactory credit standing as determined in good faith by the Agent, (iv) that is a Subsidiary or Affiliate of the Company, or (v) the prospect of payment of which, in the good faith judgment of the Lender, has been impaired.

(k)      Receivables due from an account debtor that           ________
         the Company has not instructed in its
         invoice to make payments on such receivables
         to the Lockbox Account (as defined in the
         Security Agreement) or from any account
         debtor that makes payments in a form that
         cannot be accepted in the Lockbox Account

(l)      Receivables due from an account debtor from           ________
         whom more than 20% of the aggregate
         Receivables of the Company are due, but only
         to the extent of such excess

         Total Ineligible Foreign Secured Receivables          ________

ELIGIBLE FOREIGN SECURED RECEIVABLES                           $____ X 80% = ____



FOREIGN UNSECURED ACCOUNTS RECEIVABLE

Gross Foreign Unsecured Accounts Receivable                             ________

Less:

(a)      Accounts not denominated in US dollars                ________

(b)      Receivables that do not comply with all               ________
         applicable legal requirements

(c)      Receivables subject to an unresolved dispute          ________
         (to the extent of such dispute)

(d)      Receivables payable more than 90 days after           ________
         the date of the issuance of the original
         invoice

(e)      Receivables that remain unpaid for more than          ________
         60 days from the original due date specified
         in the original invoice

(f)      Unbilled Receivables, and Receivables for             ________
         unshipped goods or services not yet
         performed

(g)      Receivables arising outside the ordinary              ________
         course of business of the Company

(h)      Receivables for which there has been                  ________
         established a contra account, due from an
         account debtor to whom the Company owes a
         trade payable, or otherwise subject to a
         setoff or counterclaim, but only to the
         extent of such trade payable, setoff or
         counterclaim

(i)      Receivables not subject to a first priority           ________
         perfected Lien under the Security Agreement
         and Receivables evidenced by an "instrument"
         (as defined in the Uniform Commercial Code)
         not in possession of the Agent

(j)      Receivables due from an ineligible account            ________
         debtor(3)

(k)      Receivables due from an account debtor that           ________
         the Company has not instructed in its
         invoice to make payments on such receivables
         to the Lockbox Account (as defined in the
         Security Agreement) or from any account
         debtor that makes payments in a form that
         cannot be accepted in the Lockbox Account

(l)      Receivables due from an account debtor from           ________
         whom more than 20% of the aggregate
         Receivables of the Company are due, but only
         to the extent of such excess

         Total Ineligible Foreign Unsecured Receivables        ________

ELIGIBLE FOREIGN UNSECURED RECEIVABLES                         $____(4) X 50% = ____


------------------------

(3) As used herein, an ineligible account debtor is an account debtor (i) as to which on such date Receivables representing more than 25% of aggregate amount of all Receivables of such account debtor have remained unpaid for more than 60 days from the original due date specified at the time of the original issuance of the invoice therefor, (ii) in respect of which a credit loss has been recognized or reserved by the Company or any of its Subsidiaries, (iii) in respect of which the Agent shall have notified the Company that such account debtor does not have a satisfactory credit standing as determined in good faith by the Agent, (iv) that is a Subsidiary or Affiliate of the Company, or (v) the prospect of payment of which, in the good faith judgment of the Lender, has been impaired.

(4) Not to exceed $500,000.

INVENTORY

Value (determined at the lower of cost or market on a
basis consistent with that used in the preparation of
the financial statements referred to in Section
6.04(a) of the Credit Agreement) of all Inventory
owned by the Company and located in any jurisdiction
in the United States of America as to which
appropriate UCC financing statements have been filed
naming the Company as "debtor" and the Agent as
"secured party", all net of any amounts payable by
the Company in respect of commissions, processing
fees or other charges                                                   ________


Less:

(i)      Inventory shipped to a provider of services,          ________
         or to a customer, even if on a consignment
         or "sale or return" basis

(ii)     Inventory that is subject to a Lien (other            ________
         than Liens created pursuant to the Security
         Documents)

(iii)    Inventory against which a reserve has been            ________
         taken

(iv)     Inventory not subject to a perfected first            ________
         priority lien under the Security Agreement,
         and subject to no prior or equal Lien

(v)      Inventory not produced in compliance with             ________
         the applicable requirements of the Fair
         Labor Standards Act

(vi)     Supply, scrap or obsolete Inventory and               ________
         Inventory not reasonably marketable

Total Ineligible Inventory

ELIGIBLE INVENTORY                                             $____ X 50% = ____


BORROWING BASE TOTAL                                           $____________